                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2000
                           ---------------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware               1-9924             52-1568099
          ---------------         -----------      -------------------
          (State or other         (Commission         (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)



                    399 Park Avenue, New York, New York 10043
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

     Item 5. Other Events.

     On October 17, 2000, Citigroup Inc. reported core income of $3.1 billion for the third quarter ended September 30, 2000. Core income per share, diluted, was $0.67, a 26% increase over that reported in the 1999 third quarter. For the first nine months of 2000, Citigroup's core income was a record $9.7 billion, or $2.10 per share, rising 33% from the first nine months of 1999. Continued revenue momentum across the company's businesses, combined with expense and risk discipline resulted in:

     o Income growth of 17% in the Global Consumer Group, 40% in the Global Corporate and Investment Bank, and 14% for Global Investment Management and Private Banking;

     o    Revenue growth of 15%;

     o    Return on equity of 24%;

     o Total equity (including trust preferred securities) increasing to $58.6 billion at 9/30/00.


     "Our continued management discipline, business diversification and geographic reach enable us to deliver consistently strong results for our shareholders," said Sanford I. Weill, Chairman and Chief Executive Officer. "We are creating greater efficiencies within our company, extending our capabilities on the internet and strengthening our balance sheet. We continue to invest our substantial capital to expand our leadership in key areas, enhance our long-term growth and build our base of stable, recurring earnings. Our recently announced plan to merge with Associates First Capital Corporation will greatly expand our global consumer finance business and further solidify our place as the number one card company, both in the U.S. and globally. It will also strengthen our position in commercial finance. In addition, we are pleased that Associates' CEO Keith Hughes and CFO Roy Guthrie will be joining our management team."

                                 GLOBAL CONSUMER

        3rd Quarter Core Income: $1.32 Billion, up 17% from $1.13 Billion

     Citigroup's Global Consumer Group once again reported record earnings, driven by improvements in the North American card business and strong performance across Asian marketplaces. The global cards business, which spans 46 countries with 56.8 million accounts, posted income of $476 million, up 32%, and had managed receivables of $95.6 billion. Credit across all of Citigroup's global consumer businesses continued its favorable trend in the quarter. Cross marketing programs continue to generate incremental sales across Citigroup's consumer distribution channels. Mortgage products sold through Salomon Smith Barney financial consultants totaled $469 million, and sales of SSB Citi Asset Management investment products through the Consumer Group businesses were $3.5 billion in the quarter.



o Banking/Lending income rose 17% to $706 million. CITIBANKING NORTH AMERICA increased income 34% in the quarter as substantial growth in mutual fund and annuity sales, as well as higher deposit volumes, drove a 9% increase in revenues. MORTGAGE BANKING results, which include the Student Loan business, rose 19% as higher loan volumes and continued mortgage credit improvements were partly offset by spread compression. Income for NORTH AMERICA CARDS increased 23%. Revenue growth of 4% reflected 18% receivables growth and sales volume increases of 17%, partly offset by continued spread compression. Accounts rose by 1.2 million (including the Canada Trust acquisition) and net loss rates continued to improve, falling to 3.50%. CITIFINANCIAL'S income fell 8%, due in part to a $15 million (after-tax) release of a litigation reserve resulting from the settlement of a claim in the prior year quarter.

     Receivables growth continued its strong pace, at 19%, and loss rates remained stable, at 1.91%.

o Income from the Insurance businesses rose 22% to $371 million. TRAVELERS LIFE AND ANNUITY income rose 7% driven by strong business volume growth, and expense management. Sales momentum continued with increases of 17% for individual annuities and 22% for group annuities. Income growth of 9% at PRIMERICA FINANCIAL SERVICES reflected a 31% increase in mutual fund sales and increased net investment income partly offset by continued investment in international expansion. PERSONAL LINES income increased 196% over the third quarter of 1999 when the business incurred a $33 million (after-tax) charge for the curtailment of SECURE in addition to catastrophe losses related to Hurricane Floyd. Higher loss cost trends and lower prior year favorable reserve development were partly offset by the lower catastrophe losses and incremental income from the minority interest buyback.

o International income increased 17%. Western Europe income increased 24%, driven by lending products, including cards, as well as strong investment product sales. CEEMEA income declined 44% due to the prior year inclusion of a $16 million (after tax) gain related to an investment in an affiliate as well as increased expenses for expansion in new countries. In Japan, income rose 44% to $36 million as revenues increased 57%. Revenue growth was driven by cards, including the impact of Diners Club Japan acquired in the first quarter, as well as foreign currency deposits and investment product sales. Excluding Japan, Asia income increased 54% reflecting volume growth in cards, deposits and investment product sales, and credit improvements. LATIN AMERICA income fell 38% as lower credit costs throughout the region were more than offset by lower earnings in Mexico. Results in Mexico were impacted by the loss of an interest subsidy related to the Confia acquisition.



                      GLOBAL CORPORATE AND INVESTMENT BANK

        3rd Quarter Core Income: $1.59 Billion, up 40% from $1.13 Billion

     Global Corporate and Investment Bank earnings for the third quarter of 2000 rose 40% from the comparable period last year, with revenue growth of 26%. Citigroup continued to expand in the emerging markets, with the opening of branches in Israel and Bulgaria. GLOBAL FINANCE MAGAZINE named Citigroup the Best Emerging Markets Bank, and EUROMONEY awarded the company with the Best Bank in Asia and Best Foreign Bank in 20 emerging market countries. Citigroup was also named the top Project Finance bank in the world by GLOBAL FINANCE magazine. The Global Corporate and Investment Bank continued to build its position in Europe, ranking #1 in European syndicated lending. Salomon Smith Barney again topped the league tables in a number of categories, ranking #1 in investment grade debt underwriting and #2 in global underwriting, and in Japan, Nikko Salomon Smith Barney, the company's joint venture, was #1 in Japanese equity underwriting. In addition, Salomon Smith Barney's equity research team ranked third in INSTITUTIONAL INVESTOR magazine's "All America Research Team" survey. During the quarter, Salomon Smith Barney closed the acquisition of AST Stock Plan, Inc., which enhances its leading position in stock option execution and administrative services, and announced the purchase of The Geneva Companies, which extends its capabilities in advisory services to small and mid-sized companies.



o Salomon Smith Barney's income was $622 million, a 44% increase from the 1999 quarter. Income for SSB excludes certain items booked on Citibank legal vehicles and reflected in the Global Relationship Bank results. Revenues rose 39% from the prior year quarter, with record investment banking revenues resulting from record merger and acquisition fees. Asset management revenue retained in the segment was also a quarterly record. Commission revenues increased 22% from the 1999 quarter to $992 million primarily as a result of growth in listed commissions. Revenues from principal transactions increased to $763 million reflecting increases in institutional fixed income and equities revenues. The Private Client business continued to perform well, generating 14% growth in income, with the value of client assets rising 24% to $1.047 trillion, and assets under fee-based management increasing 40% to $202 billion. More than 1.7 million accounts, or 24% of the total, now use ACCESS, Salomon Smith Barney's web site and on-line trading product. Expenses increased 37% in the quarter, reflecting an increase in compensation expense and the Schroders acquisition. Income also reflects the company's 20.7% equity ownership in Nikko.



o The Global Relationship Bank (in the developed markets of North America, Europe and Japan) reported income of $250 million, up 75% from the 1999 third quarter. Revenue growth of 19% was driven by double-digit increases in transaction services, lending and structured products and the acquisition of Copelco, combined with improved principal transactions. Expenses increased by 3% as higher incentive compensation and the impact of Copelco were partially offset by the absence of Year 2000 expenses and ongoing expense initiatives. Net-write offs rose $7 million, to $13 million in the quarter, reflecting the acquisition of Copelco, which closed in the second quarter.

o Emerging Markets Corporate Banking reported record income of $401 million, up 32%. Revenues rose 20% reflecting double-digit growth in transaction services and improved principal transactions revenue, and the acquisition of Bank Handlowy, which closed in the second quarter. All regions within the Emerging Markets experienced revenue growth in the quarter. Expenses rose 12%, including the impact of Bank Handlowy, and net write-offs of $22 million fell to their lowest level since the first quarter of 1997, with lower losses experienced across most regions. The 1999 third quarter included a lower provision for credit losses due to an improved credit outlook in the Emerging Markets.

o Continued pricing improvements across all market segments and the incremental earnings from the minority interest buyback led to a 24% increase in income for Travelers Property Casualty Commercial Lines, offsetting increased loss cost trends and lower prior year favorable reserve development. Premium growth of 19% reflected the increases in rates as well as the impact of the Reliance Surety acquisition and the purchase of renewal rights for Reliance's middle market business.




                GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING

         3rd Quarter Core Income: $176 Million, up 14% from $154 Million

During the quarter, Citigroup's Global Investment Management and Private Banking Group continued to develop its global research platform, improve investment performance and build share in proprietary distribution channels. Revenues for the quarter increased 22%, with growth across Asset Management, Private Banking and Retirement
Services.


o Asset Management income rose 14% to $96 million in the quarter. Revenues increased 32%, reflecting ownership in Siembra and Garante in the retirement services market, and growth in its core business, which offset higher expenses related to continued investment in the global sales, marketing and research platform. Assets under management rose 9% over the prior year period, to $397 billion.


     Sales of the Group's long-term mutual funds and managed account products through the Salomon Smith Barney retail channel rose 21% to $5.2 billion, representing 43% of all such products distributed through the retail channel. SSB Citi Asset Management products accounted for 53% of Primerica's sales of U.S. mutual and money funds in the quarter, totaling $449 million. The Group also sold $3.0 billion in mutual and money funds through Citibank's global consumer channels, raising $327 million in Europe and $385 million in Japan. In the U.S., SSB Citi Asset Management funds became the top selling fund group in the Citibank channel (up from #5) following the launch of the Smith Barney fund family this quarter. Institutional client assets rose to $151 billion, including $4.9 billion in assets raised from Global Corporate and Investment Bank customers in the third quarter.

o Income for the Private Bank rose 14% to $80 million. Client business volumes, which include loans, deposits and client assets under fee-based management and custody accounts, rose 20% to $154 billion. Increased volumes in discretionary investment management as well as in banking and lending products drove revenue growth of 10%. Expenses grew 13%, as the Private Bank continued to invest in its sales processes.


               CORPORATE/OTHER, E-CITI, AND INVESTMENT ACTIVITIES

The increased loss from Corporate/Other in the quarter primarily reflected higher funding costs. The net loss in e-Citi, the remainder of internet-related development activities not allocated to the individual businesses, rose $4 million to $23 million. Income from Investment Activities was $292 million in the quarter, which included $199 million in after-tax gains on the exchange of certain Latin American bonds during the quarter.

                                      # # #


Forward-Looking Statements

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates, and the business impact of recent acquisitions.


                                      # # #



A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

-------------------------------------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT INCOME                                     THIRD QUARTER           %            NINE MONTHS             %
                                                         ----------------------              ----------------------
(IN MILLIONS OF DOLLARS)                                   2000          1999      Change       2000         1999       Change
-------------------------------------------------------------------------------------------------------------------------------
   GLOBAL CONSUMER

  Citibanking North America ..........................    $   143      $   107        34      $   420      $   283        48
  Mortgage Banking ...................................         70           59        19          196          170        15
  North America Cards ................................        369          301        23          973          858        13
  CitiFinancial ......................................        124          135        (8)         353          284        24
                                                         ----------------------              ----------------------
Banking/Lending ......................................        706          602        17        1,942        1,595        22
                                                         ----------------------              ----------------------
  Travelers Life and Annuity .........................        179          168         7          568          488        16
  Primerica Financial Services .......................        124          114         9          368          337         9
  Personal Lines .....................................         68           23       196          225          185        22
                                                         ----------------------              ----------------------
Insurance ............................................        371          305        22        1,161        1,010        15
                                                         ----------------------              ----------------------
  Western Europe .....................................         88           71        24          251          203        24
  Japan ..............................................         36           25        44          104           69        51
  Emerging Markets Consumer Banking ..................        189          171        11          612          433        41
                                                         ----------------------              ----------------------
Total International ..................................        313          267        17          967          705        37
                                                         ----------------------              ----------------------
e-Consumer (A)........................................        (43)         (29)      (48)        (157)         (78)     (101)
Other Consumer .......................................        (25)         (12)     (108)         (82)         (53)      (55)
                                                         ----------------------              ----------------------
TOTAL GLOBAL CONSUMER ................................      1,322        1,133        17        3,831        3,179        21
                                                         ----------------------              ----------------------

GLOBAL CORPORATE AND INVESTMENT BANK
Salomon Smith Barney .................................        622          432        44        2,220        1,690        31
Global Relationship Banking ..........................        250          143        75          751          473        59
Emerging Markets Corporate Banking ...................        401          303        32        1,163          904        29
Commercial Lines Insurance ...........................        315          255        24          822          645        27
                                                         ----------------------              ----------------------
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK ...........      1,588        1,133        40        4,956        3,712        34
                                                         ----------------------              ----------------------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
SSB Citi Asset Management Group ......................         96           84        14          283          250        13
Global Private Bank ..................................         80           70        14          239          196        22

TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING        176          154        14          522          446        17


INVESTMENT ACTIVITIES ................................        292          194        51        1,160          445       161

Corporate/Other.......................................       (244)        (145)      (68)        (693)        (404)      (72)
e-Citi................................................        (23)         (19)      (21)         (56)         (36)      (56)
                                                         ----------------------              ----------------------
TOTAL CORPORATE/OTHER.................................       (267)        (164)      (63)        (749)        (440)      (70)
                                                         ----------------------              ----------------------

CORE INCOME...........................................      3,111        2,450        27        9,720        7,342        32
                                                         ----------------------              ----------------------

Restructuring-Related Items  --  After Tax (A)........        (23)         (15)       53          (37)          30        NM
Cumulative Effect of Accounting Changes (B)...........          -            -         -            -         (127)       NM
                                                         ----------------------              ----------------------
NET INCOME............................................    $ 3,088      $ 2,435        27      $ 9,683      $ 7,245        34
                                                         ======================              ======================

DILUTED EARNINGS PER SHARE:
CORE INCOME...........................................    $  0.67      $  0.53        26      $  2.10      $  1.58        33
NET INCOME............................................       0.67         0.52        29         2.09         1.55        35
                                                         ======================              ======================

(A) The restructuring-related items in the 2000 third quarter included a charge of $15 million and accelerated depreciation of $8 million. The 2000 year-to-date period included a credit for the reversal of prior charges of $31 million, $39 million of accelerated depreciation, and $29 million of charges. The 1999 third quarter included a credit for the reversal of prior charges of $41 million, a $31 million charge, and $25 million of accelerated depreciation. The 1999 year-to-date period included a credit for reversal of prior charges of $166 million, a charge of $31 million, and $105 million of accelerated depreciation.
(B) Refers to adoption of Statement of Position "SOP" 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" of ($135) million; adoption of SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.
NM   Not meaningful
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CORE INCOME SUPPLEMENTAL DISCLOSURE                         THIRD QUARTER           %            NINE MONTHS             %
                                                         ----------------------              ----------------------
(IN MILLIONS OF DOLLARS)                                   2000          1999      Change       2000         1999       Change
-------------------------------------------------------------------------------------------------------------------------------
GLOBAL CORPORATE AND INVESTMENT BANK
  Global Corporate Finance                                $   883      $   698        27      $ 2,800      $ 2,269        23
  Transaction Services                                        146           54       170          384          137       180
  Private Client                                              247          216        14          865          654        32
  Commercial Lines Insurance                                  315          255        24          822          645        27
  Other                                                        (3)         (90)       97           85            7        NM
                                                         ----------------------              ----------------------
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK............    $ 1,588      $ 1,133        40      $ 4,956      $ 3,712        34
                                                         ======================              ======================

EMERGING MARKETS CONSUMER AND CORPORATE BANKING (1)
  Asia                                                    $   285      $   237        20      $   899      $   638        41
  Latin America                                               210          177        19          703          644         9
  Central and Eastern Europe, Middle East, and Africa.        127          106        20          353          224        58
  Other                                                        19           25       (24)          21          (11)       NM
                                                         ----------------------              ----------------------
TOTAL EMERGING MARKETS................................    $   641      $   545        18      $ 1,976      $ 1,495        32
                                                         ======================              ======================

GLOBAL WEALTH MANAGEMENT
  Private Client                                          $   247      $   216        14      $   865      $   654        32
  SSB Citi Asset Management Group                              96           84        14          283          250        13
  Global Private Bank                                          80           70        14          239          196        22
  Global Consumer Investment, Life Insurance & Annuity
    Products                                                  335          293        14        1,045          853        23
                                                         ----------------------              ----------------------
TOTAL GLOBAL WEALTH MANAGEMENT........................    $   758      $   663        14      $ 2,432      $ 1,953        25
                                                         ======================              ======================

GLOBAL CARDS
  North America                                           $   369      $   301        23      $   973      $   858        13
  International                                               107           59        81          318          166        92
                                                         ----------------------              ----------------------
TOTAL GLOBAL CARDS....................................    $   476      $   360        32      $ 1,291      $ 1,024        26
                                                         ======================              ======================

(1) Also includes Global Investment Management and Private Banking. Excludes Investment Activities.
NM   Not meaningful

Prior quarters data can be found on pages 28 through 31 of the Quarterly Financial Data Supplement.
--------------------------------------------------------------------------------

CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                                                                                 PAGE NUMBER
                                                                                                               ----------------
     CITIGROUP CONSOLIDATED
         Financial Summary                                                                                            1
         Segment Net Revenues                                                                                         2
         Segment Core Income                                                                                          3

     Segment Detail
         GLOBAL CONSUMER:
           BANKING / LENDING
           Citibanking North America                                                                                  4
           Mortgage Banking                                                                                           5
           North America Cards                                                                                        6
           CitiFinancial                                                                                              7
           INSURANCE
           Travelers Life and Annuity                                                                                 8
           Primerica Financial Services                                                                               9
           Travelers Property Casualty - Personal Lines                                                              10
           INTERNATIONAL
           Europe, Middle East & Africa                                                                              11
           Asia Pacific                                                                                              12
           Latin America                                                                                             13
           OTHER CONSUMER                                                                                            14
         GLOBAL CORPORATE AND INVESTMENT BANK:
           Salomon Smith Barney                                                                                    15 & 16
           Global Relationship Banking                                                                               17
           Emerging Markets Corporate Banking                                                                        17
           Travelers Property Casualty - Commercial Lines                                                            18
         GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
           SSB Citi Asset Management Group and Global Retirement Services                                            19
           Global Private Bank                                                                                       20
         INVESTMENT ACTIVITIES                                                                                       21

     CITIGROUP SUPPLEMENTAL DETAIL
         Consolidated Statement of Income                                                                            22
         Earnings Analysis - Managed Basis                                                                           23
         Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                                             24
         Details of Credit Loss Experience                                                                           25
         Cash Basis and Renegotiated Loans, Other Real Estate Owned and Assets Pending Disposition                   26
         Insurance Investment Portfolio                                                                              27
         Global Cards Supplemental Data                                                                              28
         Global Corporate and Investment Bank - Supplemental Product and Regional Results                            29
         Emerging Markets  - Consumer and Corporate Banking                                                          30
         Global Wealth Management                                                                                    31

     CITICORP SUPPLEMENTAL DATA                                                                                      32

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)


CITIGROUP, THE MOST GLOBAL FINANCIAL SERVICES COMPANY, PROVIDES SOME 100 MILLION CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS IN OVER 100 COUNTRIES WITH
               A BROAD RANGE OF FINANCIAL PRODUCTS AND SERVICES.


                                                                            1Q              2Q              3Q               4Q
                                                                           1999            1999            1999             1999
                                                                         ----------      ----------      ----------      ----------
Core Income                                                              $   2,415       $   2,477       $   2,450       $   2,605
Restructuring  - Related Items                                                  74             (29)            (15)             17
Cumulative Effect of Accounting Changes                                       (127)             --              --              --
                                                                         ----------      ----------      ----------      ----------
NET INCOME                                                               $   2,362       $   2,448       $   2,435       $   2,622
                                                                         ==========      ==========      ==========      ==========

BASIC EARNINGS PER SHARE:
CORE INCOME                                                              $    0.53       $    0.55       $    0.54       $    0.58
                                                                         ==========      ==========      ==========      ==========
NET INCOME                                                               $    0.52       $    0.54       $    0.54       $    0.58
                                                                         ==========      ==========      ==========      ==========

WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                                                 4,453.6         4,443.6         4,442.7         4,441.2
                                                                         ==========      ==========      ==========      ==========

PREFERRED DIVIDENDS - BASIC                                              $      40       $      38       $      38       $      33
                                                                         ==========      ==========      ==========      ==========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                                              $    0.52       $    0.53       $    0.53       $    0.56
                                                                         ==========      ==========      ==========      ==========
NET INCOME                                                               $    0.51       $    0.52       $    0.52       $    0.56
                                                                         ==========      ==========      ==========      ==========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
      GOODWILL AMORTIZATION                                              $    0.53       $    0.54       $    0.54       $    0.57
                                                                         ==========      ==========      ==========      ==========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                                               4,586.6         4,600.4         4,586.9         4,591.5
                                                                         ==========      ==========      ==========      ==========

PREFERRED DIVIDENDS - DILUTED                                            $      37       $      35       $      34       $      33
                                                                         ==========      ==========      ==========      ==========

COMMON SHARES OUTSTANDING, AT PERIOD END                                   4,507.1         4,502.3         4,489.0         4,490.0
                                                                         ==========      ==========      ==========      ==========

TIER 1 CAPITAL RATIO                                                         8.86%           9.37%           9.59%           9.65%
                                                                         ==========      ==========      ==========      ==========
TOTAL CAPITAL RATIO                                                         11.54%          12.07%          12.28%          12.33%
                                                                         ==========      ==========      ==========      ==========
LEVERAGE RATIO                                                               6.24%           6.38%           6.62%           6.80%
                                                                         ==========      ==========      ==========      ==========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                $   690.5       $   689.1       $   686.8       $   715.7
                                                                         ==========      ==========      ==========      ==========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                        $    43.8       $    44.9       $    46.3       $    48.9
                                                                         ==========      ==========      ==========      ==========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)   $    48.8       $    49.8       $    51.2       $    53.8
                                                                         ==========      ==========      ==========      ==========

BOOK VALUE PER SHARE, AT PERIOD END                                      $    9.26       $    9.51       $    9.85       $   10.46
                                                                         ==========      ==========      ==========      ==========

RETURN ON COMMON EQUITY (NET INCOME)                                         23.1%           22.9%           22.0%           22.8%
                                                                         ==========      ==========      ==========      ==========
RETURN ON COMMON EQUITY (CORE INCOME)                                        23.6%           23.2%           22.1%           22.6%
                                                                         ==========      ==========      ==========      ==========

* Preliminary


                                                                             1Q              2Q              3Q
                                                                            2000            2000            2000
                                                                         ----------      ----------      ----------
Core Income                                                              $   3,602       $   3,007       $   3,111
Restructuring  - Related Items                                                 (12)             (2)            (23)
Cumulative Effect of Accounting Changes                                         --              --              --
                                                                         ----------      ----------      ----------
NET INCOME                                                               $   3,590       $   3,005       $   3,088
                                                                         ==========      ==========      ==========

BASIC EARNINGS PER SHARE:
CORE INCOME                                                              $    0.80       $    0.67       $    0.69
                                                                         ==========      ==========      ==========
NET INCOME                                                               $    0.80       $    0.67       $    0.69
                                                                         ==========      ==========      ==========

WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                                                 4,442.1         4,443.6         4,444.8
                                                                         ==========      ==========      ==========

PREFERRED DIVIDENDS - BASIC                                              $      30       $      29       $      29
                                                                         ==========      ==========      ==========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                                              $    0.78       $    0.65       $    0.67
                                                                         ==========      ==========      ==========
NET INCOME                                                               $    0.78       $    0.65       $    0.67
                                                                         ==========      ==========      ==========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
      GOODWILL AMORTIZATION                                              $    0.79       $    0.66       $    0.68
                                                                         ==========      ==========      ==========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                                               4,580.9         4,586.9         4,599.4
                                                                         ==========      ==========      ==========

PREFERRED DIVIDENDS - DILUTED                                            $      30       $      29       $      29
                                                                         ==========      ==========      ==========

COMMON SHARES OUTSTANDING, AT PERIOD END                                   4,494.2         4,493.0         4,491.9
                                                                         ==========      ==========      ==========

TIER 1 CAPITAL RATIO                                                         9.78%           8.62%            8.3% *
                                                                         ==========      ==========      ==========
TOTAL CAPITAL RATIO                                                         12.47%          11.12%           10.6% *
                                                                         ==========      ==========      ==========
LEVERAGE RATIO                                                               6.73%           6.07%            6.0% *
                                                                         ==========      ==========      ==========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                $   738.2       $   791.3       $     805 *
                                                                         ==========      ==========      ==========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                        $    50.3       $    51.6       $    53.6 *
                                                                         ==========      ==========      ==========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)   $    55.2       $    56.5       $    58.6 *
                                                                         ==========      ==========      ==========

BOOK VALUE PER SHARE, AT PERIOD END                                      $   10.80       $   11.08       $   11.55
                                                                         ==========      ==========      ==========

RETURN ON COMMON EQUITY (NET INCOME)                                         29.8%           24.7%           24.0% *
                                                                         ==========      ==========      ==========
RETURN ON COMMON EQUITY (CORE INCOME)                                        29.9%           24.8%           24.2% *
                                                                         ==========      ==========      ==========

* Preliminary


                                                                               3Q 2000 VS.                YTD          YTD
                                                                            3Q 1999 INCREASE/             3Q           3Q
                                                                               (DECREASE)                1999         2000
                                                                         -----------------------      ----------   ----------
Core Income                                                                       27%                 $   7,342    $   9,720
Restructuring  - Related Items                                                                               30          (37)
Cumulative Effect of Accounting Changes                                                                    (127)          --
                                                                                                      ----------   ----------
NET INCOME                                                                        27%                 $   7,245    $   9,683
                                                                                                      ==========   ==========

BASIC EARNINGS PER SHARE:
CORE INCOME                                                                       28%                 $    1.63    $    2.17
                                                                                                      ==========   ==========
NET INCOME                                                                        28%                 $    1.60    $    2.16
                                                                                                      ==========   ==========

WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                                                                              4,446.6      4,443.5
                                                                                                      ==========   ==========

PREFERRED DIVIDENDS - BASIC                                                                           $     116    $      88
                                                                                                      ==========   ==========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                                                       26%                 $    1.58    $    2.10
                                                                                                      ==========   ==========
NET INCOME                                                                        29%                 $    1.55    $    2.09
                                                                                                      ==========   ==========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
      GOODWILL AMORTIZATION                                                       26%                 $    1.61    $    2.13
                                                                                                      ==========   ==========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                                                                            4,591.3      4,589.1
                                                                                                      ==========   ==========

PREFERRED DIVIDENDS - DILUTED                                                                         $     106    $      88
                                                                                                      ==========   ==========

COMMON SHARES OUTSTANDING, AT PERIOD END                                                                4,489.0      4,491.9
                                                                                                      ==========   ==========

TIER 1 CAPITAL RATIO                                                                                       9.59%        8.3% *
                                                                                                      ==========   ==========
TOTAL CAPITAL RATIO                                                                                       12.28%       10.6% *
                                                                                                      ==========   ==========
LEVERAGE RATIO                                                                                             6.62%        6.0% *
                                                                                                      ==========   ==========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                                             $   686.8    $     805 *
                                                                                                      ==========   ==========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                                                     $    46.3    $    53.6 *
                                                                                                      ==========   ==========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)                                $    51.2    $    58.6 *
                                                                                                      ==========   ==========

BOOK VALUE PER SHARE, AT PERIOD END                                                                   $    9.85    $   11.55
                                                                                                      ==========   ==========

RETURN ON COMMON EQUITY (NET INCOME)                                                                       22.7%       26.1% *
                                                                                                      ==========   ==========
RETURN ON COMMON EQUITY (CORE INCOME)                                                                      23.0%       26.2% *
                                                                                                      ==========   ==========

* Preliminary


                                                                             YTD 3Q 2000 VS.
                                                                          YTD 3Q 1999 INCREASE/
                                                                                (DECREASE)
                                                                         -----------------------
Core Income                                                                        32%
Restructuring  - Related Items
Cumulative Effect of Accounting Changes

NET INCOME                                                                         34%


BASIC EARNINGS PER SHARE:
CORE INCOME                                                                        33%

NET INCOME                                                                         35%


WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS


PREFERRED DIVIDENDS - BASIC


DILUTED EARNINGS PER SHARE:
CORE INCOME                                                                        33%

NET INCOME                                                                         35%


CORE DILUTED EARNINGS PER SHARE EXCLUDING
      GOODWILL AMORTIZATION                                                        32%


ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS


PREFERRED DIVIDENDS - DILUTED


COMMON SHARES OUTSTANDING, AT PERIOD END


TIER 1 CAPITAL RATIO

TOTAL CAPITAL RATIO

LEVERAGE RATIO


TOTAL ASSETS, AT PERIOD END (IN BILLIONS)

STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)

STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)


BOOK VALUE PER SHARE, AT PERIOD END


RETURN ON COMMON EQUITY (NET INCOME)

RETURN ON COMMON EQUITY (CORE INCOME)


* Preliminary

CITIGROUP -- SEGMENT NET REVENUES
(In millions of dollars)


                                                                   1Q             2Q             3Q             4Q
                                                                  1999           1999           1999           1999
                                                              -------------- -------------- -------------- --------------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                      $    506       $    516       $    526       $    556
    Mortgage Banking                                                    169            183            199            196
    North America Cards                                               1,961          1,981          1,971          2,042
    CitiFinancial                                                       361            396            421            441
                                                              -------------- -------------- -------------- --------------
      Total Banking / Lending                                         2,997          3,076          3,117          3,235
INSURANCE
    Travelers Life and Annuity                                          771            867            869            887
    Primerica Financial Services                                        432            443            444            456
    Personal Lines                                                      983          1,005          1,018          1,037
                                                              -------------- -------------- -------------- --------------
      Total Insurance                                                 2,186          2,315          2,331          2,380
INTERNATIONAL
    Western Europe                                                      493            489            499            510
    Japan                                                                84             92            108            108
        Asia                                                            433            450            471            498
        Latin America                                                   464            496            499            511
        Central & Eastern Europe, Middle East and Africa                 68             74            108             87
                                                              -------------- -------------- -------------- --------------

    Total Emerging Markets Consumer Banking                             965          1,020          1,078          1,096

                                                              -------------- -------------- -------------- --------------
      Total International                                             1,542          1,601          1,685          1,714
E-CONSUMER                                                               24             23             27             34
OTHER                                                                    49             39             30              8
                                                              -------------- -------------- -------------- --------------
    TOTAL GLOBAL CONSUMER                                             6,798          7,054          7,190          7,371
                                                              -------------- -------------- -------------- --------------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                                  3,341          3,269          2,791          3,279
Global Relationship Banking                                           1,117          1,038          1,020          1,033
Emerging Markets Corporate Banking                                    1,145          1,098          1,057          1,052
Commercial Lines                                                      1,534          1,558          1,578          1,595
                                                              -------------- -------------- -------------- --------------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                        7,137          6,963          6,446          6,959
                                                              -------------- -------------- -------------- --------------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group and Global Retirement Services          356            358            371            409
Global Private Bank                                                     274            301            305            332
                                                              -------------- -------------- -------------- --------------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                630            659            676            741
                                                              -------------- -------------- -------------- --------------

INVESTMENT ACTIVITIES                                                   153            270            311            356
CORPORATE / OTHER                                                       (60)             7            (43)          (100)
E-CITI                                                                    -             (3)            (7)            (2)
                                                              -------------- -------------- -------------- --------------
TOTAL CORPORATE / OTHER                                                 (60)             4            (50)          (102)

---------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                                        $ 14,658       $ 14,950       $ 14,573       $ 15,325
---------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION:

EMERGING MARKETS - CONSUMER AND CORPORATE BANKING                  $  2,343       $  2,440       $  2,454       $  2,453
GLOBAL WEALTH MANAGEMENT                                           $  3,335       $  3,641       $  3,564       $  3,829
GLOBAL CARDS                                                       $  2,418       $  2,422       $  2,460       $  2,559

Reclassified to conform to the current period's presention.


                                                                                                               3Q 2000 VS.
                                                                   1Q             2Q           3Q           3Q 1999 INCREASE/
                                                                  2000           2000         2000             (DECREASE)
                                                              -------------- ------------- ------------     ------------------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                      $    575      $    569     $    572             9%
    Mortgage Banking                                                    204           206          203             2%
    North America Cards                                               1,996         1,969        2,059             4%
    CitiFinancial                                                       462           474          491             17%
                                                              -------------- ------------- ------------
      Total Banking / Lending                                         3,237         3,218        3,325             7%
INSURANCE
    Travelers Life and Annuity                                        1,010           983          899             3%
    Primerica Financial Services                                        472           479          474             7%
    Personal Lines                                                    1,027         1,041        1,048             3%
                                                              -------------- ------------- ------------
      Total Insurance                                                 2,509         2,503        2,421             4%
INTERNATIONAL
    Western Europe                                                      497           474          466            (7%)
    Japan                                                               142           169          170             57%
        Asia                                                            541           522          525             11%
        Latin America                                                   513           466          436            (13%)
        Central & Eastern Europe, Middle East and Africa                 96           102          106            (2%)
                                                              -------------- ------------- ------------

    Total Emerging Markets Consumer Banking                           1,150         1,090        1,067            (1%)

                                                              -------------- ------------- ------------
      Total International                                             1,789         1,733        1,703             1%
E-CONSUMER                                                               31            28           77           185%
OTHER                                                                    11           (11)         (11)            NM
                                                              -------------- ------------- ------------
    TOTAL GLOBAL CONSUMER                                             7,577         7,471        7,515             5%
                                                              -------------- ------------- ------------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                                  4,186         3,693        3,870            39%
Global Relationship Banking                                           1,207         1,265        1,215            19%
Emerging Markets Corporate Banking                                    1,240         1,272        1,265            20%
Commercial Lines                                                      1,568         1,626        1,747            11%
                                                              -------------- ------------- ------------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                        8,201         7,856        8,097            26%
                                                              -------------- ------------- ------------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group and Global Retirement Services          436           479          491            32%
Global Private Bank                                                     362           338          337            10%
                                                              -------------- ------------- ------------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                798           817          828             22%
                                                              -------------- ------------- ------------

INVESTMENT ACTIVITIES                                                 1,016           387          495             59%
CORPORATE / OTHER                                                       (99)         (155)        (163)          (279%)
E-CITI                                                                   10            (3)          (8)           (14%)
                                                              -------------- ------------- ------------
TOTAL CORPORATE / OTHER                                                 (89)         (158)        (171)          (242%)

-------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                                        $ 17,503      $ 16,373     $ 16,764             15%
-------------------------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION:

EMERGING MARKETS - CONSUMER AND CORPORATE BANKING                  $  2,802      $  2,775     $  2,725             11%
GLOBAL WEALTH MANAGEMENT                                           $  4,384      $  4,120     $  4,035             13%
GLOBAL CARDS                                                       $  2,539      $  2,550     $  2,623             7%

Reclassified to conform to the current period's presention.


                                                                  YTD           YTD          YTD 3Q 2000 VS.
                                                                  3Q            3Q         YTD 3Q 1999 INCREASE/
                                                                 1999          2000            (DECREASE)
                                                              ------------  ------------   --------------------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                    $  1,548      $  1,716            11%
    Mortgage Banking                                                  551           613            11%
    North America Cards                                             5,913         6,024            2%
    CitiFinancial                                                   1,178         1,427            21%
                                                              ------------  ------------
      Total Banking / Lending                                       9,190         9,780            6%
INSURANCE
    Travelers Life and Annuity                                      2,507         2,892            15%
    Primerica Financial Services                                    1,319         1,425            8%
    Personal Lines                                                  3,006         3,116            4%
                                                              ------------  ------------
      Total Insurance                                               6,832         7,433            9%
INTERNATIONAL
    Western Europe                                                  1,481         1,437           (3%)
    Japan                                                             284           481            69%
        Asia                                                        1,354         1,588            17%
        Latin America                                               1,459         1,415           (3%)
        Central & Eastern Europe, Middle East and Africa              250           304            22%
                                                              --------------------------
                                                              ------------  ------------
    Total Emerging Markets Consumer Banking                         3,063         3,307             8%
                                                              ------------  ------------

      Total International                                           4,828         5,225             8%
E-CONSUMER                                                             74           136            84%
OTHER                                                                 118           (11)            NM
                                                              ------------  ------------
    TOTAL GLOBAL CONSUMER                                          21,042        22,563             7%
                                                              ------------  ------------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                                9,401        11,749            25%
Global Relationship Banking                                         3,175         3,687            16%
Emerging Markets Corporate Banking                                  3,300         3,777            14%
Commercial Lines                                                    4,670         4,941             6%
                                                              ------------  ------------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                     20,546        24,154            18%
                                                              ------------  ------------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group and Global Retirement Services      1,085         1,406            30%
Global Private Bank                                                   880         1,037            18%
                                                              ------------  ------------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING            1,965         2,443            24%
                                                              ------------  ------------

INVESTMENT ACTIVITIES                                                 734         1,898           159%
CORPORATE / OTHER                                                     (96)         (417)         (334%)
E-CITI                                                                (10)           (1)           90%
                                                              ------------  ------------
TOTAL CORPORATE / OTHER                                              (106)         (418)         (294%)

----------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                                      $ 44,181      $ 50,640            15%
----------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION:

EMERGING MARKETS - CONSUMER AND CORPORATE BANKING                $  7,237      $  8,302            15%
GLOBAL WEALTH MANAGEMENT                                         $ 10,540      $ 12,539            19%
GLOBAL CARDS                                                     $  7,300      $  7,712            6%

Reclassified to conform to the current period's presention.

CITIGROUP -- SEGMENT CORE INCOME
(In millions of dollars)


                                                                      1Q           2Q           3Q           4Q           1Q
                                                                     1999         1999         1999         1999         2000
                                                                   --------     --------     --------     -------      --------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                      $    72      $   104      $   107      $   115      $   138
    Mortgage Banking                                                    59           52           59           55           61
    North America Cards                                                277          280          301          324          296
    CitiFinancial                                                       71           78          135          108          112
                                                                   --------     --------     --------     -------      --------
      Total Banking / Lending                                          479          514          602          602          607

INSURANCE
    Travelers Life and Annuity                                         147          173          168          135          187
    Primerica Financial Services                                       110          113          114          115          119
    Personal Lines                                                      83           79           23           94           75
                                                                   --------     --------     --------     -------      --------
      Total Insurance                                                  340          365          305          344          381

INTERNATIONAL
    Western Europe                                                      65           67           71           72           88
    Japan                                                               21           23           25           18           29
        Asia                                                            81           84           92           99          144
        Latin America                                                   47           41           52           82           66
        Central & Eastern Europe, Middle East and Africa                 3            6           27           10           14
                                                                   --------     --------     --------     -------      --------
    Total Emerging Markets Consumer Banking                            131          131          171          191          224
                                                                   --------     --------     --------     -------      --------
      Total International                                              217          221          267          281          341

E-CONSUMER                                                             (22)         (27)         (29)         (33)         (68)

OTHER                                                                  (16)         (25)         (12)         (22)         (29)
                                                                   --------     --------     --------     -------      --------
    TOTAL GLOBAL CONSUMER                                              998        1,048        1,133        1,172        1,232
                                                                   --------     --------     --------     -------      --------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                                   648          610          432          664          957
Global Relationship Banking                                            184          146          143          163          240
Emerging Markets Corporate Banking                                     315          286          303          257          392
Commercial Lines                                                       189          201          255          200          240
                                                                   --------     --------     --------     -------      --------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                       1,336        1,243        1,133        1,284        1,829
                                                                   --------     --------     --------     -------      --------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group and Global Retirement Services          81           85           84           79           95
Global Private Bank                                                     55           71           70           73           80
                                                                   --------     --------     --------     -------      --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING               136          156          154          152          175
                                                                   --------     --------     --------     -------      --------

INVESTMENT ACTIVITIES                                                   89          162          194          213          634
CORPORATE / OTHER                                                     (138)        (121)        (145)        (202)        (253)
E-CITI                                                                  (6)         (11)         (19)         (14)         (15)
                                                                   --------     --------     --------     -------      --------
TOTAL CORPORATE / OTHER                                               (144)        (132)        (164)        (216)        (268)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                                  $ 2,415      $ 2,477      $ 2,450      $ 2,605      $ 3,602
====================================================================================================================================

SUPPLEMENTAL INFORMATION:

EMERGING MARKETS - CONSUMER AND CORPORATE BANKING                  $   465      $   485      $   545      $   490      $   703
GLOBAL WEALTH MANAGEMENT                                           $   607      $   683      $   663      $   685      $   892
GLOBAL CARDS                                                       $   334      $   330      $   360      $   422      $   385


Reclassified to conform to the current period's presentation.


                                                                                              3Q 2000 VS.
                                                                      2Q           3Q      3Q 1999 INCREASE/
                                                                     2000         2000        (DECREASE)
                                                                   --------     --------   -----------------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                      $   139      $   143           34%
    Mortgage Banking                                                    65           70           19%
    North America Cards                                                308          369           23%
    CitiFinancial                                                      117          124           (8%)
                                                                   --------     --------
      Total Banking / Lending                                          629          706           17%

INSURANCE
    Travelers Life and Annuity                                         202          179            7%
    Primerica Financial Services                                       125          124            9%
    Personal Lines                                                      82           68          196%
                                                                   --------     --------
      Total Insurance                                                  409          371           22%

INTERNATIONAL
    Western Europe                                                      75           88           24%
    Japan                                                               39           36           44%
        Asia                                                           142          142           54%
        Latin America                                                   41           32          (38%)
        Central & Eastern Europe, Middle East and Africa                16           15          (44%)
                                                                   --------     --------
    Total Emerging Markets Consumer Banking                            199          189           11%
                                                                   --------     --------
      Total International                                              313          313           17%

E-CONSUMER                                                             (46)         (43)         (48%)

OTHER                                                                  (28)         (25)        (108%)
                                                                   --------     --------
    TOTAL GLOBAL CONSUMER                                            1,277        1,322           17%
                                                                   --------     --------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                                   641          622           44%
Global Relationship Banking                                            261          250           75%
Emerging Markets Corporate Banking                                     370          401           32%
Commercial Lines                                                       267          315           24%
                                                                   --------     --------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                       1,539        1,588           40%
                                                                   --------     --------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group and Global Retirement Services          92           96           14%
Global Private Bank                                                     79           80           14%
                                                                   --------     --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING               171          176           14%
                                                                   --------     --------

INVESTMENT ACTIVITIES                                                  234          292           51%
CORPORATE / OTHER                                                     (196)        (244)         (68%)
E-CITI                                                                 (18)         (23)         (21%)
                                                                   --------     --------
TOTAL CORPORATE / OTHER                                               (214)        (267)         (63%)
----------------------------------------------------------------------------------------
TOTAL CORE INCOME                                                  $ 3,007      $ 3,111           27%
========================================================================================

SUPPLEMENTAL INFORMATION:

EMERGING MARKETS - CONSUMER AND CORPORATE BANKING                  $   632      $   641           18%
GLOBAL WEALTH MANAGEMENT                                           $   782      $   758           14%
GLOBAL CARDS                                                       $   430      $   476           32%


Reclassified to conform to the current period's presentation.



                                                                      YTD          YTD       YTD 3Q 2000 VS.
                                                                      3Q           3Q      YTD 3Q 1999 INCREASE/
                                                                     1999         2000          (DECREASE)
                                                                   --------     --------  ------------------------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                      $   283      $   420              48%
    Mortgage Banking                                                   170          196              15%
    North America Cards                                                858          973              13%
    CitiFinancial                                                      284          353              24%
                                                                   --------     --------
      Total Banking / Lending                                        1,595        1,942              22%

INSURANCE
    Travelers Life and Annuity                                         488          568              16%
    Primerica Financial Services                                       337          368               9%
    Personal Lines                                                     185          225              22%
                                                                   --------     --------
      Total Insurance                                                1,010        1,161              15%

INTERNATIONAL
    Western Europe                                                     203          251              24%
    Japan                                                               69          104              51%
        Asia                                                           257          428              67%
        Latin America                                                  140          139              (1%)
        Central & Eastern Europe, Middle East and Africa                36           45              25%
                                                                   --------     --------
    Total Emerging Markets Consumer Banking                            433          612              41%
                                                                   --------     --------
      Total International                                              705          967              37%

E-CONSUMER                                                             (78)        (157)           (101%)

OTHER                                                                  (53)         (82)            (55%)
                                                                   --------     --------
    TOTAL GLOBAL CONSUMER                                            3,179        3,831              21%
                                                                   --------     --------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                                 1,690        2,220              31%
Global Relationship Banking                                            473          751              59%
Emerging Markets Corporate Banking                                     904        1,163              29%
Commercial Lines                                                       645          822              27%
                                                                   --------     --------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                       3,712        4,956              34%
                                                                   --------     --------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group and Global Retirement Services         250          283              13%
Global Private Bank                                                    196          239              22%
                                                                   --------     --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING               446          522              17%
                                                                   --------     --------

INVESTMENT ACTIVITIES                                                  445        1,160             161%
CORPORATE / OTHER                                                     (404)        (693)            (72%)
E-CITI                                                                 (36)         (56)            (56%)
                                                                   --------     --------
TOTAL CORPORATE / OTHER                                               (440)        (749)            (70%)
----------------------------------------------------------------------------------------
TOTAL CORE INCOME                                                  $ 7,342      $ 9,720              32%
========================================================================================

SUPPLEMENTAL INFORMATION:

EMERGING MARKETS - CONSUMER AND CORPORATE BANKING                  $ 1,495      $ 1,976              32%
GLOBAL WEALTH MANAGEMENT                                           $ 1,953      $ 2,432              25%
GLOBAL CARDS                                                       $ 1,024      $ 1,291              26%


Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - BANKING/LENDING
CITIBANKING NORTH AMERICA
(In millions of dollars)


                                                                    1Q          2Q          3Q           4Q         1Q          2Q
                                                                   1999        1999        1999         1999       2000        2000
                                                                  -------     -------     -------     -------     -------    -------
Total Revenues, Net of Interest Expense                           $  506      $  516      $  526      $  556      $  575     $  569
Adjusted Operating Expenses                                          358         323         330         343         334        329
Provision for Loan Losses                                             23          15          11          15           9          7
                                                                  -------     -------     -------     -------     -------    -------
Core Income Before Taxes                                             125         178         185         198         232        233
Income Taxes                                                          53          74          78          83          94         94
                                                                  -------     -------     -------     -------     -------    -------
Core Income                                                       $   72      $  104      $  107      $  115      $  138     $  139
                                                                  =======     =======     =======     =======     =======    =======
Average Assets (in billions of dollars)                           $   10      $    9      $    9      $    9      $    9     $    9
                                                                  =======     =======     =======     =======     =======    =======
Return on Assets                                                    2.92%       4.63%       4.72%       5.07%       6.17%      6.21%
                                                                  =======     =======     =======     =======     =======    =======

Average Loans (in billions of dollars)                            $  7.5      $  7.5      $  7.3      $  7.1      $  7.0     $  7.0
Average Customer Deposits (in billions of dollars)                $ 41.6      $ 42.2      $ 42.2      $ 42.4      $ 43.5     $ 44.3
EOP Accounts (in millions)                                           5.9         6.0         6.2         6.3         6.3        6.4

Non-Interest Revenue as % of Total Revenues                         26.5%       26.7%       25.3%       26.0%       27.4%      26.5%

Net Credit Loss Ratio                                               1.31%       1.23%       1.06%       1.27%       1.00%      0.88%

Loans 90+Days Past Due:
    In millions of dollars                                        $  103      $   92      $   64      $   55      $   48     $   33
    %                                                              1.38%       1.24%       0.90%       0.78%       0.68%      0.47%

Proprietary Mutual Funds / UIT                                    $  186      $  180      $  126      $  232      $  373     $  124
Proprietary Money Market Funds                                       441         394         470         584       1,015        679
                                                                  -------     -------     -------     -------     -------    -------
Total Proprietary Funds                                              627         574         596         816       1,388        803
Third Party Funds                                                    659         715         540         608         947        599
                                                                  -------     -------     -------     -------     -------    -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)           $1,286      $1,289      $1,136      $1,424      $2,335     $1,402
                                                                  =======     =======     =======     =======     =======    =======
Variable Annuity Premiums & Deposits (in millions of dollars)     $  127      $  210      $  169      $  233      $  302     $  379

Branches                                                             380         372         373         371         371        367
ATM-only locations                                                    69          53          54          52          54        60
Proprietary ATMs                                                   2,163       2,063       2,050       2,050       2,050      2,047


Reclassified to conform to the current period's presentation.


                                                                               3Q 2000 VS.          YTD          YTD
                                                                    3Q      3Q 1999 INCREASE/       3Q           3Q
                                                                   2000        (DECREASE)          1999         2000
                                                                  -------   -----------------     -------     -------
Total Revenues, Net of Interest Expense                           $  572           9%             $1,548      $1,716
Adjusted Operating Expenses                                          325          (2%)             1,011         988
Provision for Loan Losses                                              7         (36%)                49          23
                                                                  -------   -----------------     -------     -------
Core Income Before Taxes                                             240          30%                488         705
Income Taxes                                                          97          24%                205         285
                                                                  -------   -----------------     -------     -------
Core Income                                                       $  143          34%             $  283      $  420
                                                                  =======   =================     =======     =======

Average Assets (in billions of dollars)                           $    9          --              $    9      $    9
                                                                  =======   =================     =======     =======
Return on Assets                                                    6.32%                           4.20%       6.23%
                                                                  =======   =================     =======     =======

Average Loans (in billions of dollars)                            $  7.0          (4%)            $  7.4      $  7.0
Average Customer Deposits (in billions of dollars)                $ 44.8           6%             $ 42.0      $ 44.2
EOP Accounts (in millions)                                           6.5           5%

Non-Interest Revenue as % of Total Revenues                         26.5%                           26.2%       26.8%

Net Credit Loss Ratio                                               0.86%

Loans 90+Days Past Due:
    In millions of dollars                                        $   33         (48%)
    %                                                              0.46%

Proprietary Mutual Funds / UIT                                    $  280         122%             $  492      $  777
Proprietary Money Market Funds                                       748          59%              1,305       2,442
                                                                  -------   -----------------     -------     -------
Total Proprietary Funds                                            1,028          72%              1,797       3,219
Third Party Funds                                                    426         (21%)             1,914       1,972
                                                                  -------   -----------------     -------     -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)           $1,454          28%             $3,711      $5,191
                                                                  =======   =================     =======     =======

Variable Annuity Premiums & Deposits (in millions of dollars)     $  385         128%             $  506      $1,066

Branches                                                             367          (2%)
ATM-only locations                                                    60          11%
Proprietary ATMs                                                   2,047           0%


Reclassified to conform to the current period's presentation.


                                                                     YTD 3Q 2000 VS.
                                                                  YTD 3Q 1999 INCREASE/
                                                                       (DECREASE)
                                                                  ---------------------
Total Revenues, Net of Interest Expense                                     11%
Adjusted Operating Expenses                                                 (2%)
Provision for Loan Losses                                                  (53%)

Core Income Before Taxes                                                    44%
Income Taxes                                                                39%

Core Income                                                                 48%


Average Assets (in billions of dollars)                                     --

Return on Assets


Average Loans (in billions of dollars)                                      (5%)
Average Customer Deposits (in billions of dollars)                           5%
EOP Accounts (in millions)

Non-Interest Revenue as % of Total Revenues

Net Credit Loss Ratio

Loans 90+Days Past Due:
    In millions of dollars
    %

Proprietary Mutual Funds / UIT                                              58%
Proprietary Money Market Funds                                              87%

Total Proprietary Funds                                                     79%
Third Party Funds                                                            3%

Mutual Fund / UIT Sales at NAV (in millions of dollars)                     40%

Variable Annuity Premiums & Deposits (in millions of dollars)              111%

Branches
ATM-only locations
Proprietary ATMs


Reclassified to conform to the current period's presentation.

      GLOBAL CONSUMER - BANKING/LENDING
      MORTGAGE BANKING (1)
      (In millions of dollars)


                                                        1Q         2Q         3Q         4Q         1Q         2Q           3Q
                                                       1999       1999       1999       1999       2000       2000         2000
                                                      -------    -------    -------    -------    -------    -------     --------

Total Revenues, Net of Interest Expense               $   169    $   183    $   199    $   196    $   204    $   206     $   203
Adjusted Operating Expenses                                61         84         93         91         92         95          85
Provision for Loan Losses                                   3          5          2          7          5         (4)         (3)
                                                      -------    -------    -------    -------    -------    -------     -------
Core Income Before Taxes and Minority Interest            105         94        104         98        107        115         121
Income Taxes                                               41         37         41         38         41         44          45
Minority Interest, Net of Tax                               5          5          4          5          5          6           6
                                                      =======    =======    =======    =======    =======    =======     =======
Core Income                                           $    59    $    52    $    59    $    55    $    61    $    65     $    70
                                                      =======    =======    =======    =======    =======    =======     =======

Average Assets (in billions of dollars)               $    28    $    29    $    29    $    31    $    33    $    35     $    40
                                                      =======    =======    =======    =======    =======    =======     =======
Return on Assets                                         0.85%      0.72%      0.81%      0.70%      0.74%      0.75%       0.70%
                                                      =======    =======    =======    =======    =======    =======     =======
EOP ACCOUNTS OWNED AND SERVICED:
Student Loans                                             2.2        2.3        2.5        2.7        2.8        3.0         3.3
Mortgages                                                 0.5        0.6        0.6        0.6        0.6        0.8         0.8
Consumer Finance                                          0.1        0.1        0.1        0.1        0.1        0.1         0.1
                                                      -------    -------    -------    -------    -------    -------     -------
    Total                                                 2.8        3.0        3.2        3.4        3.5        3.9         4.2
                                                      =======    =======    =======    =======    =======    =======     =======

TOTAL OWNED AND SERVICED AVERAGE LOANS
 (IN BILLIONS OF DOLLARS):
Mortgages (2)                                         $  16.4    $  17.0  $    17.2  $    17.6  $    18.9  $    20.3   $    22.3
Student Loans                                             9.2        9.2        9.3       10.6       11.6       12.3        14.2
Consumer Finance                                          1.0        1.1        0.6        0.4        0.4        0.5         0.7
                                                      -------    -------    -------    -------    -------    -------     -------
    Average Loans - On Balance Sheet                     26.6       27.3       27.1       28.6       30.9       33.1        37.2
Other Serviced Loans                                     40.5       46.4       51.0       52.5       54.1       59.9        61.8
                                                      -------    -------    -------    -------    -------    -------     -------
    Total                                             $  67.1    $  73.7  $    78.1  $    81.1  $    85.0  $    93.0   $    99.0
                                                      =======    =======    =======    =======    =======    =======     =======

Mortgage Originations (in billions of dollars)        $   3.8    $   4.9  $     4.7  $     4.8  $     3.5  $     4.9   $     5.4
Student Loan Originations                             $   0.7    $   0.3  $     0.7  $     0.6  $     1.0  $     0.7   $     1.4
Consumer Finance Originations                         $   0.2    $   0.3  $     0.2  $     0.2  $     0.2  $     0.3   $     0.3


Net Credit Loss Ratio                                    0.20%      0.17%      0.12%      0.15%      0.14%      0.05%       0.06%

Loans 90+ Days Past Due:
    In millions of dollars                            $   610    $   575  $     629  $     696  $     719  $     709   $     709
    %                                                    2.29%      2.09%      2.28%      2.31%      2.29%      1.98%       1.82%


                                                                    3Q 2000 VS.         YTD             YTD       YTD 3Q 2000 VS.
                                                                 3Q 1999 INCREASE/      3Q              3Q     YTD 3Q 1999 INCREASE/
                                                                    (DECREASE)         1999            2000         (DECREASE)
                                                                  --------------   -------------    ---------  ---------------------

Total Revenues, Net of Interest Expense                                   2%         $   551         $   613            11%
Adjusted Operating Expenses                                              (9%)            238             272            14%
Provision for Loan Losses                                              (250%)             10              (2)         (120%)
                                                                                     -------          ------
Core Income Before Taxes and Minority Interest                           16%             303             343            13%
Income Taxes                                                             10%             119             130             9%
Minority Interest, Net of Tax                                            50%              14              17            21%
                                                                                     -------         -------
Core Income                                                              19%         $   170         $   196            15%
                                                                                     =======         =======

Average Assets (in billions of dollars)                                  38%         $    29         $    36            24%
                                                                                     =======         =======
Return on Assets                                                                       0.78%           0.73%
                                                                                     =======         =======
EOP ACCOUNTS OWNED AND SERVICED:
Student Loans                                                            32%
Mortgages                                                                33%
Consumer Finance                                                         --
    Total                                                                31%

TOTAL OWNED AND SERVICED AVERAGE LOANS (IN BILLIONS OF DOLLARS):
Mortgages (2)                                                            30%         $    16.9       $    20.5          21%
Student Loans                                                            53%               9.2            12.7          38%
Consumer Finance                                                         17%               0.9             0.5         (44%)
                                                                                     ---------       ---------
    Average Loans - On Balance Sheet                                     37%              27.0            33.7          25%
Other Serviced Loans                                                     21%              46.0            58.6          27%
                                                                                     =========       =========
    Total                                                                27%         $    73.0       $    92.3          26%
                                                                                     =========       =========

Mortgage Originations (in billions of dollars)                           15%         $    13.4       $    13.8           3%
Student Loan Originations                                               100%         $     1.7       $     3.1          82%
Consumer Finance Originations                                            50%         $     0.7       $     0.8          --


Net Credit Loss Ratio

Loans 90+ Days Past Due:
    In millions of dollars                                               13%


(1) Includes Student Loans.
(2) Includes loans held for sale.


Reclassified to conform to the current period's presentation.

      GLOBAL CONSUMER - BANKING/LENDING
      NORTH AMERICA CARDS (1)
      (In millions of dollars)


                                                      1Q          2Q        3Q          4Q          1Q          2Q             3Q
                                                     1999        1999      1999        1999        2000        2000           2000
                                                  ---------    --------- ---------  ---------    ---------   ----------    ---------

Adjusted Revenues, Net of Interest Expense        $   1,961    $   1,981 $   1,971  $   2,042    $   1,996    $   1,969    $   2,059
Adjusted Operating Expenses                             710          713       697        727          728          720          742
Adjusted Provision for Loan Losses (2)                  811          825       797        801          799          758          728
                                                  ---------    --------- ---------  ---------    ---------    ---------    ---------
Core Income Before Taxes                                440          443       477        514          469          491          589
Income Taxes                                            163          163       176        190          173          183          220
                                                  ---------    --------- ---------  ---------    ---------    ---------    ---------
Core Income                                       $     277    $     280 $     301  $     324    $     296    $     308    $     369
                                                  =========    ========= =========  =========    =========    =========    =========

Managed Average Assets (in billions of dollars)   $      73    $      75 $      76  $      76    $      78    $      81    $      87
                                                  =========    ========= =========  =========    =========    =========    =========
Return on Managed Assets                              1.54%        1.50%     1.57%      1.69%        1.53%        1.53%        1.69%
                                                  =========    ========= =========  =========    =========    =========    =========

N.A. BANKCARDS DATA :
(in billions of dollars)

Net Interest Revenue (in millions of dollars)(3)  $   1,513    $   1,466 $   1,482  $   1,491    $   1,472    $   1,405    $   1,482
% of Average Managed Loans                            9.06%        8.46%     8.39%      8.39%        8.14%        7.47%        7.26%

Risk Adjusted Revenue (in millions of dollars)(4) $   1,083    $   1,087 $   1,109  $   1,172    $   1,112    $   1,134    $   1,254
% of Average Managed Loans                            6.48%        6.27%     6.28%      6.59%        6.15%        6.03%        6.14%

Adjusted Operating Expenses as % of Average
  Managed Loans                                       3.82%        3.71%     3.55%      3.73%        3.62%        3.47%        3.30%

End of Period Managed Receivables                 $    69.8    $    70.7 $    71.0  $    74.7    $    73.7    $    79.5    $    83.7
Total EOP Open Accounts (in millions)                  41.8         41.4      41.0       41.1         41.3         42.7         43.9
Total Sales                                       $    37.0    $    40.9 $    41.2  $    44.2    $    42.5    $    48.7    $    48.0


END OF PERIOD LOANS:
    On Balance Sheet                              $    19.7    $    20.1 $    19.5  $    23.2    $    23.4    $    29.0    $    32.2
    Securitized                                        46.7         47.4      48.5       49.0         48.0         44.8         45.8
    Held for Sale                                       2.9          2.8       2.5        2.0          2.0          5.0          5.0
                                                  ---------    --------- ---------  ---------    ---------    ---------    ---------
        Total                                     $    69.3    $    70.3 $    70.5  $    74.2    $    73.4    $    78.8    $    83.0
                                                  =========    ========= =========  =========    =========    =========    =========

AVERAGE LOANS:
    On Balance Sheet                              $    20.5    $    20.0 $    19.7  $    19.9    $    22.5    $    26.8    $    32.1
    Securitized                                        44.3         46.7      47.9       48.6         48.2         45.8         44.1
    Held for Sale                                       2.9          2.8       2.5        2.0          2.0          3.0          5.0
                                                  ---------    --------- ---------  ---------    ---------    ---------    ---------
        Total                                     $    67.7    $    69.5 $    70.1  $    70.5    $    72.7    $    75.6    $    81.2
                                                  =========    ========= =========  =========    =========    =========    =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    On Balance Sheet                              $     199    $     236 $     225  $     229    $     268    $     276    $     287
    Securitized                                         556          541       525        537          499          441          386
    Held for Sale                                        32           29        27         22           20           28           41
                                                  ---------    --------- ---------  ---------    ---------    ---------    ---------
        Total                                     $     787    $     806 $     777  $     788    $     787    $     745    $     714
                                                  =========    ========= =========  =========    =========    =========    =========

Coincident Net Credit Loss Ratio                      4.71%        4.65%     4.40%      4.43%        4.35%        3.96%        3.50%
12 Month Lagged Net Credit Loss Ratio (5)             5.32%        5.11%     4.76%      4.61%        4.36%        4.20%        3.98%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                        $   1,011    $     958 $   1,000  $   1,066    $   1,063    $     929    $   1,022
    %                                                 1.46%        1.36%     1.42%      1.44%        1.45%        1.18%        1.23%


                                                                 3Q 2000 VS.       YTD          YTD         YTD 3Q 2000 VS.
                                                              3Q 1999 INCREASE/    3Q           3Q       YTD 3Q 1999 INCREASE/
                                                                 (DECREASE)       1999         2000           (DECREASE)
                                                              ----------------  --------     ---------   ---------------------

Adjusted Revenues, Net of Interest Expense                            4%         $5,913         $6,024             2%
Adjusted Operating Expenses                                           6%          2,120          2,190             3%
Adjusted Provision for Loan Losses (2)                               (9%)         2,433          2,285            (6%)
                                                                                                ------        ------
Core Income Before Taxes                                             23%          1,360          1,549            14%
Income Taxes                                                         25%            502            576            15%
                                                                                                ------        ------
Core Income                                                          23%         $  858         $  973            13%
                                                                                 ======        ======

Managed Average Assets (in billions of dollars)                      14%         $   75         $   82             9%
                                                                                 ======        ======
Return on Managed Assets                                                          1.53%         1.59%
                                                                                 ======        ======

N.A. BANKCARDS DATA :
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (3)                    --          $4,461         $4,359            (2%)
% of Average Managed Loans                                                        8.63%          7.61%

Risk Adjusted Revenue (in millions of dollars) (4)                   13%         $3,279         $3,500             7%
% of Average Managed Loans                                                        6.34%         6.11%

Adjusted Operating Expenses as % of Average Managed Loans                         3.69%         3.46%

End of Period Managed Receivables                                    18%
Total EOP Open Accounts (in millions)                                 7%
Total Sales                                                          17%         $119.1         $139.2            17%


END OF PERIOD LOANS:
    On Balance Sheet                                                 65%
    Securitized                                                      (6%)
    Held for Sale                                                   100%
        Total                                                        18%

AVERAGE LOANS:
    On Balance Sheet                                                 63%         $ 20.1         $ 27.2            35%
    Securitized                                                      (8%)          46.3           46.0            (1%)
    Held for Sale                                                   100%            2.7            3.3            22%
                                                                                 ======        ======
        Total                                                        16%         $ 69.1         $ 76.5            11%
                                                                                 ======        ======

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    On Balance Sheet                                                 28%         $  660         $  831            26%
    Securitized                                                     (26%)         1,622          1,326           (18%)
    Held for Sale                                                    52%             88             89             1%
                                                                                 ------         ------
        Total                                                        (8%)        $2,370         $2,246            (5%)
                                                                                 ======         ======

Coincident Net Credit Loss Ratio
12 Month Lagged Net Credit Loss Ratio (5)

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                                            2%


(1) Includes U.S. Bankcards, North America Diners Club, and Canada Bankcards.
(2) On a managed basis.
(3) Includes delinquency and other risk-based charges.
(4) Risk Adjusted Revenue is adjusted revenues less net credit losses.
(5) Adjusted for acquisitions.
Reclassified to conform to the current period's presentation.

      GLOBAL CONSUMER - BANKING/LENDING
      CITIFINANCIAL
      (In millions of dollars)


                                              1Q              2Q             3Q            4Q          1Q          2Q         3Q
                                             1999            1999           1999          1999        2000        2000       2000
                                           ----------     ----------     ----------    ----------- ----------  ----------  ---------

Total Revenues, Net of Interest Expense*   $      361     $      396     $      421     $      441 $      462  $      474  $     491
Adjusted Operating Expenses                       144            154            133            186        188         187        186
Provision for Benefits, Claims, and
  Credit Losses                                   104            117             77             87         97         102        110
                                           ----------     ----------     ----------     ---------- ----------  ----------  ---------
Core Income Before Taxes                          113            125            211            168        177         185        195
Income Taxes                                       42             47             76             60         65          68         71
                                           ==========     ==========     ==========     ========== ==========  ==========  =========
Core Income                                $       71     $       78     $      135     $      108 $      112  $      117  $     124
                                           ==========     ==========     ==========     ========== ==========  ==========  =========
Average Assets (in billions of dollars)    $       14     $       15     $       16     $       18 $       18  $       19  $      20
                                           ==========     ==========     ==========     ========== ==========  ==========  =========
Return on Assets                                2.06%          2.09%          3.35%          2.38%      2.50%       2.48%      2.47%
                                           ==========     ==========     ==========     ========== ==========  ==========  =========


NET RECEIVABLES:
    Real estate-secured loans (1)          $  7,179.5     $  7,699.2     $  8,439.6     $  9,031.6 $  9,354.6  $  9,806.0  $10,236.7
    Personal loans (2)                        4,647.2        4,886.2        5,102.5        5,319.7    5,408.3     5,626.6    5,828.4
    Sales finance and other                   1,033.8        1,032.1        1,069.7        1,152.0    1,232.5     1,264.0    1,317.3
                                           ----------     ----------     ----------     ---------- ----------  ----------  ---------
      Consumer finance receivables,
         net of unearned finance charges     12,860.5       13,617.5       14,611.8       15,503.3   15,995.4    16,696.6   17,382.4
    Accrued interest receivable                  99.3          106.5          121.7          133.2      126.5       134.7      145.1
    Allowance for credit losses                (388.7)        (436.4)        (424.1)        (407.8)    (423.4)     (423.4)   (423.2)
                                           ----------     ----------     ----------     ---------- ----------  ----------  ---------
        Consumer finance receivables, net  $ 12,571.1     $ 13,287.6     $ 14,309.4     $ 15,228.7 $ 15,698.5  $ 16,407.9  $17,104.3
                                           ==========     ==========     ==========     ========== ==========  ==========  =========

Number of offices                               1,143          1,177          1,173          1,174      1,182       1,212      1,240

Average yield (3)                              14.38%         14.48%         14.58%         14.35%     14.09%      14.05%     14.00%
Average net interest margin (3)                 8.84%          8.99%          9.01%          8.66%      8.37%       8.16%      8.01%
Net credit loss ratio (3)                       2.38%          2.14%          2.00%          2.19%      1.92%       1.93%      1.91%
Reserves as % of net receivables                3.02%          3.20%          2.90%          2.63%      2.65%       2.54%      2.43%

Loans 90+ Days Past Due:
    In millions of dollars (3)                    183            172            186            203        216         229        239
    %                                           1.42%          1.26%          1.27%          1.31%      1.33%       1.32%      1.29%

(1) Includes fully secured $.M.A.R.T.
    receivables, as follows:               $  2,817.6     $  3,117.4     $  3,415.7     $  3,766.0 $  4,106.1  $  4,415.7  $ 4,695.7
(2) Includes $.A.F.E. and partially
    secured $.M.A.R.T receivables,
    as follows:                            $    337.9     $    334.2     $    331.2     $    329.6 $    319.1  $    315.7  $   311.6
(3) Includes loans held for sale



                                                            3Q 2000 VS.           YTD          YTD        YTD 3Q 2000 VS.
                                                          3Q 1999 INCREASE/       3Q           3Q      YTD 3Q 1999 INCREASE/
                                                            (DECREASE)           1999         2000        (DECREASE)
                                                          -----------------   ---------     --------   ---------------------

Total Revenues, Net of Interest Expense*                          17%         $1,178         $1,427            21%
Adjusted Operating Expenses                                       40%            431         $  561            30%
Provision for Benefits, Claims, and Credit Losses                 43%            298         $  309             4%
                                                                              ------         ------
Core Income Before Taxes                                          (8%)           449            557            24%
Income Taxes                                                      (7%)           165            204            24%
                                                                              ------         ------
Core Income                                                       (8%)        $  284         $  353            24%
                                                                              ======        =======
Average Assets (in billions of dollars)                           25%         $   15         $   19            27%
                                                                              ======        =======
Return on Assets                                                               2.53%          2.48%
                                                                              ======        =======


NET RECEIVABLES:
    Real estate-secured loans (1)                                 21%
    Personal loans (2)                                            14%
    Sales finance and other                                       23%
        Consumer finance receivables,
              net of unearned finance charges                     19%
    Accrued interest receivable                                   19%
    Allowance for credit losses                                   --
        Consumer finance receivables, net                         20%

Number of offices                                                  6%

Average yield (3)                                                             14.48%         14.05%
Average net interest margin (3)                                                8.95%          8.17%
Net credit loss ratio (3)                                                      2.17%          1.92%
Reserves as % of net receivables

Loans 90+ Days Past Due:
    In millions of dollars (3)                                    28%
    %

(1) Includes fully secured $.M.A.R.T. receivables,
    as follows:                                                   37%
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
    receivables, as follows:                                      (6%)
(3) Includes loans held for sale

* Excludes realized gains on investments

     GLOBAL CONSUMER - INSURANCE
     TRAVELERS LIFE AND ANNUITY
     (In millions of dollars)


                                                             1Q           2Q            3Q            4Q             1Q
                                                            1999         1999          1999          1999           2000
                                                        ----------    ---------     ---------     ---------     ----------

REVENUES, NET OF INTEREST EXPENSE *                     $     771     $     867     $     869     $     887     $   1,010

CORE INCOME                                             $     147     $     173     $     168     $     135     $     187

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                    $    88.4     $   105.5     $    93.0     $    86.1     $   107.8
Group annuities                                              59.9          77.3          77.1          65.2          92.1
Life and long term care insurance                            39.8          50.5          43.9          39.8          59.4
Other (includes run-off and return on excess capital)        33.0          28.8          39.3          17.4          20.3
                                                        ---------     ---------     ---------     ---------     ---------
        Total                                           $   221.1     $   262.1     $   253.3     $   208.5     $   279.6
                                                        =========     =========     =========     =========     =========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
    Fixed                                               $   194.2     $   249.7     $   271.0     $   292.6     $   293.5
    Variable                                                975.7       1,048.3       1,089.8       1,151.3       1,245.0
    Individual Payout                                        20.6          15.9          20.9          21.4          20.5
                                                        ---------     ---------     ---------     ---------     ---------
       Total                                            $ 1,190.5     $ 1,313.9     $ 1,381.7     $ 1,465.3     $ 1,559.0
                                                        =========     =========     =========     =========     =========

Policyholder account balances & benefit reserves: (1)
    Fixed                                               $ 7,839.3     $ 7,874.2     $ 7,958.5     $ 7,993.6     $ 7,911.3
    Variable                                             14,172.9      15,770.8      15,897.0      19,310.6      21,072.7
    Individual Payout                                       599.6         604.4         611.8         617.3         619.6
                                                        ---------     ---------     ---------     ---------     ---------
       Total                                            $22,611.8     $24,249.4     $24,467.3     $27,921.5     $29,603.6
                                                        =========     =========     =========     =========     =========

GROUP ANNUITIES:
Net written premiums & deposits (2)                     $ 1,859.6     $ 1,609.2     $ 1,212.3     $   937.5     $ 1,456.9
Policyholder account balances & benefit reserves: (1)
    GICs and other investment contracts                 $ 9,766.4     $10,982.9     $10,917.7     $10,753.8     $11,087.0
    Payout group annuities                                4,175.1       4,236.9       4,284.9       4,362.7       4,514.9
                                                        ---------     ---------     ---------     ---------     ---------
        Total                                           $13,941.5     $15,219.8     $15,202.6     $15,116.5     $15,601.9
                                                        =========     =========     =========     =========     =========

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
    Direct periodic premiums and deposits               $    84.5     $    86.7   $      88.3   $     149.2     $   116.7
    Single premium deposits                                  16.2          20.8          17.2          30.0          18.3
    Reinsurance                                             (16.8)        (17.8)        (17.9)        (18.5)        (19.1)
                                                        ---------     ---------     ---------     ---------     ---------
        Total                                           $    83.9     $    89.7   $      87.6   $     160.7     $   115.9
                                                        =========     =========     =========     =========     =========

Policyholder account balances & benefit reserves        $ 2,468.3     $ 2,511.0   $   2,535.3   $   2,682.0     $ 2,755.3

Life insurance in force (in billions, face amt.)        $    56.6     $    57.7   $      58.4   $      60.6     $    61.7

Life insurance issued (in billions, face amt.)          $     2.5     $     2.4   $       2.0   $       3.8     $     2.7


ALL BUSINESSES:
Net investment income (pretax)                          $   525.4     $   578.8   $     593.2   $     579.1     $   594.9
Interest credited to contractholders                    $   225.7     $   230.9   $     239.0   $     241.4     $   244.7

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
    Statutory capital and surplus                       $ 4,955.9     $ 4,976.9   $   5,010.2   $   5,027.3     $ 5,011.2
    Surplus to liabilities ratio                             19.8%         19.5%         20.2%         21.2%        20.5%



                                                                                                   3Q 2000 VS.
                                                                 2Q                3Q           3Q 1999 INCREASE/
                                                                2000              2000              (DECREASE)
                                                             -----------       ------------     -----------------

REVENUES, NET OF INTEREST EXPENSE *                          $     983          $     899            3%

CORE INCOME                                                  $     202          $     179            7%

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                         $     117.9        $     117.8         27%
Group annuities                                                    114.6               90.7         18%
Life and long term care insurance                                   55.9               40.3         (8%)
Other (includes run-off and return on excess capital)               13.0               17.4        (56%)
                                                             -----------        -----------
        Total                                                $     301.4        $     266.2          5%
                                                             ===========        ===========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
    Fixed                                                    $     302.6        $     320.3         18%
    Variable                                                     1,258.5            1,273.6         17%
    Individual Payout                                               21.7               20.6         (1%)
                                                             -----------        -----------
       Total                                                 $   1,582.8        $   1,614.5         17%
                                                             ===========        ===========

Policyholder account balances & benefit reserves: (1)
    Fixed                                                    $   7,904.0        $   7,939.8         --
    Variable                                                    21,013.2           21,678.1         36%
    Individual Payout                                              626.2              630.0          3%
                                                             -----------        -----------
       Total                                                 $  29,543.4        $  30,247.9         24%
                                                             ===========        ===========

GROUP ANNUITIES:
Net written premiums & deposits (2)                          $   1,439.1        $   1,481.8         22%
Policyholder account balances & benefit reserves: (1)
    GICs and other investment contracts                      $  11,204.2        $  11,966.9         10%
    Payout group annuities                                       4,624.0            4,713.8         10%
                                                             -----------        -----------
        Total                                                $  15,828.2        $  16,680.7         10%
                                                             ===========        ===========

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
    Direct periodic premiums and deposits                    $     113.4        $     135.8         54%
    Single premium deposits                                         21.0               22.3         30%
    Reinsurance                                                    (20.3)             (21.4)        20%
                                                             -----------        -----------
        Total                                                $     114.1        $     136.7         56%
                                                             ===========        ===========

Policyholder account balances & benefit reserves             $   2,801.9        $   2,911.0         15%

Life insurance in force (in billions, face amt.)             $      63.2        $      65.2         12%

Life insurance issued (in billions, face amt.)               $       3.0        $       3.1         55%


ALL BUSINESSES:
Net investment income (pretax)                               $     639.1        $     609.1          3%
Interest credited to contractholders                         $     248.7        $     266.7         12%

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
    Statutory capital and surplus                            $   4,977.4        $   5,355.1          7%
    Surplus to liabilities ratio                                    20.3%             21.3%


                                                                YTD               YTD         YTD 3Q 2000 VS.
                                                                 3Q                3Q      YTD 3Q 1999 INCREASE/
                                                                1999              2000          (DECREASE)
                                                             -----------      ----------   ----------------------

REVENUES, NET OF INTEREST EXPENSE *                          $  2,507         $  2,892          15%

CORE INCOME                                                  $    488         $    568          16%

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                         $    286.9       $    343.5        20%
Group annuities                                                   214.3            297.4        39%
Life and long term care insurance                                 134.2            155.6        16%
Other (includes run-off and return on excess capital)             101.1             50.7       (50%)
                                                             ----------       ----------
        Total                                                $    736.5       $    847.2        15%
                                                             ==========       ==========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
    Fixed                                                    $    714.9       $    916.4        28%
    Variable                                                    3,113.8          3,777.1        21%
    Individual Payout                                              57.4             62.8         9%
                                                             ----------       ----------
       Total                                                 $  3,886.1       $  4,756.3        22%
                                                             ==========       ==========

Policyholder account balances & benefit reserves: (1)
    Fixed
    Variable
    Individual Payout
       Total

GROUP ANNUITIES:
Net written premiums & deposits (2)                          $  4,681.1       $  4,377.8        (6%)
Policyholder account balances & benefit reserves: (1)
    GICs and other investment contracts
    Payout group annuities
        Total

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
    Direct periodic premiums and deposits                    $    259.5       $    365.9        41%
    Single premium deposits                                        54.2             61.6        14%
    Reinsurance                                                   (52.5)           (60.8)       16%
                                                             ----------       ----------
        Total                                                $    261.2       $    366.7        40%
                                                             ==========       ==========

Policyholder account balances & benefit reserves

Life insurance in force (in billions, face amt.)

Life insurance issued (in billions, face amt.)               $      6.9       $      8.8        28%


ALL BUSINESSES:
Net investment income (pretax)                               $  1,697.4       $  1,843.1         9%
Interest credited to contractholders                         $    695.6       $    760.1         9%

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
    Statutory capital and surplus
    Surplus to liabilities ratio


(1) Includes general account, separate accounts and managed funds.
(2) Excludes deposits of $24.0 and $45.0 in the first and second quarters of 2000 and $23.2, $416.0, $70.0 and $71.0 in the 1999 first, second, third and fourth quarters, related to Travelers plans previously managed externally.

* Excludes realized gains on investments

      GLOBAL CONSUMER - INSURANCE
      PRIMERICA FINANCIAL SERVICES
      (In millions of dollars)


                                                          1Q               2Q                3Q                 4Q           1Q
                                                         1999             1999              1999               1999         2000
                                                     ----------        ----------        ----------        ----------     -------

REVENUES, NET OF INTEREST EXPENSE *                  $      432        $      443        $      444        $      456     $   472

CORE INCOME
    Life insurance                                   $       86        $       89        $       88        $       84     $    87
    Other financial products                                 24                24                26                31          32
                                                     ----------        ----------        ----------        ----------     -------
        Total core income                            $      110        $      113        $      114        $      115     $   119
                                                     ==========        ==========        ==========        ==========     =======

LIFE INSURANCE Face value (in billions) of:
  Life insurance issued                              $     13.6        $     15.5        $     12.4        $     14.7     $   15.0
  Life insurance in force                            $    386.3        $    391.7        $    392.8        $    394.9     $  397.8

Annualized issued premiums                           $     42.4        $     48.4        $     39.3        $     43.4     $   44.1
Direct premiums                                      $    315.2        $    321.0        $    320.5        $    322.9     $  324.5
Earned premiums                                      $    267.1        $    268.6        $    264.8        $    270.8     $  270.6

OTHER PRODUCTS Mutual fund sales at NAV:
    Proprietary                                      $    407.7        $    453.1        $    393.7        $    389.3     $  465.0
    Other funds                                           233.5             277.3             257.6             307.6        497.1
                                                     ----------        ----------        ----------        ----------     --------
        Total U.S. mutual fund sales                      641.2             730.4             651.3             696.9        962.1
    Mutual fund sales - Canada                            143.2              76.2              86.2              98.2        228.8
                                                     ----------        ----------        ----------        ----------     --------
        Total mutual fund sales                      $    784.4        $    806.6        $    737.5        $    795.1     $1,190.9
                                                     =========         ==========        ==========        ==========     ========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)   $    419.2        $    492.7        $    488.3        $    519.8     $  492.0

Variable annuity net written premiums and deposits   $    223.4        $    278.6        $    247.6        $    240.5     $  249.9

AGENTS LICENSED FOR:
    Life insurance                                       79,738            79,251            77,259            79,809       79,818
    Mutual funds                                         27,129            27,053            26,873            24,566       25,570
    $.M.A.R.T. / $.A.F.E. loans                         129,556           118,762           108,377            95,816       93,055
    Variable annuities                                   13,816            14,497            16,042            16,424       16,453
    Long term care                                           --                --             3,419             6,540        8,010
    Home & auto insurance                                15,102            14,734            15,425            14,284       13,238

Financial Needs Analyses submitted                      142,451           122,958           111,136           113,748      110,900



                                                                                               3Q 2000 VS.
                                                               2Q                3Q         3Q 1999 INCREASE/
                                                              2000              2000           (DECREASE)
                                                          ----------        ----------      -----------------

REVENUES, NET OF INTEREST EXPENSE *                       $      479        $      474           7%

CORE INCOME
    Life insurance                                        $       93        $       93           6%
    Other financial products                                      32                31          19%
                                                          ----------        ----------
        Total core income                                 $      125        $      124           9%
                                                          ==========        ==========

LIFE INSURANCE Face value (in billions) of:
  Life insurance issued                                   $     18.5        $     16.8          35%
  Life insurance in force                                 $    403.6        $    408.4           4%

Annualized issued premiums                                $     54.1        $     49.5          26%
Direct premiums                                           $    330.9        $    334.3           4%
Earned premiums                                           $    277.4        $    275.0           4%

OTHER PRODUCTS Mutual fund sales at NAV:
    Proprietary                                           $    468.7        $    448.5          14%
    Other funds                                                552.5             397.8          54%
                                                          ----------        ----------
        Total U.S. mutual fund sales                         1,021.2             846.3          30%
    Mutual fund sales - Canada                                 128.1             117.4          36%
                                                          ----------        ----------
        Total mutual fund sales                           $  1,149.3        $    963.7          31%
                                                          ==========        ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)        $    475.6        $    457.2          (6%)

Variable annuity net written premiums and deposits        $    248.0        $    270.6           9%

AGENTS LICENSED FOR:
    Life insurance                                            82,288            85,183          10%
    Mutual funds                                              25,968            27,300           2%
    $.M.A.R.T./$.A.F.E. loans                                 99,481           105,640          (3%)
    Variable annuities                                        16,692            17,281           8%
    Long term care                                             7,785             9,612         181%
    Home & auto insurance                                     13,038            12,194         (21%)

Financial Needs Analyses submitted                           109,451           108,838          (2%)


                                                              YTD               YTD         YTD 3Q 2000 VS.
                                                               3Q               3Q       YTD 3Q 1999 INCREASE/
                                                              1999              2000          (DECREASE)
                                                          ----------        ----------   ---------------------

REVENUES, NET OF INTEREST EXPENSE *                       $    1,319        $    1,425          8%

CORE INCOME
    Life insurance                                        $      263        $      273          4%
    Other financial products                                      74                95         28%
                                                          ----------        ----------
        Total core income                                 $      337        $      368          9%
                                                          ==========        ==========

LIFE INSURANCE Face value (in billions) of:
  Life insurance issued                                   $     41.5        $     50.3         21%
  Life insurance in force                                 $    392.8        $    408.4          4%

Annualized issued premiums                                $    130.1        $    147.7         14%
Direct premiums                                           $    956.7        $    989.7          3%
Earned premiums                                           $    800.5        $    823.0          3%

OTHER PRODUCTS Mutual fund sales at NAV:
    Proprietary                                           $  1,254.5        $  1,382.2         10%
    Other funds                                                768.4           1,447.4         88%
                                                          ----------        ----------
        Total U.S. mutual fund sales                         2,022.9           2,829.6         40%
    Mutual fund sales - Canada                                 305.6             474.3         55%
                                                          ----------        ----------
        Total mutual fund sales                           $  2,328.5        $  3,303.9         42%
                                                          ==========        ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)        $  1,400.2        $  1,424.8          2%

Variable annuity net written premiums and deposits        $    749.6        $    768.5          3%

AGENTS LICENSED FOR:
    Life insurance
    Mutual funds
    $.M.A.R.T. / $.A.F.E. loans
    Variable annuities
    Long term care
    Home & auto insurance

Financial Needs Analyses submitted                           376,545           329,189        (13%)

(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.


* Excludes realized gains on investments

      GLOBAL CONSUMER - INSURANCE
      TRAVELERS PROPERTY CASUALTY - PERSONAL LINES
      (In millions of dollars)


                                                                      1Q          2Q             3Q             4Q
                                                                     1999        1999           1999           1999
                                                                   --------    --------       --------      ---------

REVENUES, NET OF INTEREST EXPENSE *                                $    983    $  1,005       $  1,018      $  1,037

CORE INCOME (1)                                                    $     83    $     79       $     23      $     94

NET WRITTEN PREMIUMS BY PRODUCT LINE: (2)
Auto                                                               $  619.6    $  597.0       $  581.1      $  571.0
Homeowners and other                                                  363.8       353.9          370.6         347.8
                                                                   --------    --------       --------      --------
    Total net written premiums (A)                                 $  983.4    $  950.9       $  951.7      $  918.8
                                                                   ========    ========       ========      ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (2)
Independent agents                                                 $  791.6    $  750.6       $  743.0      $  721.2
Affinity group marketing                                               83.0        84.5           92.1          93.7
SECURE                                                                 57.2        62.6           58.5          46.3
Joint marketing arrangements                                           51.6        53.2           58.1          57.6
                                                                   --------    --------       --------      --------
    Total net written premiums (A)                                 $  983.4    $  950.9       $  951.7      $  918.8
                                                                   ========    ========       ========      ========

STATUTORY RATIO DEVELOPMENT:
Earned premiums (B)                                                $  892.1    $  905.1       $  915.5      $  921.6

Losses and loss adjustment expenses (C)                               594.3       627.1          702.7         619.8
Other underwriting expenses (D)                                       269.8       242.5          258.7         244.7
                                                                   --------    --------       --------      --------
    Total deductions                                                  864.1       869.6         961.4          864.5
                                                                   --------    --------       --------      --------
Statutory underwriting gain/(loss)                                 $   28.0    $   35.5       $ (45.9)      $   57.1
                                                                   ========    ========       ========      ========

STATUTORY COMBINED RATIO: (2)
Loss and loss adjustment expense ratio  (C / B)                      66.6%        69.3%          76.8%         67.3%
Other underwriting expense ratio (D / A)                             27.4%        25.5%          27.2%         26.6%
                                                                   --------    --------       --------      --------
    Combined ratio                                                   94.0%        94.8%         104.0%         93.9%
                                                                   ========    ========       ========      ========

Net investment income (pre-tax)                                    $  90.4     $   98.8       $  102.0      $  109.0
Effective tax rate on net investment income                          27.2%        27.7%          28.4%         28.9%
Catastrophe losses, net of reinsurance (after-tax)                 $   8.1     $   23.2       $   48.2      $     --



                                                             1Q               2Q               3Q
                                                            2000             2000             2000
                                                         ----------        --------         --------

REVENUES, NET OF INTEREST EXPENSE *                       $  1,027         $  1,041         $  1,048

CORE INCOME (1)                                           $     75         $     82         $     68

NET WRITTEN PREMIUMS BY PRODUCT LINE: (2)
Auto                                                      $    583.3       $    607.7       $    598.6
Homeowners and other                                           306.4            375.7            394.2
                                                          ----------       ----------       ----------
    Total net written premiums (A)                        $    889.7       $    983.4       $    992.8
                                                          ==========       ==========       ==========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (2)
Independent agents                                        $    710.2       $    790.4       $    798.3
Affinity group marketing                                        97.3            101.6            107.5
SECURE                                                          30.8             26.4             16.7
Joint marketing arrangements                                    51.4             65.0             70.3
                                                          ----------       ----------       ----------
    Total net written premiums (A)                        $    889.7       $    983.4       $    992.8
                                                          ==========       ==========       ==========

STATUTORY RATIO DEVELOPMENT:
Earned premiums (B)                                       $    910.3       $    920.0       $    928.6

Losses and loss adjustment expenses (C)                        656.4            668.1            711.8
Other underwriting expenses (D)                                239.8            251.2            256.6
                                                          ----------       ----------       ----------
    Total deductions                                           896.2            919.3            968.4
                                                          ----------       ----------       ----------
Statutory underwriting gain/(loss)                        $     14.1       $      0.7       $    (39.8)
                                                          ==========       ==========       ==========

STATUTORY COMBINED RATIO: (2)
Loss and loss adjustment expense ratio (C / B)                  72.1%            72.6%            76.7%
Other underwriting expense ratio (D / A)                        27.0%            25.5%            25.8%
                                                          ----------       ----------       ----------
    Combined ratio                                              99.1%            98.1%           102.5%
                                                          ==========       ==========       ==========

Net investment income (pre-tax)                           $    112.6       $    114.6       $    112.4
Effective tax rate on net investment income                     29.3%            29.5%            29.4%
Catastrophe losses, net of reinsurance (after-tax)        $     30.4       $     17.2       $      1.9


                                                         3Q 2000 VS.       YTD              YTD            YTD 3Q 2000 VS.
                                                      3Q 1999 INCREASE/    3Q                3Q         YTD 3Q 1999 INCREASE/
                                                          (DECREASE)       1999             2000             (DECREASE)
                                                      ----------------- ----------       ----------     ----------------------

REVENUES, NET OF INTEREST EXPENSE *                          3%            3,006         $  3,116             4%

CORE INCOME (1)                                            196%              185         $    225            22%

NET WRITTEN PREMIUMS BY PRODUCT LINE: (2)
Auto                                                         3%         $  1,797.7       $  1,789.6          --
Homeowners and other                                         6%            1,088.3          1,076.3          (1%)
                                                                        ----------       ----------
    Total net written premiums (A)                           4%         $  2,886.0       $  2,865.9          (1%)
                                                                        ==========       ==========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (2)
Independent agents                                           7%         $  2,285.2       $  2,298.9           1%
Affinity group marketing                                    17%              259.6            306.4          18%
SECURE                                                     (71%)             178.3             73.9         (59%)
Joint marketing arrangements                                21%              162.9            186.7          15%
                                                                        ----------       ----------
    Total net written premiums (A)                           4%         $  2,886.0       $  2,865.9          (1%)
                                                                        ==========       ==========

STATUTORY RATIO DEVELOPMENT:
Earned premiums (B)                                          1%         $  2,712.7       $  2,758.9           2%

Losses and loss adjustment expenses (C)                      1%            1,924.1          2,036.3           6%
Other underwriting expenses (D)                             (1%)             771.0            747.6          (3%)
                                                                        ----------       ----------
    Total deductions                                         1%            2,695.1          2,783.9           3%
                                                                        ----------       ----------
Statutory underwriting gain/(loss)                          13%         $     17.6       $    (25.0)         NM
                                                                        ==========       ==========

STATUTORY COMBINED RATIO: (2)
Loss and loss adjustment expense ratio (C / B)                                70.9%            73.8%
Other underwriting expense ratio (D / A)                                      26.7%            26.1%
                                                                        ----------       ----------
    Combined ratio                                                            97.6%            99.9%
                                                                        ==========       ==========

Net investment income (pre-tax)                             10%         $    291.2       $    339.6          17%
Effective tax rate on net investment income                                   27.8%            29.4%
Catastrophe losses, net of reinsurance (after-tax)         (96%)        $     79.5       $     49.5         (38%)


(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.

(2) The 1999 first quarter and nine months net written premiums include an adjustment associated with a reinsurance transaction, which increased homeowners premiums written by independent agents by $71.7 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 first quarter were 66.6%, 26.6% and 93.2%, respectively, and for the 1999 nine months were 70.9%, 26.4%, and 97.3%, respectively.



* Excludes realized gains on investments

NM - Not meaningful

      GLOBAL CONSUMER - INTERNATIONAL
      EUROPE, MIDDLE EAST & AFRICA
      (In millions of dollars)


                                                             1Q            2Q          3Q          4Q
                                                            1999          1999        1999        1999
                                                            -------     --------    --------    -------

Total Revenues, Net of Interest Expense                     $  561      $  563      $  607      $  597
Adjusted Operating Expenses                                    373         369         370         389
Provision for Benefits, Claims, and Credit Losses               80          77          79          76
                                                            ------      ------      ------      ------
Core Income Before Taxes                                       108         117         158         132
Income Taxes                                                    40          44          60          50
                                                            ------      ------      ------      ------
Core Income                                                 $   68      $   73      $   98      $   82
                                                            ======      ======      ======      ======

Average Assets (in billions of dollars)                     $   22      $   22      $   23      $   22
                                                            ======      ======      ======      ======
Return on Assets                                              1.25%       1.33%       1.69%       1.48%
                                                            ======      ======      ======      ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Personal                                                    $  9.9      $  9.9      $ 10.4      $ 10.2
Cards                                                          2.1         2.1         2.2         2.2
Mortgages                                                      2.0         1.9         1.9         1.8
Auto                                                           1.5         1.5         1.6         1.6
Other                                                          1.2         1.0         1.2         1.4
                                                            ------      ------      ------      ------
    Total                                                   $ 16.7      $ 16.4      $ 17.3      $ 17.2
                                                            ======      ======      ======      ======

Average Customer Deposits (in billions of dollars)          $ 18.0      $ 17.3      $ 17.1      $ 16.6

EOP Accounts (in millions)                                    10.6        10.7        10.9        11.0
EOP Card Accounts (in millions)                                3.4         3.5         3.6         3.6

Non-Interest Revenue as % of Total Revenues                   35.6%       34.8%       36.2%       38.9%

Net Credit Loss Ratio                                         1.81%       1.71%       1.60%       1.56%

Loans 90+ Days Past Due:
    In millions of dollars                                  $  893      $  899      $  953      $  914
    %                                                         5.40%       5.46%       5.45%       5.33%

Proprietary Mutual Funds / UIT                              $  279      $  771      $  394      $  443
Proprietary Money Market Funds                                 473         433         253         177
                                                            ------      ------      ------      ------
Total Proprietary Funds                                        752       1,204         647         620
Third Party Funds                                              227         133         203         307
                                                            ------      ------      ------      ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)     $  979      $1,337      $  850      $  927
                                                            ======      ======      ======      ======

Branches                                                       471         466         464         466
ATM-only locations                                              74          78          78          76
Proprietary ATMs                                               923         927         930         935

WESTERN EUROPE:
     Adjusted Revenues                                      $  493      $  489      $  499      $  510
    Core Income                                             $   65      $   67      $   71      $   72

 CENTRAL & EASTERN EUROPE, MIDDLE EAST AND AFRICA:
     Adjusted Revenues                                      $   68      $   74      $  108      $   87
    Core Income                                             $    3      $    6      $   27      $   10




                                                                  1Q           2Q              3Q
                                                                 2000         2000            2000
                                                               -------       --------       --------

Total Revenues, Net of Interest Expense                        $  593         $  576         $  572
Adjusted Operating Expenses                                       357            365            341
Provision for Benefits, Claims, and Credit Losses                  74             67             67
                                                               ------         ------         ------
Core Income Before Taxes                                          162            144            164
Income Taxes                                                       60             53             61
                                                               ------         ------         ------
Core Income                                                    $  102         $   91         $  103
                                                               ======         ======         ======

Average Assets (in billions of dollars)                        $   22         $   21         $   21
                                                               ======         ======         ======
Return on Assets                                                 1.86%          1.74%          1.95%
                                                               ======         ======         ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Personal                                                       $  9.9         $  9.8         $  9.6
Cards                                                             2.1            2.1            2.1
Mortgages                                                         1.8            1.7            1.7
Auto                                                              1.6            1.6            1.7
Other                                                             1.4            1.3            1.3
                                                               ------         ------         ------
    Total                                                      $ 16.8         $ 16.5         $ 16.4
                                                               ======         ======         ======

Average Customer Deposits (in billions of dollars)             $ 16.6         $ 16.2         $ 16.0

EOP Accounts (in millions)                                       11.3           11.6           12.0
EOP Card Accounts (in millions)                                   3.6            3.8            3.9

Non-Interest Revenue as % of Total Revenues                      36.7%          35.4%          36.9%

Net Credit Loss Ratio                                            1.70%          1.57%          1.54%

Loans 90+ Days Past Due:
    In millions of dollars                                     $  875         $  868         $  800
    %                                                            5.26%          5.09%          4.93%

Proprietary Mutual Funds / UIT                                 $  397         $  391         $  226
Proprietary Money Market Funds                                    194            108            101
                                                               ------         ------         ------
Total Proprietary Funds                                           591            499            327
Third Party Funds                                                 508            487            779
                                                               ------         ------         ------
                                                               ======         ======         ======
Mutual Fund / UIT Sales at NAV (in millions of dollars)        $1,099         $  986         $1,106
                                                               ======         ======         ======

Branches                                                          470            475            490
ATM-only locations                                                 79             83             89
Proprietary ATMs                                                  950            956            995

WESTERN EUROPE:
     Adjusted Revenues                                         $  497         $  474         $  466
    Core Income                                                $   88         $   75         $   88

 CENTRAL & EASTERN EUROPE, MIDDLE EAST AND AFRICA:
     Adjusted Revenues                                         $   96         $  102         $  106
    Core Income                                                $   14         $   16         $   15


                                                                       3Q 2000 VS.      YTD          YTD          YTD 3Q 2000 VS.
                                                                    3Q 1999 INCREASE/    3Q          3Q        YTD 3Q 1999 INCREASE/
                                                                       (DECREASE)       1999        2000            (DECREASE)
                                                                    ----------------   ------     ----------   ---------------------

        Total Revenues, Net of Interest Expense                            (6%)        $1,731         $1,741             1%
        Adjusted Operating Expenses                                        (8%)         1,112          1,063            (4%)
        Provision for Benefits, Claims, and Credit Losses                 (15%)           236            208           (12%)
                                                                                       ------         ------
        Core Income Before Taxes                                            4%            383            470            23%
        Income Taxes                                                        2%            144            174            21%
                                                                                       ------         ------
        Core Income                                                         5%         $  239         $  296            24%
                                                                                       ======         ======

        Average Assets (in billions of dollars)                            (9%)        $   22         $   21            (5%)
                                                                                       ======         ======
        Return on Assets                                                                 1.45%          1.88%
                                                                                       ======         ======

        AVERAGE LOANS (IN BILLIONS OF DOLLARS)
        Personal                                                           (8%)        $ 10.1         $  9.8            (3%)
        Cards                                                              (5%)           2.1            2.1            --
        Mortgages                                                         (11%)           1.9            1.7           (11%)
        Auto                                                                6%            1.5            1.6             7%
        Other                                                               8%            1.1            1.3            18%
                                                                                       ------        -------
             Total                                                         (5%)        $ 16.7         $ 16.5            (1%)
                                                                                       ======        =======

        Average Customer Deposits (in billions of dollars)                 (6%)        $ 17.5         $ 16.3            (7%)

        EOP Accounts (in millions)                                         10%
        EOP Card Accounts (in millions)                                     8%

        Non-Interest Revenue as % of Total Revenues                                      35.2%          36.1%

        Net Credit Loss Ratio

        Loans 90+ Days Past Due:
             In millions of dollars                                       (16%)

        Proprietary Mutual Funds / UIT                                    (43%)        $1,444         $1,014           (30%)
        Proprietary Money Market Funds                                    (60%)         1,159            403           (65%)
                                                                                       ------         ------
        Total Proprietary Funds                                           (49%)         2,603          1,417           (46%)
        Third Party Funds                                                 284%            563          1,774           215%
                                                                                       ------         ------
        Mutual Fund / UIT Sales at NAV (in millions of dollars)            30%         $3,166         $3,191             1%
                                                                                       ======         ======

        Branches                                                            6%
        ATM-only locations                                                 14%
        Proprietary ATMs                                                    7%

        WESTERN EUROPE:
             Adjusted Revenues                                             (7%)        $1,481         $1,437            (3%)
             Core Income                                                   24%         $  203         $  251            24%

         CENTRAL & EASTERN EUROPE, MIDDLE EAST AND AFRICA:
             Adjusted Revenues                                             (2%)        $  250         $  304            22%
             Core Income                                                  (44%)        $   36         $   45            25%


        Reclassified to conform to the current period's presentation.

        GLOBAL CONSUMER - INTERNATIONAL
        ASIA PACIFIC
        (In millions of dollars)



                                                              1Q          2Q          3Q          4Q
                                                             1999        1999        1999        1999
                                                            ------      ------      ------      ------

Total Revenues, Net of Interest Expense                     $  517      $  542      $  579      $  606
Adjusted Operating Expenses                                    266         281         315         320
Provision for Benefits, Claims, and Credit Losses               88          89          77          99
                                                            ------      ------      ------      ------
Core Income Before Taxes                                       163         172         187         187
Income Taxes                                                    61          65          70          70
                                                            ------      ------      ------      ------
Core Income                                                 $  102      $  107      $  117      $  117
                                                            ======      ======      ======      ======

Average Assets (in billions of dollars)                     $   29      $   30      $   31      $   32
                                                            ======      ======      ======      ======
Return on Assets                                              1.43%       1.43%       1.50%       1.45%
                                                            ======      ======      ======      ======


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                   $ 12.5      $ 13.0      $ 13.4      $ 13.9
Cards                                                          4.5         4.6         4.8         5.0
Auto                                                           2.1         2.2         2.2         2.2
Personal                                                       1.4         1.4         1.5         1.5
Other                                                          1.6         1.7         1.8         1.9
                                                            ------      ------      ------      ------
     Total                                                  $ 22.1      $ 22.9      $ 23.7      $ 24.5
                                                            ======      ======      ======      ======

Average Customer Deposits (in billions of dollars)          $ 39.9      $ 40.7      $ 42.3      $ 45.2

EOP Accounts (in millions)                                     8.0         8.6         9.0         9.2
EOP Card Accounts (in millions)                                4.3         4.4         4.5         4.6

Non-Interest Revenue as % of Total Revenues                   29.6%       31.0%       30.5%       29.8%

Net Credit Loss Ratio                                         1.43%       1.33%       1.23%       1.15%

Loans 90+ Days Past Due:
     In millions of dollars                                 $  513      $  509      $  450      $  453
     %                                                        2.31%       2.17%       1.87%       1.80%

Proprietary Mutual Funds / UIT                              $  180      $  189      $  166      $  275
Proprietary Money Market Funds                                 273         251         434         364
                                                            ------      ------      ------      ------
Total Proprietary Funds                                        453         440         600         639
Third Party Funds                                              367         602         694         906
                                                            ------      ------      ------      ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)     $  820      $1,042      $1,294      $1,545
                                                            ======      ======      ======      ======

Branches                                                        84          86          89          92
ATM-only locations                                              88          90          91         102
Proprietary ATMs                                               332         341         344         353

JAPAN:
     Adjusted Revenues                                      $   84      $   92      $  108      $  108
     Core Income                                            $   21      $   23      $   25      $   18

ASIA:
     Adjusted Revenues                                      $  433      $  450      $  471      $  498
     Core Income                                            $   81      $   84      $   92      $   99












                                                                        1Q                   2Q                  2Q
                                                                       2000                 2000                2000
                                                                    ----------           ---------           ---------
Total Revenues, Net of Interest Expense                                $   683             $   691               $ 695
Adjusted Operating Expenses                                                336                 343                 342
Provision for Benefits, Claims, and Credit Losses                           79                  67                  77
                                                                    ----------          ----------          ----------
Core Income Before Taxes                                                   268                281                  276
Income Taxes                                                                95                100                   98
                                                                    ----------          ----------          ----------
Core Income                                                            $   173             $  181                $ 178
                                                                    ==========          ==========          ==========

Average Assets (in billions of dollars)                                   $ 33             $   33                 $ 34
                                                                    ==========          ==========          ==========
Return on Assets                                                         2.11%               2.21%               2.08%
                                                                    ==========          ==========          ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                              $  14.0             $  14.0              $ 14.1
Cards                                                                      5.4                 5.7                 5.8
Auto                                                                       2.3                 2.3                 2.4
Personal                                                                   1.5                 1.5                 1.6
Other                                                                      1.9                 1.9                 1.8
                                                                    ----------          ----------          ----------
     Total                                                             $  25.1             $  25.4             $  25.7
                                                                    ==========          ==========          ==========

Average Customer Deposits (in billions of dollars)                     $  46.4             $  47.0             $  48.1

EOP Accounts (in millions)                                                 9.9                10.2                10.5
EOP Card Accounts (in millions)                                            5.2                 5.3                 5.6

Non-Interest Revenue as % of Total Revenues                               36.9%               35.8%               36.0%

Net Credit Loss Ratio                                                     1.19%               1.01%               1.08%

Loans 90+ Days Past Due:
     In millions of dollars                                               $443                $405             $   359
     %                                                                   1.73%               1.56%                1.39%

Proprietary Mutual Funds / UIT                                         $   233             $   238             $   324
Proprietary Money Market Funds                                             340                 309                 256
                                                                    ----------          ----------          ----------
Total Proprietary Funds                                                    573                 547                 580
Third Party Funds                                                        1,740                 856                 957
                                                                    ----------          ----------          ----------
Mutual Fund / UIT Sales at NAV (in millions of dollars)                $ 2,313             $ 1,403             $ 1,537
                                                                    ==========          ==========          ==========

Branches                                                                    93                  95                  98
ATM-only locations                                                         104                 101                 100
Proprietary ATMs                                                           361                 361                 363

JAPAN:
     Adjusted Revenues                                                 $   142             $   169             $   170
     Core Income                                                       $    29             $    39             $    36

ASIA:
     Adjusted Revenues                                                 $   541             $   522             $   525
     Core Income                                                       $   144             $   142             $   142













                                                                     3Q 2000 VS.      YTD            YTD          YTD 3Q 2000 VS.
                                                                  3Q 1999 INCREASE/   3Q             3Q        YTD 3Q 1999 INCREASE/
                                                                     (DECREASE)       1999           2000         (DECREASE)
                                                                     --------------  -------        ------     ---------------------
Total Revenues, Net of Interest Expense                                  20%         $1,638         $2,069            26%
Adjusted Operating Expenses                                               9%            862          1,021            18%
Provision for Benefits, Claims, and Credit Losses                        --             254            223           (12%)
                                                                                     ------         ------
Core Income Before Taxes                                                 48%            522            825            58%
Income Taxes                                                             40%            196            293            49%
                                                                                     ------         ------
Core Income                                                              52%         $  326         $  532            63%
                                                                                     ======         ======

Average Assets (in billions of dollars)                                  10%         $   30         $   33            10%
                                                                                     ======         ======
Return on Assets                                                                       1.45%          2.15%
                                                                                     ======         ======


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                                 5%         $ 13.0         $ 14.0             8%
Cards                                                                    21%            4.6            5.6            22%
Auto                                                                      9%            2.2            2.3             5%
Personal                                                                  7%            1.4            1.5             7%
Other                                                                    --             1.7            1.9            12%
                                                                                     ------         ------
     Total                                                                8%         $ 22.9         $ 25.3            10%
                                                                                     ======         ======

Average Customer Deposits (in billions of dollars)                       14%         $ 41.0         $ 47.2            15%

EOP Accounts (in millions)                                               17%
EOP Card Accounts (in millions)                                          24%

Non-Interest Revenue as % of Total Revenues                                            30.4%          36.4%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
     In millions of dollars                                             (20%)

Proprietary Mutual Funds / UIT                                           95%         $  535         $  795            49%
Proprietary Money Market Funds                                          (41%)           958            905            (6%)
                                                                                     ------         ------
Total Proprietary Funds                                                  (3%)         1,493          1,700            14%
Third Party Funds                                                        38%          1,663          3,553           114%
                                                                                     ------         ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)                  19%         $3,156         $5,253            66%
                                                                                     ======         ======

Branches                                                                 10%
ATM-only locations                                                       10%
Proprietary ATMs                                                          6%

JAPAN:
     Adjusted Revenues                                                   57%         $  284         $  481            69%
     Core Income                                                         44%         $   69         $  104            51%

ASIA:
     Adjusted Revenues                                                   11%         $1,354         $1,588            17%
     Core Income                                                         54%         $  257         $  428            67%


Reclassified to conform to the current period's presentation

        GLOBAL CONSUMER - INTERNATIONAL
        LATIN AMERICA
        (In millions of dollars)


                                                             1Q           2Q          3Q          4Q
                                                            1999         1999        1999        1999
                                                           -------      ------      ------      ------

Total Revenues, Net of Interest Expense                     $  464      $  496      $  499      $  511
Adjusted Operating Expenses                                    291         299         302         302
Provision for Loan Losses                                      101         135         117          94
                                                            ------      ------      ------      ------
Core Income Before Taxes                                        72          62          80         115
Income Taxes                                                    25          21          28          33
                                                            ------      ------      ------      ------
Core Income                                                 $   47      $   41      $   52      $   82
                                                            ======      ======      ======      ======

Average Assets (in billions of dollars)                     $   14      $   15      $   14      $   14
                                                            ======      ======      ======      ======
Return on Assets                                              1.36%       1.10%       1.47%       2.32%
                                                            ======      ======      ======      ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                       $  2.0      $  2.0      $  2.0      $  2.1
Mortgages                                                      2.0         1.9         2.0         1.9
Auto                                                           1.9         1.7         1.7         1.7
Personal                                                       1.5         1.4         1.5         1.5
Other                                                          0.4         1.0         0.7         0.7
                                                            ------      ------      ------      ------
     Total                                                  $  7.8      $  8.0      $  7.9      $  7.9
                                                            ======      ======      ======      ======

Average Customer Deposits (in billions of dollars)          $ 12.9      $ 13.7      $ 13.6      $ 13.6

EOP Accounts (in millions)                                     8.5         8.1         9.0         8.8
EOP Card Accounts (in millions)                                2.1         2.1         2.5         2.4

Non-Interest Revenue as % of Total Revenues                   30.5%       35.9%       32.7%       33.7%

Net Credit Loss Ratio                                         4.74%       6.17%       5.55%       4.71%

Loans 90+ Days Past Due:
     In millions of dollars                                 $  292      $  346      $  325      $  320
     %                                                        3.75%       4.32%       4.10%       4.10%

Proprietary Mutual Funds/UIT Funds                          $  188      $  233      $  198      $  257
Proprietary Money Market Funds                               1,008       1,128       1,096       1,022
                                                            ------      ------      ------      ------
Total Proprietary Funds                                     $1,196      $1,361      $1,294      $1,279
Third Party Funds                                              219         311         357         354
                                                            ------      ------      ------      ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)     $1,415      $1,672      $1,651      $1,633
                                                            ======      ======      ======      ======

Branches                                                       466         447         460         459
Consumer Finance Offices                                        43          43          94          96
ATM-only locations                                              69          73          84          85
Proprietary ATMs                                               649         660         745         747


                                                                1Q              2Q             3Q
                                                               2000            2000           2000
                                                              ------          ------         ------

Total Revenues, Net of Interest Expense                        $  513         $  466         $  436
Adjusted Operating Expenses                                       323            327            318
Provision for Loan Losses                                          90             76             69
                                                               ------         ------         ------
Core Income Before Taxes                                          100             63             49
Income Taxes                                                       34             22             17
                                                               ------         ------         ------
Core Income                                                    $   66         $   41         $   32
                                                               ======         ======         ======

Average Assets (in billions of dollars)                        $   14         $   12         $   11
                                                               ======         ======         ======
Return on Assets                                                 1.90%          1.37%          1.16%
                                                               ======         ======         ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                          $  2.1         $  2.1         $  2.1
Mortgages                                                         2.0            2.0            2.0
Auto                                                              1.4            1.0            0.9
Personal                                                          1.3            1.3            1.4
Other                                                             0.8            0.8            0.6
                                                               ------         ------         ------
     Total                                                     $  7.6         $  7.2         $  7.0
                                                               ======         ======         ======

Average Customer Deposits (in billions of dollars)             $ 13.8         $ 13.7         $ 13.6

EOP Accounts (in millions)                                        8.8            8.9            9.1
EOP Card Accounts (in millions)                                   2.4            2.3            2.3

Non-Interest Revenue as % of Total Revenues                      36.7%          37.4%          39.8%

Net Credit Loss Ratio                                            4.77%          4.25%          3.89%

Loans 90+ Days Past Due:
     In millions of dollars                                    $  333         $  323         $  319
     %                                                           4.58%          4.52%          4.55%

Proprietary Mutual Funds/UIT Funds                             $  346         $  180         $  274
Proprietary Money Market Funds                                  1,099          1,088            817
                                                               ------         ------         ------
Total Proprietary Funds                                        $1,445         $1,268         $1,091
Third Party Funds                                                 477            459            558
                                                               ------         ------         ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)        $1,922         $1,727         $1,649
                                                               ======         ======         ======

Branches                                                          465            460            418
Consumer Finance Offices                                           99             99             99
ATM-only locations                                                 84             84             89
Proprietary ATMs                                                  749            753            730



                                                                      3Q 2000 VS.       YTD          YTD         YTD 3Q 2000 VS.
                                                                    3Q 1999 INCREASE/   3Q           3Q        YTD 3Q 1999 INCREASE/
                                                                      (DECREASE)       1999          2000        (DECREASE)
                                                                    ---------------- ------        -------     ---------------------

Total Revenues, Net of Interest Expense                                 (13%)        $1,459         $1,415            (3%)
Adjusted Operating Expenses                                               5%            892            968             9%
Provision for Loan Losses                                               (41%)           353            235           (33%)
                                                                                     ------         ------
Core Income Before Taxes                                                (39%)           214            212            (1%)
Income Taxes                                                            (39%)            74             73            (1%)
                                                                                     ------         ------
Core Income                                                             (38%)        $  140         $  139            (1%)
                                                                                     ======         ======

Average Assets (in billions of dollars)                                 (21%)        $   14         $   12           (14%)
                                                                                     ======         ======
Return on Assets                                                                       1.34%          1.55%
                                                                                     ======         ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                                     5%         $  2.0         $  2.1             5%
Mortgages                                                                --             2.0            2.0            --
Auto                                                                    (47%)           1.8            1.1           (39%)
Personal                                                                 (7%)           1.5            1.3           (13%)
Other                                                                   (14%)           0.7            0.7            --
                                                                                     ------         ------
     Total                                                              (11%)        $  8.0         $  7.2           (10%)
                                                                                     ======          ======

Average Customer Deposits (in billions of dollars)                       --          $ 13.4         $ 13.7             2%

EOP Accounts (in millions)                                                1%
EOP Card Accounts (in millions)                                          (8%)

Non-Interest Revenue as % of Total Revenues                                            33.7%          37.8%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
     In millions of dollars                                              (2%)

Proprietary Mutual Funds/UIT Funds                                       38%         $  619         $  800            29%
Proprietary Money Market Funds                                          (25%)         3,232          3,004            (7%)
                                                                                     ------         ------
Total Proprietary Funds                                                 (16%)        $3,851         $3,804            (1%)
Third Party Funds                                                        56%            887          1,494            68%
                                                                                     ------         ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)                  --          $4,738         $5,298            12%
                                                                                     ======         ======

Branches                                                                 (9%)
Consumer Finance Offices                                                  5%
ATM-only locations                                                        6%
Proprietary ATMs                                                         (2%)

Reclassified to conform to the current period's presentation

        GLOBAL CONSUMER
        OTHER CONSUMER (1)
        (In millions of dollars)


                                             1Q         2Q       3Q         4Q
                                            1999       1999     1999       1999
                                            -----     -----     -----     -----
Total Revenues, Net of Interest Expense     $ 49      $ 39      $ 30      $  8
Adjusted Operating Expenses                   66        73        44        39
Provision for Loan Losses                      7         7         7         4
                                            ----      ----      ----      ----
Loss Before Tax Benefits                     (24)      (41)      (21)      (35)
Income Tax Benefits                           (8)      (16)       (9)      (13)
                                            ----      ----      ----      ----
Loss                                        $(16)     $(25)     $(12)     $(22)
                                            ====      ====      ====      ====


                                             1Q         2Q        3Q
                                            2000       2000      2000
                                           ------     ------    ------
Total Revenues, Net of Interest Expense     $ 11      $(11)     $(11)
Adjusted Operating Expenses                   56        37        31
Provision for Loan Losses                     --        --        --
                                            ----      ----      ----
Loss Before Tax Benefits                     (45)      (48)      (42)
Income Tax Benefits                          (16)      (20)      (17)
                                            ----      ----      ----
Loss                                        $(29)     $(28)     $(25)
                                            ====      ====      ====


                                              3Q 2000 VS.        YTD         YTD     YTD 3Q 2000 VS.
                                             3Q 1999 INCREASE/   3Q          3Q      YTD 3Q 1999 INCREASE/
                                             (DECREASE)          1999        2000       (DECREASE)
                                             ---------------- --------      -------  ---------------------
Total Revenues, Net of Interest Expense           NM          $ 118         $ (11)           NM
Adjusted Operating Expenses                      (30%)          183           124           (32%)
Provision for Loan Losses                         NM             21            --            NM
                                                                            -----         -----
Loss Before Tax Benefits                        (100%)          (86)         (135)          (57%)
Income Tax Benefits                              (89%)          (33)          (53)          (61%)
                                                              -----         -----
Loss                                            (108%)        $ (53)        $ (82)          (55%)
                                                              =====         =====

        (1) Includes unallocated marketing, staff expenses, and certain treasury functions.
        NM Not meaningful
        Reclassified to conform to the current period's presentation.

       GLOBAL CORPORATE AND INVESTMENT BANK
       SALOMON SMITH BARNEY (SEGMENT BASIS)  - PAGE 1
       (In millions of dollars)



                                                      1Q          2Q           3Q        4Q
                                                     1999        1999         1999      1999
                                                    -------     --------     -------   --------

       Revenues:
  Commissions                                        $  900      $  903      $  812      $1,015
  Asset management and administration fees              377         400         431         430
  Investment banking                                    655         762         760         793
  Principal transactions                                974         698         328         544
  Other income                                           65          49          65         105
                                                     ------      ------      ------      ------
     Total non-interest revenues                      2,971       2,812       2,396       2,887
                                                     ------      ------      ------      ------
  Interest and dividends                              2,611       2,864       2,809       2,982
  Interest expense                                    2,241       2,407       2,414       2,590
                                                     ------      ------      ------      ------
     Net interest and dividends                         370         457         395         392
                                                     ------      ------      ------      ------
         Total revenues, net of interest expense      3,341       3,269       2,791       3,279
                                                     ------      ------      ------      ------
Non-interest expenses:
  Compensation and benefits                           1,794       1,707       1,556       1,587
  Communications                                        117         111         123         138
  Occupancy and equipment                               106         104         109         109
  Floor brokerage and other production                  101         125         113         128
  Other operating and administrative expenses           220         261         206         258
                                                     ------      ------      ------      ------
         Total non-interest expenses                  2,338       2,308       2,107       2,220
                                                     ------      ------      ------      ------
Core income before income taxes                       1,003         961         684       1,059
Provision for income taxes                              355         351         252         395
                                                     ------      ------      ------      ------
    Core Income                                      $  648      $  610      $  432      $  664
                                                     ======      ======      ======      ======

Total equity (in billions of dollars) (1)            $  9.6      $  9.6      $  9.9      $  9.3
Return on equity (1)                                   31.4%       29.1%       21.4%       31.2%
Pre-tax profit margin                                  30.0%       29.4%       24.5%       32.3%
Non-compensation expenses as a percent of
   net revenues                                        16.3%       18.4%       19.7%       19.3%


                                                          1Q             2Q             3Q
                                                         2000           2000           2000
                                                        ------         ------         -------
       Revenues:
  Commissions                                           $1,309         $1,017         $  992
  Asset management and administration fees                 499            545            551
  Investment banking                                       905            826            986
  Principal transactions                                   860            636            763
  Other income                                             240            220            156
                                                        ------         ------         ------
     Total non-interest revenues                         3,813          3,244          3,448
                                                        ------         ------         ------
  Interest and dividends                                 3,326          3,928          4,371
  Interest expense                                       2,953          3,479          3,949
                                                        ------         ------         ------
     Net interest and dividends                            373            449            422
                                                        ------         ------         ------
         Total revenues, net of interest expense         4,186          3,693          3,870
                                                        ------         ------         ------
Non-interest expenses:
  Compensation and benefits                              2,005          2,013          2,124
  Communications                                           132            153            165
  Occupancy and equipment                                  118            131            138
  Floor brokerage and other production                     149            154            172
  Other operating and administrative expenses              260            301            288
                                                        ------         ------         ------
         Total non-interest expenses                     2,664          2,752          2,887
                                                        ------         ------         ------
Core income before income taxes                          1,522            941            983
Provision for income taxes                                 565            300            361
                                                        ------         ------         ------
    Core Income                                         $  957         $  641         $  622
                                                        ======         ======         ======

Total equity (in billions of dollars) (1)               $  9.9         $ 10.3         $ 10.7
Return on equity (1)                                      41.1%          26.2%          26.7%
Pre-tax profit margin                                     36.4%          25.5%          25.4%
Non-compensation expenses as a percent of
   net revenues                                           15.7%          20.0%          19.7%


                                                         3Q 2000 VS.        YTD        YTD           YTD 3Q 2000 VS.
                                                         3Q 1999 INCREASE/  3Q         3Q         YTD 3Q 1999 INCREASE/
                                                         (DECREASE)         1999       2000          (DECREASE)
                                                         ---------------   --------   ---------   ---------------------

Revenues:
  Commissions                                                22%        $ 2,615         $ 3,318             27%
  Asset management and administration fees                   28%          1,208           1,595             32%
  Investment banking                                         30%          2,177           2,717             25%
  Principal transactions                                    133%          2,000           2,259             13%
  Other income                                              140%            179             616            244%
                                                                        -------         -------
     Total non-interest revenues                             44%          8,179          10,505             28%
                                                                        -------         -------
  Interest and dividends                                     56%          8,284          11,625             40%
  Interest expense                                           64%          7,062          10,381             47%
                                                                        -------         -------
     Net interest and dividends                               7%          1,222           1,244              2%
                                                                        -------         -------
         Total revenues, net of interest expense             39%          9,401          11,749             25%
                                                                        -------         -------
Non-interest expenses:
  Compensation and benefits                                  37%          5,057           6,142             21%
  Communications                                             34%            351             450             28%
  Occupancy and equipment                                    27%            319             387             21%
  Floor brokerage and other production                       52%            339             475             40%
  Other operating and administrative expenses                40%            687             849             24%
                                                                        -------         -------
         Total non-interest expenses                         37%          6,753           8,303             23%
                                                                        -------         -------
Core income before income taxes                              44%          2,648           3,446             30%
Provision for income taxes                                   43%            958           1,226             28%
                                                                        -------         -------
    Core Income                                              44%        $ 1,690         $ 2,220             31%
                                                                        =======         =======

Total equity (in billions of dollars) (1)                     8%
Return on equity (1)                                                       27.2%           31.1%
Pre-tax profit margin                                                      28.2%           29.3%
Non-compensation expenses as a percent of
   net revenues                                                            18.0%           18.4%


(1) Total equity and return on equity (core income) for Salomon Smith Barney are calculated on a legal entity basis.

Income for SSB excludes certain items booked on Citibank legal vehicles which is reflected in the Global Relationship Bank results.

*  Preliminary.

       GLOBAL CORPORATE AND INVESTMENT BANK
       SALOMON SMITH BARNEY - PAGE 2
       (In millions of dollars)


                                                             1Q              2Q              3Q             4Q
                                                            1999            1999            1999           1999
                                                         ------------   ------------    -----------    ----------

CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed              $      107.4    $     113.6    $     113.0    $     126.2
    Financial Consultant (FC) Managed                            26.8           29.5           31.6           43.6
                                                         ------------    -----------    -----------    -----------
         Total assets under fee-based management (1)     $      134.2    $     143.1    $     144.6    $     169.8
                                                         ============    ===========    ===========    ===========

Total client assets                                      $      816.0    $     852.1    $     844.6    $     965.0

PRIVATE CLIENT
Registered FC's                                                10,918         11,032         11,086         11,333
Annualized retail gross production per FC (000)          $        481    $       477    $       465    $       498
Domestic retail offices                                           457            467            472            476

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MGR.):
    DEBT AND EQUITY
         Global volume (2)                               $  103,686.8    $  94,997.3    $  90,442.9    $  56,101.1
         Global market share                                      8.9%           8.9%           9.6%           7.3%
         Rank                                                       2              2              2              4

         U.S. volume (3)                                 $   81,926.0    $  74,492.7    $  61,982.4    $  36,015.0
         U.S. market share                                       13.5%          12.9%          12.3%           9.3%
         Rank                                                       2              2              2              4

    MUNICIPALS
         Volume (4)                                      $    7,320.5    $   5,403.1    $   8,629.7    $   9,649.0
         Market share                                            12.3%           9.1%          15.5%          18.3%
         Rank                                                       1              2              1              1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made                    1,305          1,296          1,305          1,335
% of S&P sectors covered by research                             98%            98%            98%            98%




                                                                                   1Q               2Q                 3Q
                                                                                  2000             2000               2000
                                                                               -----------       ----------       ------------

CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed                                    $     133.1       $     135.8       $     140.2
    Financial Consultant (FC) Managed                                                 55.4              58.2              62.2
                                                                               -----------       -----------       -----------
         Total assets under fee-based management (1)                           $     188.5       $     194.0       $     202.4
                                                                               ===========       ===========       ===========

Total client assets                                                            $   1,032.2       $   1,031.5       $   1,047.3

PRIVATE CLIENT
Registered FC's                                                                     11,414            11,686            11,903
Annualized retail gross production per FC (000)                                $       598       $       498       $       483
Domestic retail offices                                                                482               492               503

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MGR.):
    DEBT AND EQUITY
         Global volume (2)                                                     $  97,548.7       $  99,857.5       $  82,295.3
         Global market share                                                           9.0%             10.5%              9.1%
         Rank                                                                            2                 1                 2

         U.S. volume (3)                                                       $  71,585.5       $  60,543.8       $  58,095.5
         U.S. market share                                                            12.6%             13.1%             12.9%
         Rank                                                                            2                 2                 2

    MUNICIPALS
         Volume (4)                                                            $   4,875.2       $   7,116.6       $   6,505.3
         Market share                                                                 12.0%             13.0%             13.7%
         Rank                                                                            1                 1                 1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made                                           1,356             1,391             1,691
% of S&P sectors covered by research                                                    99%              100%               98%



                                                            3Q 2000 VS.        YTD               YTD       YTD 3Q 2000 VS.
                                                            3Q 1999 INCREASE/  3Q                3Q        YTD 3Q 1999 INCREASE/
                                                            (DECREASE)         1999              2000        (DECREASE)
                                                            ------------- -----------       ------------   ---------------------

CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed                  24%         $      113.0       $      140.2        24%
    Financial Consultant (FC) Managed                        97%                 31.6               62.2        97%
                                                                         ------------       ------------
         Total assets under fee-based management (1)         40%         $      144.6       $      202.4        40%
                                                                         ============       ============

Total client assets                                          24%         $      844.6       $    1,047.3        24%

PRIVATE CLIENT
Registered FC's                                               7%               11,086             11,903         7%
Annualized retail gross production per FC (000)               4%         $        474       $        526        11%
Domestic retail offices                                       7%                  472                503         7%

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MGR.):
    DEBT AND EQUITY
         Global volume (2)                                   (9%)        $  289,127.0       $  279,701.5        (3%)
         Global market share                                                      9.1%               9.5%
         Rank                                                                     2                  2

         U.S. volume (3)                                     (6%)        $  218,401.1       $  190,224.8       (13%)
         U.S. market share                                                       12.9%              12.8%
         Rank                                                                     2                  2

    MUNICIPALS
         Volume (4)                                         (25%)        $   21,353.3       $   18,497.1       (13%)
         Market share                                                            12.2%              13.0%
         Rank                                                                     1                  1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made                   30%              1,305              1,691          30%
% of S&P sectors covered by research                                             98%                98%


(1) Includes certain assets jointly managed with SSB Citi Asset
    Management.
(2) Includes all non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt.
(3) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.
(4) Total long term excluding private placement.

    Reclassified to conform to the current period's presentation.

       GLOBAL CORPORATE AND INVESTMENT BANK
       GLOBAL RELATIONSHIP BANKING
       (In millions of dollars)


                                                                         1Q            2Q           3Q          4Q
                                                                        1999          1999         1999        1999
                                                                      -------       -------      -------      -------
Total Revenues, Net of Interest Expense                               $ 1,117       $ 1,038      $ 1,020      $ 1,033
Adjusted Operating Expenses                                               829           805          789          775
Provision for Loan Losses                                                  (3)            1            6            2
                                                                      -------       -------      -------      -------
Core Income Before Taxes and Minority Interest                            291           232          225          256
Income Taxes                                                              107            86           82           93
Minority Interest, Net of Tax                                              --            --           --           --
                                                                      -------       -------      -------      -------
Core Income                                                           $   184       $   146      $   143      $   163
                                                                      =======       =======      =======      =======

Average Assets (in billions of dollars)                               $    88       $    81      $    76      $    81
                                                                      =======       =======      =======      =======
Return on Assets                                                         0.85%         0.72%        0.75%        0.80%
                                                                      =======       =======      =======      =======


GLOBAL CORPORATE AND INVESTMENT BANK
EMERGING MARKETS CORPORATE BANKING
(In millions of dollars)

                                                                          1Q            2Q           3Q           4Q
                                                                         1999          1999         1999         1999
                                                                      -------       -------      -------      -------
Total Revenues, Net of Interest Expense                               $ 1,145       $ 1,098      $ 1,057      $ 1,052
Adjusted Operating Expenses                                               522           525          535          547
Provision for Loan Losses                                                 115           110           32           90
                                                                      -------       -------      -------      -------
Core Income Before Taxes and Minority Interest                            508           463          490          415
Income Taxes                                                              192           175          186          156
Minority Interest, Net of Tax                                               1             2            1            2
                                                                      -------       -------      -------      -------
Core Income                                                           $   315       $   286      $   303      $   257
                                                                      =======       =======      =======      =======
Average Assets (in billions of dollars)                               $    80       $    83      $    82      $    82
                                                                      =======       =======      =======      =======
                                                                      =======       =======      =======      =======
Return on Assets                                                         1.60%         1.38%        1.47%        1.24%
                                                                      =======       =======      =======      =======


GLOBAL CORPORATE AND INVESTMENT BANK
EMERGING MARKETS CORPORATE BANKING
(In millions of dollars)

                                                                                1Q              2Q              3Q
                                                                               2000            2000            2000
                                                                             -------         -------         -------
Total Revenues, Net of Interest Expense                                      $ 1,207         $ 1,265         $ 1,215
Adjusted Operating Expenses                                                      792             801             815
Provision for Loan Losses                                                         40              52              13
                                                                             -------         -------         -------
Core Income Before Taxes and Minority Interest                                   375             412             387
Income Taxes                                                                     135             151             139
Minority Interest, Net of Tax                                                     --              --              (2)
                                                                             -------         -------         -------
Core Income                                                                  $   240         $   261         $   250
                                                                             =======         =======         =======

Average Assets (in billions of dollars)                                      $    85         $    96         $    96
                                                                             =======         =======         =======
                                                                             =======         =======         =======
Return on Assets                                                                1.14%           1.09%           1.04%
                                                                             =======         =======         =======


GLOBAL CORPORATE AND INVESTMENT BANK
EMERGING MARKETS CORPORATE BANKING
(In millions of dollars)

                                                                                1Q              2Q              3Q
                                                                               2000            2000            2000
                                                                             -------         -------         -------
Total Revenues, Net of Interest Expense                                      $ 1,240         $ 1,272         $ 1,265
Adjusted Operating Expenses                                                      536             604             597
Provision for Loan Losses                                                         84              79              22
                                                                             -------         -------         -------
Core Income Before Taxes and Minority Interest                                   620             589             646
Income Taxes                                                                     226             215             245
Minority Interest, Net of Tax                                                      2               4              --
                                                                             -------         -------         -------
Core Income                                                                  $   392         $   370         $   401
                                                                             =======         =======         =======
Average Assets (in billions of dollars)                                      $    83         $    87         $    93
                                                                             =======         =======         =======
                                                                             =======         =======         =======
Return on Assets                                                                1.90%           1.71%           1.72%
                                                                             =======         =======         =======


GLOBAL CORPORATE AND INVESTMENT BANK
EMERGING MARKETS CORPORATE BANKING
(In millions of dollars)

                                                                     3Q 2000 VS        YTD             YTD       YTD 3Q 2000 VS.
                                                                  3Q 1999 INCREASE/     3Q              3Q    YTD 3Q 1999 INCREASE/
                                                                     (DECREASE)        1999            2000        (DECREASE)
                                                                  -----------------  -------         -------  ---------------------

Total Revenues, Net of Interest Expense                                  19%         $ 3,175         $ 3,687           16%
Adjusted Operating Expenses                                               3%           2,423           2,408           (1%)
Provision for Loan Losses                                               117%               4             105           NM
                                                                                     -------         -------
Core Income Before Taxes and Minority Interest                           72%             748           1,174           57%
Income Taxes                                                             70%             275             425           55%
Minority Interest, Net of Tax                                             NM              --              (2)          NM
                                                                                     -------         -------
Core Income                                                              75%         $   473         $   751           59%
                                                                                     =======         =======

Average Assets (in billions of dollars)                                  26%         $    82         $    92           12%
                                                                                     =======         =======
Return on Assets                                                       0.77%            1.09%
                                                                                     =======         =======


GLOBAL CORPORATE AND INVESTMENT BANK
EMERGING MARKETS CORPORATE BANKING
(In millions of dollars)
                                                                     3Q 2000 VS        YTD             YTD       YTD 3Q 2000 VS.
                                                                  3Q 1999 INCREASE/     3Q              3Q    YTD 3Q 1999 INCREASE/
                                                                     (DECREASE)        1999            2000        (DECREASE)
                                                                  -----------------  -------         -------  ---------------------

Total Revenues, Net of Interest Expense                                   20%        $ 3,300         $ 3,777           14%
Adjusted Operating Expenses                                               12%          1,582           1,737           10%
Provision for Loan Losses                                                (31%)           257             185          (28%)
                                                                                     -------         -------
Core Income Before Taxes and Minority Interest                            32%          1,461           1,855           27%
Income Taxes                                                              32%            553             686           24%
Minority Interest, Net of Tax                                           (100%)             4               6           50%
                                                                                     -------         -------

Core Income                                                               32%        $   904         $ 1,163           29%
                                                                                     =======         =======        =======
Average Assets (in billions of dollars)                                   13%        $    82         $    88            7%
                                                                                     =======         =======        =======
Return on Assets                                                                        1.47%           1.77%
                                                                                     =======         =======

       GLOBAL CORPORATE AND INVESTMENT BANK
       TRAVELERS PROPERTY CASUALTY - COMMERCIAL LINES
       (In millions of dollars)


                                                              1Q              2Q                3Q             4Q
                                                             1999            1999              1999           1999
                                                          -----------     ----------        ----------    ------------

REVENUES, NET OF INTEREST EXPENSE *                       $  1,534          $  1,558          $  1,578      $    1,595

CORE INCOME (1)                                           $    189          $    201          $    255      $      200

NET WRITTEN PREMIUMS BY MARKET (2):
Commercial accounts                                       $    443.6        $    440.1        $    469.9    $    462.7
Select accounts                                                372.3             393.4             355.4         373.0
Specialty accounts                                             148.2             159.8             158.4         143.1
National accounts                                              149.9             101.4             148.8          88.3
                                                          ----------        ----------        ----------    ----------
    Total net written premiums (A)                        $  1,114.0        $  1,094.7        $  1,132.5    $  1,067.1
                                                          ==========        ==========        ==========    ==========

STATUTORY RATIO DEVELOPMENT:
Earned premiums (B)                                       $  1,072.7        $  1,100.8        $  1,110.3    $  1,090.7

Losses and loss adjustment expenses (3) (C)                    817.5             827.2             928.8         832.2
Other underwriting expenses (D)                                317.9             333.8             349.8         350.6
                                                          ----------        ----------        ----------    ----------
    Total deductions                                         1,135.4           1,161.0           1,278.6       1,182.8
                                                          ----------        ----------        ----------    ----------
Statutory underwriting loss                               $    (62.7)       $    (60.2)       $   (168.3)   $    (92.1)
                                                          ==========        ==========        ==========    ==========

STATUTORY COMBINED RATIO: (2), (3), (4)
Loss and loss adjustment expense ratio (C / B)                  76.2%             75.1%             83.7%         76.3%
Other underwriting expense ratio (D / A)                        28.5%             30.5%             30.9%         32.9%
                                                          ----------        ----------        ----------    ----------
    Combined ratio                                             104.7%            105.6%            114.6%        109.2%
                                                          ==========        ==========        ==========    ==========

Net investment income (pre-tax)                           $    412.6        $    410.5        $    420.2    $    445.4
Effective tax rate on net investment income                     26.6%             26.5%             26.7%         27.1%
Catastrophe losses, net of reinsurance (after-tax)        $     --          $      9.9        $     17.4    $     --


                                                             1Q               2Q                 3Q
                                                            2000             2000               2000
                                                          ---------        --------          ---------

REVENUES, NET OF INTEREST EXPENSE *                       $  1,568          $  1,626          $  1,747

CORE INCOME (1)                                           $    240          $    267          $    315

NET WRITTEN PREMIUMS BY MARKET (2):
Commercial accounts                                       $    487.4        $    457.4        $    563.1
Select accounts                                                387.3             406.8             382.4
Specialty accounts                                             180.5             310.0             274.3
National accounts                                               92.0              58.5             131.4
                                                          ----------        ----------        ----------
    Total net written premiums (A)                        $  1,147.2        $  1,232.7        $  1,351.2
                                                          ==========        ==========        ==========

STATUTORY RATIO DEVELOPMENT:
Earned premiums (B)                                       $  1,079.0        $  1,120.5        $  1,232.5

Losses and loss adjustment expenses (3)(C)                     792.7             854.7             960.3
Other underwriting expenses (D)                                320.4             373.3             350.5
                                                          ----------        ----------        ----------
    Total deductions                                         1,113.1           1,228.0           1,310.8
                                                          ----------        ----------        ----------
Statutory underwriting loss                               $    (34.1)       $   (107.5)       $    (78.3)
                                                          ==========        ==========        ==========

STATUTORY COMBINED RATIO: (2), (3), (4)
Loss and loss adjustment expense ratio (C / B)                  73.5%             76.3%             77.9%
Other underwriting expense ratio (D / A)                        27.9%             30.3%             25.9%
                                                          ----------        ----------        ----------
    Combined ratio                                             101.4%            106.6%            103.8%
                                                          ==========        ==========        ==========

Net investment income (pre-tax)                           $    435.9        $    439.1        $    418.5
Effective tax rate on net investment income                     26.9%             26.9%             26.6%
Catastrophe losses, net of reinsurance (after-tax)        $     --          $     --          $     --



                                                              3Q 2000 VS.        YTD          YTD        YTD 3Q 2000 VS.
                                                              3Q 1999 INCREASE/  3Q           3Q         YTD 3Q 1999 INCREASE/
                                                              (DECREASE)         1999         2000          (DECREASE)
                                                              -----------------------------------     -------------------------

REVENUES, NET OF INTEREST EXPENSE *                            11%         $  4,670          $  4,941                6%

CORE INCOME (1)                                                24%         $    645          $    822               27%

NET WRITTEN PREMIUMS BY MARKET (2):
Commercial accounts                                            20%         $  1,353.6        $  1,507.9             11%
Select accounts                                                 8%            1,121.1           1,176.5              5%
Specialty accounts                                             73%              466.4             764.8             64%
National accounts                                             (12%)             400.1             281.9            (30%)
                                                                           ----------          --------
    Total net written premiums (A)                             19%         $  3,341.2          $3,731.1             12%
                                                                           ==========          ========

STATUTORY RATIO DEVELOPMENT:
Earned premiums (B)                                            11%            3,283.8          $3,432.0              5%

Losses and loss adjustment expenses (3) (C)                     3%            2,573.5           2,607.7              1%
Other underwriting expenses (D)                                --             1,001.5           1,044.2              4%
                                                                           ----------          --------
    Total deductions                                            3%            3,575.0           3,651.9              2%
                                                                           ----------          --------
Statutory underwriting loss                                    53%         $   (291.2)       $   (219.9)            24%
                                                                           ==========          ========

STATUTORY COMBINED RATIO:  (2), (3), (4)
Loss and loss adjustment expense ratio  (C / B)                                  78.4%             76.0%
Other underwriting expense ratio (D / A)                                         30.0%             28.0%
                                                                              -------            ------
    Combined ratio                                                              108.4%            104.0%
                                                                              =======            ======

Net investment income (pre-tax)                                --          $  1,243.3        $  1,293.5              4%
Effective tax rate on net investment income                                      26.6%             26.8%
Catastrophe losses, net of reinsurance (after-tax)             NM          $     27.3        $       --             NM


(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.
(2) The 2000 second quarter and nine months net written premiums include a $130.7 million adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2000 second quarter were 76.3%, 29.1% and 105.4%, respectively, and for the 2000 nine months were 76.0%, 27.5% and 103.5%, respectively.
(3) The 1999 third quarter and nine months include the effects of a settlement of an asbestos liability, which increased losses and loss adjustment expenses, for statutory purposes only, by $105.2 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 third quarter were 74.2%, 30.9% and 105.1%, respectively, and for the 1999 nine months were 75.2%, 30.0% and 105.2%, respectively.
(4)  Before policyholder dividends.

       GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
       SSB CITI ASSET MANAGEMENT GROUP AND GLOBAL RETIREMENT SERVICES (In millions of dollars)


                                                                                   1Q             2Q              3Q           4Q
                                                                                  1999           1999            1999         1999
                                                                                ---------------------------   ----------------------
Revenues:
    Investment advisory, admin. & distribution fees                            $    341         $  339         $  345        $  388
    Unit Investment Trust revenues - net                                              9             10             21             8
    Other revenues, net interest expense                                              6              9              5            13
                                                                               --------       --------       --------        ------
         Total revenues                                                             356            358            371           409
                                                                               --------       --------       --------        ------
Expenses:
    Employee compensation and benefits                                              107            100            111           124
    Mutual fund commission expense                                                   30             28             34            28
    Other expenses                                                                   85             90             86           126
                                                                               --------       --------       --------        ------
         Total expenses                                                             222            218            231           278
                                                                               --------       --------       --------        ------
Core income before income taxes                                                     134            140            140           131
Provision for income taxes                                                           53             55             56            52
                                                                               --------       --------       --------        ------
Core income                                                                    $     81         $   85         $   84        $   79
                                                                               ========       ========       ========        ======

Pre-tax profit margin                                                              37.5%          39.2%          37.8%         31.9%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
    Retail                                                                     $   70.7       $   69.8       $   71.1       $   74.6
    Institutional                                                                  16.9           15.2           16.6           18.9
                                                                               --------       --------       --------       --------
         Total money market and institutional liquidity funds                      87.6           85.0           87.7           93.5
                                                                               --------       --------       --------       --------

Long-term mutual funds:
    Equity / Balanced                                                              43.8           45.7           44.7           50.4
    Taxable Fixed Income                                                           29.1           30.1           28.4           22.5
    Tax Exempt Fixed Income                                                        10.9           10.2            9.7            8.8
    Annuities                                                                       4.1            4.5            4.6            5.4
                                                                               --------       --------       --------       --------
         Total long-term mutual funds                                              87.9           90.5           87.4           87.1
                                                                               --------       --------       --------       --------
Managed accounts:
    Private client                                                                 43.2           46.3           47.5           51.1
    Institutional                                                                  91.4           95.6           96.2          100.0
    Emerging Markets Pension Administration                                        --             --             --             --
                                                                               --------       --------       --------       --------
         Total managed accounts                                                   134.6          141.9          143.7          151.1
                                                                               --------       --------       --------       --------
Unit Investment Trusts held in client accounts                                     12.8           12.9           12.3           12.9
                                                                               --------       --------       --------       --------

Alternative Investment Strategies                                                  28.1           30.0           32.6           32.7
                                                                               --------       --------       --------       --------

Total assets under management (1)                                              $  351.0       $  360.3       $  363.7       $  377.3
                                                                               ========       ========       ========       ========

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                         $  210.9       $  215.4       $  214.8       $  222.6
Emerging Markets Pension Administration                                            --             --             --            --
Institutional (including Alternate Investment Strategies)                         140.1          144.9          148.9          154.7
                                                                               --------         ------         ------        -------
    Total assets under management                                              $  351.0       $  360.3       $  363.7       $  377.3
                                                                               ========       ========       ========       ========

Number of Morningstar 4- and 5-star funds                                            22             17             20            20





GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
    Assets Under Management (2)                                                $   10.6       $   11.5       $   11.8       $   12.3
    Number of Participants / Affiliates (in millions)                               5.2            5.3            5.5            5.7
CitiStreet Joint Venture - Assets Under Administration                             --             --             --            --


                                                                                 1Q             2Q              3Q
                                                                                2000           2000            2000
                                                                             ---------------------------   ----------

Revenues:
    Investment advisory, admin. & distribution fees                            $  413         $  469         $  472
    Unit Investment Trust revenues - net                                           12              7             16
    Other revenues, net interest expense                                           11              3              3
                                                                               ------         ------         ------
         Total revenues                                                           436            479            491
                                                                               ------         ------         ------
Expenses:
    Employee compensation and benefits                                            135            144            150
    Mutual fund commission expense                                                 29             34             26
    Other expenses                                                                114            148            153
                                                                               ------         ------         ------
         Total expenses                                                           278            326            329
                                                                               ------         ------         ------
Core income before income taxes                                                   158            153            162
Provision for income taxes                                                         63             61             66
                                                                               ------         ------         ------
Core income                                                                    $   95         $   92         $   96
                                                                               ======         ======         ======

Pre-tax profit margin                                                            36.3%          31.9%          33.0%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
    Retail                                                                   $   83.2       $   79.3       $   83.7
    Institutional                                                                17.0           18.2           20.0
                                                                             --------       --------       --------
         Total money market and institutional liquidity funds                   100.2           97.5          103.7
                                                                             --------       --------       --------

Long-term mutual funds:
    Equity / Balanced                                                            53.4           53.2           54.5
    Taxable Fixed Income                                                         21.4           21.6           20.0
    Tax Exempt Fixed Income                                                       8.5            8.3            8.5
    Annuities                                                                     5.8            5.8            6.1
                                                                             --------       --------       --------
         Total long-term mutual funds                                            89.1           88.9           89.1
                                                                             --------       --------       --------
Managed accounts:
    Private client                                                               54.4           55.5           59.5
    Institutional                                                                97.8           96.7           94.0
    Emerging Markets Pension Administration                                       1.1            4.5            4.9
                                                                             --------       --------       --------
         Total managed accounts                                                 153.3          156.7          158.4
                                                                             --------       --------       --------
Unit Investment Trusts held in client accounts                                   12.3           11.2           10.9
                                                                             --------       --------       --------

Alternative Investment Strategies                                                33.0           34.3           34.4
                                                                             --------       --------       --------

Total assets under management (1)                                            $  387.9       $  388.6       $  396.5
                                                                             ========       ========       ========

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                       $  236.2       $  231.2       $  240.6
Emerging Markets Pension Administration                                           1.1            4.5            4.9
Institutional (including Alternate Investment Strategies)                       150.6          152.9          151.0
                                                                             --------       --------       --------
    Total assets under management                                            $  387.9       $  388.6       $  396.5
                                                                             ========       ========       ========

Number of Morningstar 4- and 5-star funds                                          20             19             22

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
    Assets Under Management (2)                                              $   13.9       $   13.7       $   13.8
    Number of Participants / Affiliates (in millions)                             5.9            6.1            6.2
CitiStreet Joint Venture - Assets Under Administration                           --            189.2          196.4


                                                                                3Q 2000 VS.     YTD     YTD      YTD 3Q 2000 VS.
                                                                             3Q 1999 INCREASE/  3Q      3Q    YTD 3Q 1999 INCREASE/
                                                                                (DECREASE)      1999    2000     (DECREASE)
                                                                             -------------------------------   -----------------
Revenues:
    Investment advisory, admin. & distribution fees                                37%         $1,025         $1,354            32%
    Unit Investment Trust revenues - net                                          (24%)            40             35           (13%)
    Other revenues, net interest expense                                          (40%)            20             17           (15%)
                                                                                               ------         ------          -----
         Total revenues                                                            32%          1,085          1,406            30%
                                                                                               ------         ------          -----
Expenses:
    Employee compensation and benefits                                             35%            318            429            35%
    Mutual fund commission expense                                                (24%)            92             89            (3%)
    Other expenses                                                                 78%            261            415            59%
                                                                                               ------         ------          -----
         Total expenses                                                            42%            671            933            39%
                                                                                               ------         ------          -----
Core income before income taxes                                                    16%            414            473            14%
Provision for income taxes                                                         18%            164            190            16%
                                                                                               ------         ------          -----
Core income                                                                        14%         $  250         $  283            13%
                                                                                               ======         ======          =====

Pre-tax profit margin                                                                            38.1%          33.7%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
    Retail                                                                         18%
    Institutional                                                                  20%
         Total money market and institutional liquidity funds                      18%

Long-term mutual funds:
    Equity / Balanced                                                              22%
    Taxable Fixed Income                                                          (30%)
    Tax Exempt Fixed Income                                                       (12%)
    Annuities                                                                      33%
         Total long-term mutual funds                                               2%
Managed accounts:
    Private client                                                                 25%
    Institutional                                                                  (2%)
    Emerging Markets Pension Administration                                         NM
         Total managed accounts                                                    10%
Unit Investment Trusts held in client accounts                                    (11%)

Alternative Investment Strategies                                                   6%

Total assets under management (1)                                                   9%

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                             12%
Emerging Markets Pension Administration                                             NM
Institutional (including Alternate Investment Strategies)                           1%
    Total assets under management                                                   9%

Number of Morningstar 4- and 5-star funds                                          10%

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
    Assets Under Management (2)                                                    17%
    Number of Participants / Affiliates (in millions)                              13%
CitiStreet Joint Venture - Assets Under Administration                              NM

(1) Includes $29, $35, $36 and $31 billion for the 1999 first, second, third and fourth quarters, respectively, and $31 billion in each 2000 quarter for Global Private Bank clients.

(2) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America.

       NM - Not meaningful

       Reclassified to conform to the current period's presentation.

       GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
       GLOBAL PRIVATE BANK
       (In millions of dollars)


                                                          1Q           2Q           3Q            4Q
                                                         1999         1999         1999          1999
                                                         -----        ----         ----         -----

Total Revenues, Net of Interest Expense                  $274         $301         $305         $332
Adjusted Operating Expenses                               179          186          190          215
Provision for Loan Losses                                   8            2            2           --
                                                         ----         ----         ----         ----
Core Income Before Taxes                                   87          113          113          117
Income Taxes                                               32           42           43           44
                                                         ----         ----         ----         ----
Core Income                                              $ 55         $ 71         $ 70         $ 73
                                                         ====         ====         ====         ====

Average Assets (in billions of dollars)                  $ 18         $ 19         $ 21         $ 23
                                                         ====         ====         ====         ====
Return on Assets                                         1.24%        1.50%        1.32%        1.26%
                                                         ====         ====         ====         ====
Client Business Volumes (in billions of dollars)         $119         $125         $128         $140
                                                         ====         ====         ====         ====


CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
    Proprietary Managed Assets                           $ 27         $ 27         $ 27         $ 29
    Other Assets under Fee based Management                 3            3            3            4
    Banking and Fiduciary Deposits                         27           27           27           27
    Loans                                                  17           20           23           24
    Other, Principally Custody Accounts                    45           48           48           56
                                                         ----         ----         ----         ----
         Total Client Business Volumes                   $119         $125         $128         $140
                                                         ====         ====         ====         ====

REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
         Fee Based Revenues                              $198         $201         $205         $225
    Transaction Revenues                                   38           56           62           68
                                                         ----         ----         ----         ----
         Total Customer Revenues                          236          257          267          293
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                 38           44           38           39
                                                         ----         ----         ----         ----
         Total Revenues                                  $274         $301         $305         $332
                                                         ====         ====         ====         ====
                  United States                          $101         $109         $107         $112
                  International                           173          192          198          220
                                                         ----         ----         ----         ----
                                                         $274         $301         $305         $332
                                                         ====         ====         ====         ====

Net Credit Loss Ratio                                    0.18%        0.05%        0.05%        0.13%
Loans 90+ Days Past Due:
    In Millions of Dollars                               $191         $162         $145         $120
    Delinquency Ratio (% of Avg Loans)                   1.10%        0.88%        0.69%        0.54%


    GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
    GLOBAL PRIVATE BANK
    (In millions of dollars)

                                                                  1Q            2Q           3Q
                                                                 2000          2000         2000
                                                             -------------  ------------ ------------

    Total Revenues, Net of Interest Expense                         $ 362         $ 338        $ 337
    Adjusted Operating Expenses                                       213           210          214
    Provision for Loan Losses                                          22             3           (3)
                                                             -------------  ------------ ------------
    Core Income Before Taxes                                          127           125          126
    Income Taxes                                                       47            46           46
                                                             -------------  ------------ ------------
    Core Income                                                      $ 80          $ 79         $ 80
                                                             =============  ============ ============

    Average Assets (in billions of dollars)                          $ 23          $ 25         $ 26
                                                             =============  ============ ============
    Return on Assets                                                1.40%         1.27%        1.22%
                                                             =============  ============ ============
    Client Business Volumes (in billions of dollars)                $ 144         $ 149        $ 154
                                                             =============  ============ ============


    CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
      Proprietary Managed Assets                                     $ 29          $ 30         $ 31
      Other Assets under Fee based Management                           5             5            5
      Banking and Fiduciary Deposits                                   28            28           28
      Loans                                                            25            27           27
      Other, Principally Custody Accounts                              57            59           63
                                                             -------------  ------------ ------------
         Total Client Business Volumes                              $ 144         $ 149        $ 154
                                                             =============  ============ ============


    REVENUES:
    Customer Revenues
      Net Interest Spread and Recurring
         Fee Based Revenues                                         $ 233         $ 239        $ 243
      Transaction Revenues                                             80            63           59
                                                             -------------  ------------ ------------
         Total Customer Revenues                                      313           302          302
    Other Revenues (Principally Allocated Equity
      and Treasury Revenues)                                           49            36           35
                                                             -------------  ------------ ------------
         Total Revenues                                             $ 362         $ 338        $ 337
                                                             =============  ============ ============
                  United States                                     $ 121         $ 120        $ 124
                  International                                       241           218          213
                                                             -------------  ------------ ------------
                                                                    $ 362         $ 338        $ 337
                                                             =============  ============ ============

    Net Credit Loss Ratio                                           0.18%         0.05%        0.03%
    Loans 90+ Days Past Due:
      In Millions of Dollars                                         $ 87          $ 78         $ 90
      Delinquency Ratio (% of Avg Loans)                            0.37%         0.32%        0.36%



                                                        3Q 2000 VS.       YTD           YTD          YTD 3Q 2000 VS.
                                                     3Q 1999 INCREASE/    3Q            3Q        YTD 3Q 1999 INCREASE/
                                                        (DECREASE)       1999          2000            (DECREASE)
                                                     ------------------ ----------  ------------  ----------------------



Total Revenues, Net of Interest Expense                      10%         $  880         $1,037             18%
Adjusted Operating Expenses                                  13%            555            637             15%
Provision for Loan Losses                                    NM              12             22             83%
                                                                         ------         ------
Core Income Before Taxes                                     12%            313            378             21%
Income Taxes                                                  7%            117            139             19%
                                                                         ------         ------
Core Income                                                  14%         $  196         $  239             22%
                                                                         ======         ======

Average Assets (in billions of dollars)                      24%         $   19         $   25             32%
                                                                         ======         ======
Return on Assets                                                          1.38%          1.28%

Client Business Volumes (in billions of dollars)             20%


CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):

  Proprietary Managed Assets                                 15%
  Other Assets under Fee based Management                    67%
  Banking and Fiduciary Deposits                              4%
  Loans                                                      17%
  Other, Principally Custody Accounts                        31%
     Total Client Business Volumes                           20%


REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
     Fee Based Revenues                                      19%         $  604         $  715             18%
  Transaction Revenues                                       (5%)           156            202             29%
                                                                         ------         ------
     Total Customer Revenues                                 13%            760            917             21%
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                     (8%)           120            120             --
                                                                         ------         ------
     Total Revenues                                          10%         $  880         $1,037             18%
                                                                         ======         ======
              United States                                  16%         $  317         $  365             15%
              International                                   8%            563            672             19%
                                                                         ------         ------
                                                             10%         $  880         $1,037             18%
                                                                         ======         ======

Net Credit Loss Ratio
Loans 90+ Days Past Due:
  In Millions of Dollars                                    (38%)
  Delinquency Ratio (% of Avg Loans)

NM - Not meaningful

Reclassified to conform to the current period's presentation.

       INVESTMENT ACTIVITIES
       (In millions of dollars)


                                                              1Q              2Q                  3Q               4Q
                                                             1999            1999                1999             1999
                                                           ------------    ---------------   ----------------   ------------------


       REVENUES:
           Proprietary Investments (1)                      $   103         $   219             $   289          $   191
           LDC Debt Sales/Refinancing                            20              18                  19               21
           Insurance Portfolio Gains (Losses) (2)                30              33                   3              144
                                                            -------         -------             -------          -------
                Total Revenues                              $   153         $   270             $   311          $   356
                                                            =======         =======             =======          =======

       CORE INCOME:
           Proprietary Investments (1)                      $    59         $   133             $   179           $  115
           LDC Debt Sales/Refinancing                            13              11                  11               12
           Insurance Portfolio Gains (Losses) (2)                17              18                   4               86
                                                            -------         -------             -------          -------
                Total Core Income                           $    89         $   162             $   194          $   213
                                                            =======         =======             =======          =======

       PERIOD END ASSETS:
           Proprietary Investments                          $ 5,200         $ 5,429             $ 6,194          $ 7,081
           LDC Debt Sales/Refinancing                         3,377           3,358               3,304            3,371
                                                            -------         -------             -------          -------
                Total Period End Assets                     $ 8,577         $ 8,787             $ 9,498          $10,452
                                                            =======         =======             =======          =======




                                                     1Q               2Q              3Q
                                                    2000             2000            2000
                                                  --------         -------        ---------

REVENUES:
    Proprietary Investments (1)                   $  1,363         $   294        $     92
    LDC Debt Sales/Refinancing                        (112)             69             354
    Insurance Portfolio Gains (Losses) (2)            (235)             24              49
                                                  --------        --------        --------
         Total Revenues                           $  1,016         $   387        $    495
                                                  ========        ========        ========

CORE INCOME:
    Proprietary Investments (1)                   $    850         $   175        $     39
    LDC Debt Sales/Refinancing                         (69)             42             222
    Insurance Portfolio Gains (Losses) (2)            (147)             17              31
                                                  --------        --------        --------
         Total Core Income                        $    634         $   234        $    292
                                                  ========        ========        ========

PERIOD END ASSETS:
    Proprietary Investments                       $  7,804         $ 8,170        $  8,027
    LDC Debt Sales/Refinancing                       3,285           3,002           2,651
                                                  --------        --------        --------
         Total Period End Assets                  $ 11,089         $11,172        $ 10,678
                                                  ========        ========        ========



                                                     3Q 2000 VS.       YTD         YTD              YTD 3Q 2000 VS.
                                                 3Q 1999 INCREASE/     3Q          3Q           YTD 3Q 1999 INCREASE/
                                                     (DECREASE)       1999        2000                (DECREASE)
                                                 -----------------  --------     ----------     -------------------------

REVENUES:
    Proprietary Investments (1)                       (68%)        $   611        $ 1,749             186%
    LDC Debt Sales/Refinancing                         NM               57            311             446%
    Insurance Portfolio Gains (Losses) (2)             NM               66           (162)             NM
                                                                   -------        -------
         Total Revenues                                59%         $   734        $ 1,898             159%
                                                                   =======        =======

CORE INCOME:
    Proprietary Investments (1)                       (78%)        $   371        $ 1,064             187%
    LDC Debt Sales/Refinancing                         NM               35            195             457%
    Insurance Portfolio Gains (Losses) (2)            675%              39            (99)             NM
                                                                   -------        -------
         Total Core Income                             51%         $   445        $ 1,160             161%
                                                                   =======        =======

PERIOD END ASSETS:
    Proprietary Investments                            30%
    LDC Debt Sales/Refinancing                        (20%)
         Total Period End Assets                       12%


(1) Includes Venture Capital Activities and certain other corporate investments.
(2) Represents gains (losses) on investments held by insurance companies (see page 27 for Insurance Investment Portfolio details).

NM - Not meaningful

Reclassified to conform to the current period's presentation.

       CITIGROUP CONSOLIDATED STATEMENT OF INCOME
       (In millions of dollars)


                                                                            1Q               2Q              3Q              4Q
                                                                           1999             1999            1999            1999
                                                                         --------         --------        --------        --------
REVENUES
    Loan interest, including fees                                        $  5,888         $  5,614        $  5,784        $  5,886
    Other interest and dividends                                            5,414            5,449           5,417           5,448
    Insurance premiums                                                      2,526            2,616           2,636           2,663
    Commissions and fees                                                    2,872            3,153           3,149           3,549
    Principal transactions                                                  1,770            1,272             954           1,164
    Asset management and administration fees                                  955            1,003           1,056           1,150
    Realized gains (losses) from sales of investments                          53              188              35             281
    Other income                                                            1,043            1,141           1,066             810
                                                                         --------         --------        --------        --------
         Total revenues                                                    20,521           20,436          20,097          20,951
         Interest expense                                                   6,451            6,056           6,076           6,185
                                                                         --------         --------        --------        --------
         Total revenues, net of interest expense                           14,070           14,380          14,021          14,766
                                                                         --------         --------        --------        --------

PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                                        2,048            2,151           2,258           2,214
    Provision for credit losses                                               729              790             632             686
                                                                         --------         --------        --------        --------
         Total provisions for benefits, claims, and credit losses           2,777            2,941           2,890           2,900
                                                                         --------         --------        --------        --------

OPERATING EXPENSES
    Non-insurance compensation and benefits                                 3,755            3,615           3,531           3,635
    Insurance underwriting, acquisition and operating                         841              817             786             909
    Restructuring-related items                                              (130)              47              22             (27)
    Other operating                                                         2,855            3,045           2,922           3,158
                                                                         --------         --------        --------        --------
         Total operating expenses                                           7,321            7,524           7,261           7,675
                                                                         --------         --------        --------        --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                                 3,972            3,915           3,870           4,191
Provision for income taxes                                                  1,423            1,402           1,379           1,499
Minority interest, net of income taxes                                         60               65              56              70
                                                                         --------         --------        --------        --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                                 2,489            2,448           2,435           2,622
Cumulative effect of accounting changes                                      (127)              --              --              --
                                                                         --------         --------        --------        --------
NET INCOME                                                               $  2,362         $  2,448        $  2,435        $  2,622
                                                                         ========         ========        ========        ========


                                                                            1Q               2Q              3Q
                                                                           2000             2000            2000
                                                                         --------         --------        --------
REVENUES
    Loan interest, including fees                                        $  6,024         $  6,563        $  7,049
    Other interest and dividends                                            5,878            6,581           7,067
    Insurance premiums                                                      2,717            2,733           2,803
    Commissions and fees                                                    3,998            3,829           3,969
    Principal transactions                                                  1,723            1,435           1,547
    Asset management and administration fees                                1,284            1,332           1,331
    Realized gains (losses) from sales of investments                        (169)             280             507
    Other income                                                            2,253              942             801
                                                                         --------         --------        --------
         Total revenues                                                    23,708           23,695          25,074
         Interest expense                                                   6,724            7,791           8,737
                                                                         --------         --------        --------
         Total revenues, net of interest expense                           16,984           15,904          16,337
                                                                         --------         --------        --------

PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                                        2,251            2,307           2,373
    Provision for credit losses                                               751              711             633
                                                                         --------         --------        --------
         Total provisions for benefits, claims, and credit losses           3,002            3,018           3,006
                                                                         --------         --------        --------

OPERATING EXPENSES
    Non-insurance compensation and benefits                                 4,125            4,188           4,332
    Insurance underwriting, acquisition and operating                         848              800             788
    Restructuring-related items                                                20                3              36
    Other operating                                                         3,333            3,251           3,323
                                                                         --------         --------        --------
                                                                         --------         --------        --------
         Total operating expenses                                           8,326            8,242           8,479
                                                                         --------         --------        --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                                 5,656            4,644           4,852
Provision for income taxes                                                  2,011            1,619           1,751
Minority interest, net of income taxes                                         55               20              13
                                                                         --------         --------        --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                                 3,590            3,005           3,088
Cumulative effect of accounting changes                                        --               --              --
                                                                         --------         --------        --------
NET INCOME                                                               $  3,590         $  3,005        $  3,088
                                                                         ========         ========        ========


                                                                    3Q 2000 VS.        YTD             YTD       YTD 3Q 2000 VS.
                                                                  3Q 1999 INCREASE/    3Q              3Q     YTD 3Q 1999 INCREASE/
                                                                    (DECREASE)        1999            2000         (DECREASE)
                                                                  ----------------  --------         -------- ---------------------
REVENUES
    Loan interest, including fees                                       22%         $ 17,286         $ 19,636         14%
    Other interest and dividends                                        30%           16,280           19,526         20%
    Insurance premiums                                                   6%            7,778            8,253          6%
    Commissions and fees                                                26%            9,174           11,796         29%
    Principal transactions                                              62%            3,996            4,705         18%
    Asset management and administration fees                            26%            3,014            3,947         31%
    Realized gains (losses) from sales of investments                   NM               276              618        124%
    Other income                                                       (25%)           3,250            3,996         23%
                                                                                    --------         --------
         Total revenues                                                 25%           61,054           72,477         19%
         Interest expense                                               44%           18,583           23,252         25%
                                                                                    --------         --------

         Total revenues, net of interest expense                        17%           42,471           49,225         16%
                                                                                    --------         --------

PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                                     5%            6,457            6,931          7%
    Provision for credit losses                                         --             2,151            2,095         (3%)
                                                                                    --------         --------

         Total provisions for benefits, claims, and credit losses        4%            8,608            9,026          5%
                                                                                    --------         --------

OPERATING EXPENSES
    Non-insurance compensation and benefits                             23%           10,901           12,645         16%
    Insurance underwriting, acquisition and operating                   --             2,444            2,436         --
    Restructuring-related items                                         64%              (61)              59         NM
    Other operating                                                     14%            8,822            9,907         12%
                                                                                    --------         --------

         Total operating expenses                                       17%           22,106           25,047         13%
                                                                                    --------         --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                             25%           11,757           15,152         29%
Provision for income taxes                                              27%            4,204            5,381         28%
Minority interest, net of income taxes                                 (77%)             181               88        (51%)
                                                                                    --------         --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                             27%            7,372            9,683         31%
Cumulative effect of accounting changes                                 --              (127)              --         NM
                                                                                    --------         --------
NET INCOME                                                              27%         $  7,245         $  9,683         34%
                                                                                    ========         ========

       CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
       (In millions of dollars)


                                                                     1Q               2Q               3Q                4Q
                                                                    1999             1999             1999              1999
                                                                  --------         --------         --------         --------

Total Revenues, Net of Interest Expense                           $ 14,070         $ 14,380         $ 14,021         $ 14,766
Effect of Credit Card Securitization Activity                          588              570              552              559
                                                                  --------         --------         --------         --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                          14,658           14,950           14,573           15,325

Total Operating Expenses                                             7,321            7,524            7,261            7,675
Restructuring-Related Items (1)                                        130              (47)             (22)              27
                                                                  --------         --------         --------         --------
ADJUSTED OPERATING EXPENSES                                          7,451            7,477            7,239            7,702
OPERATING MARGIN                                                     7,207            7,473            7,334            7,623
                                                                  --------         --------         --------         --------

Provisions for Benefits, Claims and Credit Losses                    2,777            2,941            2,890            2,900
Effect of Credit Card Securitization Activity                          588              570              552              559
                                                                  --------         --------         --------         --------
ADJUSTED PROVISIONS FOR BENEFITS, CLAIMS AND CREDIT LOSSES           3,365            3,511            3,442            3,459


CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                3,842            3,962            3,892            4,164
Taxes on Core Income                                                 1,367            1,420            1,386            1,489
Minority Interest, Net of Income Taxes                                  60               65               56               70
                                                                  --------         --------         --------         --------

CORE INCOME                                                          2,415            2,477            2,450            2,605

Restructuring-Related Items After-tax (1)                               74              (29)             (15)              17
Cumulative Effect of Accounting Changes (2)                           (127)              --               --               --
                                                                  --------         --------         --------         --------

NET INCOME                                                        $  2,362         $  2,448         $  2,435         $  2,622
                                                                  ========         ========         ========         ========


                                                                    1Q               2Q                3Q
                                                                   2000             2000              2000
                                                                  --------         --------         --------

Total Revenues, Net of Interest Expense                           $ 16,984         $ 15,904         $ 16,337
Effect of Credit Card Securitization Activity                          519              469              427
                                                                  --------         --------         --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                          17,503           16,373           16,764

Total Operating Expenses                                             8,326            8,242            8,479
Restructuring-Related Items (1)                                        (20)              (3)             (36)
                                                                  --------         --------         --------
ADJUSTED OPERATING EXPENSES                                          8,306            8,239            8,443
OPERATING MARGIN                                                     9,197            8,134            8,321
                                                                  --------         --------         --------

Provisions for Benefits, Claims and Credit Losses                    3,002            3,018            3,006
Effect of Credit Card Securitization Activity                          519              469              427
                                                                  --------         --------         --------
ADJUSTED PROVISIONS FOR BENEFITS, CLAIMS AND CREDIT LOSSES           3,521            3,487            3,433


CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                5,676            4,647            4,888
Taxes on Core Income                                                 2,019            1,620            1,764
Minority Interest, Net of Income Taxes                                  55               20               13
                                                                  --------         --------         --------

CORE INCOME                                                          3,602            3,007            3,111

Restructuring-Related Items After-tax (1)                              (12)              (2)             (23)
Cumulative Effect of Accounting Changes (2)                             --               --               --
                                                                  --------         --------         --------

NET INCOME                                                        $  3,590         $  3,005         $  3,088
                                                                  ========         ========         ========



                                                                     3Q 2000 VS.       YTD            YTD        YTD 3Q 2000 VS.
                                                                  3Q 1999 INCREASE/    3Q              3Q     YTD 3Q 1999 INCREASE/
                                                                     (DECREASE)       1999            2000         (DECREASE)
                                                                  ----------------- --------         -------- ---------------------

Total Revenues, Net of Interest Expense                                 17%         $ 42,471         $ 49,225               16%
Effect of Credit Card Securitization Activity                          (23%)           1,710            1,415              (17%)
                                                                                    --------         --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                              15%           44,181           50,640               15%

Total Operating Expenses                                                17%           22,106           25,047               13%
Restructuring-Related Items (1)                                         64%               61              (59)              NM
                                                                                    --------         --------
ADJUSTED OPERATING EXPENSES                                             17%           22,167           24,988               13%
OPERATING MARGIN                                                        13%           22,014           25,652               17%

Provisions for Benefits, Claims and Credit Losses                        4%            8,608            9,026                5%
Effect of Credit Card Securitization Activity                          (23%)           1,710            1,415              (17%)
                                                                                    --------         --------
ADJUSTED PROVISIONS FOR BENEFITS, CLAIMS AND CREDIT LOSSES              --            10,318           10,441                1%


CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                   26%           11,696           15,211               30%
Taxes on Core Income                                                    27%            4,173            5,403               29%
Minority Interest, Net of Income Taxes                                 (77%)             181               88              (51%)
                                                                                    --------         --------

CORE INCOME                                                             27%            7,342            9,720               32%

Restructuring-Related Items After-tax (1)                               53%               30              (37)              NM
Cumulative Effect of Accounting Changes (2)                             --              (127)              --               NM
                                                                                    --------         --------

NET INCOME                                                              27%         $  7,245         $  9,683               34%
                                                                                    ========         ========

       (1) Includes restructuring charges of $49 million pretax ($31 million after-tax) in the 1999 third quarter, $82 million pretax ($51 million after-tax) in the 1999 fourth quarter, $22 million pretax ($14 million after-tax) in the 2000 second quarter and $24 million pretax ($15 million after-tax) in the 2000 third quarter, and credits for reversals of prior charges of $211 million pretax ($125 million after-tax) in the 1999 first quarter, $68 million pretax ($41 million after-tax) in the 1999 third quarter, $122 million pretax ($76 million after-tax) in the 1999 fourth quarter and $48 million pretax ($31 million after-tax) in the 2000 second quarter. Also includes accelerated depreciation charges of $81 million pretax ($51 million after-tax) in the 1999 first quarter, $47 million pretax ($29 million after-tax) in the 1999 second quarter, $41 million pretax ($25 million after-tax) in the 1999 third quarter, $13 million pretax ($8 million after-tax) in the 1999 fourth quarter, $20 million pretax ($12 million after-tax) in the 2000 first quarter, $29 million pretax ($19 million after-tax) in the 2000 second quarter, and $12 million pretax ($8 million after-tax) in the 2000 third quarter.

       (2) First quarter 1999 accounting changes refer to adoption of Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3) of ($135) million; adoption of SOP 98-7, "Deposit Accounting:
              Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

       NM - Not meaningful

       CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)


                                              EOP
                                              LOANS             90 DAYS OR MORE PAST DUE (1)
                                           ------------  --------------------------------------------------
                                             3Q 2000          3Q 2000          2Q 2000          3Q 1999
                                           ------------  --------------     ------------     --------------
CITIBANKING NORTH AMERICA                  $     7.1        $    33          $    33          $    64
Ratio                                                         0.46%            0.47%            0.90%

MORTGAGE BANKING                                38.9            709              709              629
Ratio                                                         1.82%            1.98%            2.28%

N.A. BANKCARDS                                  83.0          1,022              929            1,000
Ratio                                                         1.23%            1.18%            1.42%

OTHER CARDS                                      1.9             20               24               19
Ratio                                                         1.05%            1.17%            1.06%

CITIFINANCIAL                                   18.5            239              229              186
Ratio                                                         1.29%            1.32%            1.27%

EUROPE, MIDDLE EAST AND AFRICA                  16.2            800              868              953
Ratio                                                         4.93%            5.09%            5.45%

ASIA PACIFIC                                    25.8            359              405              450
Ratio                                                         1.39%            1.56%            1.87%

LATIN AMERICA                                    7.0            319              323              325
Ratio                                                         4.55%            4.52%            4.10%

GLOBAL PRIVATE BANK                             25.2             90               78              145
Ratio                                                         0.36%            0.32%            0.69%

OTHER                                            0.3             --               --                1
                                             -------        -------          -------          -------
TOTAL MANAGED                                  223.9          3,591            3,598            3,772
Ratio                                          1.60%                           1.67%            1.96%

SECURITIZATION ACTIVITIES:
SECURITIZED CREDIT CARD RECEIVABLES            (45.8)          (611)            (544)            (704)
LOANS HELD FOR SALE                             (8.0)           (66)             (62)             (37)
                                             -------        -------          -------          -------
                                               (53.8)          (677)            (606)            (741)

TOTAL LOANS                                $   170.1        $ 2,914          $ 2,992          $ 3,031
                                             =======        =======          =======          =======
Ratio                                                         1.71%            1.84%            2.18%



                                             AVERAGE
                                              LOANS                        NET CREDIT LOSSES (1)
                                           -------------------------------------------------------------
                                             3Q 2000        3Q 2000            2Q 2000        3Q 1999
                                           ------------  ------------        -----------  --------------
CITIBANKING NORTH AMERICA                  $     7.0        $    15          $    15          $    19
Ratio                                                         0.86%             0.88%            1.06%

MORTGAGE BANKING                                37.2              5                4                8
Ratio                                                         0.06%             0.05%            0.12%

N.A. BANKCARDS                                  81.2            714              745              777
Ratio                                                         3.50%             3.96%            4.40%

OTHER CARDS                                      1.8             13               12               14
Ratio                                                         3.00%             2.84%            3.23%

CITIFINANCIAL                                   17.8             86               80               71
Ratio                                                         1.91%             1.93%            2.00%

EUROPE, MIDDLE EAST AND AFRICA                  16.4             64               65               69
Ratio                                                         1.54%             1.57%            1.60%

ASIA PACIFIC                                    25.7             70               64               73
Ratio                                                         1.08%             1.01%            1.23%

LATIN AMERICA                                    7.0             69               76              110
Ratio                                                         3.89%             4.25%            5.55%

GLOBAL PRIVATE BANK                             24.9              2                3                2
Ratio                                                         0.03%             0.05%            0.05%

OTHER                                            0.3             --               --                7
                                             -------        -------          -------          -------
TOTAL MANAGED                                  219.3          1,038            1,064            1,150
Ratio                                          1.88%                           2.06%            2.41%

SECURITIZATION ACTIVITIES:
SECURITIZED CREDIT CARD RECEIVABLES            (44.1)          (386)            (441)            (525)
LOANS HELD FOR SALE                             (7.8)           (41)             (28)             (27)
                                             -------        -------          -------          -------
                                               (51.9)          (427)            (469)            (552)

TOTAL LOANS                                $   167.4        $   611          $   595          $   598
                                             =======        =======          =======          =======
Ratio                                                         1.45%            1.54%            1.74%

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

       Reclassified to conform to the current period's presentation.

       DETAILS OF CREDIT LOSS EXPERIENCE
       (In millions of dollars)


                                                            1Q             2Q             3Q        4Q
                                                           1999           1999           1999      1999
                                                          ------         ------         ------   --------

ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD        $6,617         $6,662         $6,743         $6,706
                                                          ------         ------         ------         ------
PROVISION FOR CREDIT LOSSES
     Consumer                                                617            679            594            594
     Commercial                                              112            111             38             92
                                                          ------         ------         ------         ------
                                                             729            790            632            686
                                                          ------         ------         ------         ------

GROSS CREDIT LOSSES
     Consumer                                                694            771            743            737
     Commercial                                              132            135            104            158
                                                          ------         ------         ------         ------
                                                             826            906            847            895
                                                          ------         ------         ------         ------
CREDIT RECOVERIES
     Consumer                                                118            140            145            136
     Commercial                                               20             24             16             57
                                                          ------         ------         ------         ------
                                                             138            164            161            193
                                                          ------         ------         ------         ------

NET CREDIT LOSSES                                            688            742            686            702
                                                          ------         ------         ------         ------
Other -- net                                                   4             33             17           (11)
                                                          ======         ======         ======         ======
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD              $6,662         $6,743         $6,706         $6,679
                                                          ======         ======         ======         ======

Net consumer credit losses                                $  576         $  631         $  598         $  601
As a percentage of average consumer loans                   1.79%          1.91%          1.74%          1.68%
Net commercial credit losses                              $  112         $  111         $   88         $  101
As a percentage of average commercial loans                 0.49%          0.48%          0.37%          0.42%





ALLOWANCE FOR CREDIT LOSSES
Consumer                                                  $3,355         $3,436         $3,449         $3,431
Commercial                                                 3,307          3,307          3,257          3,248
                                                          ------         ------         ------         ------
     Total Allowance for Credit Losses                    $6,662         $6,743         $6,706         $6,679
                                                          ======         ======         ======         ======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                  2.58%          2.57%          2.49%         2.32%
Commercial                                                3.43%          3.35%          3.30%         3.37%
Total                                                     2.94%          2.90%          2.83%         2.73%



                                                            1Q              2Q               3Q
                                                           2000            2000             2000
                                                          -------         -------         -------

ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD        $ 6,679         $ 6,657         $ 6,736
                                                          -------         -------         -------
PROVISION FOR CREDIT LOSSES
     Consumer                                                 627             580             591
     Commercial                                               124             131              42
                                                          -------          -------        -------
                                                              751             711             633
                                                          -------          -------        -------

GROSS CREDIT LOSSES
     Consumer                                                 775              766            771
     Commercial                                               143              155             74
                                                          -------          -------        -------
                                                              918              921            845
                                                          -------          -------        -------
CREDIT RECOVERIES
     Consumer                                                 147              171            160
     Commercial                                                19               24             32
                                                          -------          -------        -------
                                                              166              195            192
                                                          -------          -------        -------

NET CREDIT LOSSES                                             752              726            653
                                                          -------          -------        -------
Other -- net                                                  (21)              94            (37)
                                                          =======          =======        =======
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD              $ 6,657         $  6,736        $ 6,679
                                                          =======          =======        =======

Net consumer credit losses                                $   628         $   595         $   611
As a percentage of average consumer loans                   1.71%           1.54%           1.45%
Net commercial credit losses                              $   124         $   131         $    42
As a percentage of average commercial loans                 0.52%           0.51%           0.15%





ALLOWANCE FOR CREDIT LOSSES
Consumer                                                  $ 3,409         $ 3,391         $ 3,338
Commercial                                                  3,248           3,345           3,341
                                                          -------         -------         -------
     Total Allowance for Credit Losses                    $ 6,657         $ 6,736         $ 6,679
                                                          =======         =======         =======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                    2.25%           2.08%          1.96%
Commercial                                                  3.19%           3.01%          2.85%
Total                                                       2.63%           2.46%          2.33%

    CITIGROUP SUPPLEMENTAL DATA
    (In millions of dollars)


                                                                  1Q             2Q             3Q             4Q
                                                                 1999           1999           1999           1999
                                                             -------------- -------------- -------------- --------------

    CASH-BASIS AND RENEGOTIATED LOANS
    COMMERCIAL CASH-BASIS LOANS
    Collateral Dependent (at lower of cost or
      collateral value) (1)                                          $ 358          $ 214          $ 277          $ 241
    Other                                                            1,277          1,341          1,232          1,162
                                                             ============== ============== ============== ==============
      Total Commercial Cash-Basis Loans                            $ 1,635        $ 1,555        $ 1,509        $ 1,403
                                                             ============== ============== ============== ==============

    COMMERCIAL CASH-BASIS LOANS
    Emerging Markets                                               $ 1,095        $ 1,197        $ 1,154        $ 1,044
    Global Relationship Banking                                        308            279            302            304
    Insurance Subsidiaries                                             218             66             40             41
    Investment Activities                                               14             13             13             14
                                                             ============== ============== ============== ==============
      Total Commercial Cash-Basis Loans                            $ 1,635        $ 1,555        $ 1,509        $ 1,403
                                                             ============== ============== ============== ==============

    COMMERCIAL RENEGOTIATED LOANS                                     $ 47           $ 50           $ 68           $ 59
                                                             ============== ============== ============== ==============

    CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
      HAS BEEN SUSPENDED                                           $ 2,252        $ 2,259        $ 2,214        $ 2,230
                                                             ============== ============== ============== ==============

    OTHER REAL ESTATE OWNED

    Consumer (2)                                                     $ 217          $ 213          $ 211          $ 204
                                                             -------------- -------------- -------------- --------------

    Emerging Markets                                                    26             28             50             44
    Global Relationship Banking                                        212            178            178            156
    Insurance Subsidiaries                                             242            445            445            311
                                                             -------------- -------------- -------------- --------------
      Total Commercial  (2)                                            480            651            673            511
                                                             -------------- -------------- -------------- --------------

    Corporate/Other                                                      8              8              8             14
                                                             -------------- -------------- -------------- --------------

    Total                                                            $ 705          $ 872          $ 892          $ 729
                                                             ============== ============== ============== ==============

    ASSETS PENDING DISPOSITION (3)                                    $ 95           $ 89           $ 87           $ 86
    ------------------------------
                                                             ============== ============== ============== ==============



                                                                  1Q            2Q            3Q
                                                                 2000          2000          2000
                                                             -------------- ------------  ------------
    CASH-BASIS AND RENEGOTIATED LOANS
    COMMERCIAL CASH-BASIS LOANS
    Collateral Dependent (at lower of cost or
      collateral value) (1)                                          $ 237        $ 210         $ 167
    Other                                                            1,218        1,428         1,515
                                                             ============== ============  ============
      Total Commercial Cash-Basis Loans                            $ 1,455      $ 1,638       $ 1,682
                                                             ============== ============  ============

    COMMERCIAL CASH-BASIS LOANS
    Emerging Markets                                               $ 1,066      $ 1,132       $ 1,185
    Global Relationship Banking                                        319          465           453
    Insurance Subsidiaries                                              59           38            40
    Investment Activities                                               11            3             4
                                                             ============== ============  ============
      Total Commercial Cash-Basis Loans                            $ 1,455      $ 1,638       $ 1,682
                                                             ============== ============  ============

    COMMERCIAL RENEGOTIATED LOANS                                     $ 46         $ 27          $ 22
                                                             ============== ============  ============

    CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
      HAS BEEN SUSPENDED                                           $ 2,217      $ 2,191       $ 2,096
                                                             ============== ============  ============

    OTHER REAL ESTATE OWNED

    Consumer (2)                                                     $ 189        $ 180         $ 180
                                                             -------------- ------------  ------------

    Emerging Markets                                                    43           43            42
    Global Relationship Banking                                        141          135           122
    Insurance Subsidiaries                                             310          114           113
                                                             -------------- ------------  ------------
      Total Commercial  (2)                                            494          292           277
                                                             -------------- ------------  ------------

    Corporate/Other                                                      9            8             8
                                                             -------------- ------------  ------------

    Total                                                            $ 692        $ 480         $ 465
                                                             ============== ============  ============

    ASSETS PENDING DISPOSITION (3)                                    $ 97         $ 93          $ 89
    ------------------------------
                                                             ============== ============  ============


    (1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
    (2) Represents repossessed real estate, carried at lower of cost or collateral value.
    (3) Represents consumer residential mortgage loans that have a high probability of foreclosure, carried at lower of cost or collateral value.

     INSURANCE INVESTMENT PORTFOLIO
     (In millions of dollars)


                                                                   1Q              2Q               3Q                4Q
                                                                  1999            1999             1999              1999
                                                                ---------       ---------        --------        ----------
     Fixed-income investments:
        Available for sale, at market:
         Mortgage-backed securities - principally
               obligations of U.S. Government agencies           $  9,595        $  9,294        $  9,058         $  9,010
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies                 3,728           3,324           2,983            2,778
         Corporates (including redeemable preferreds)              27,346          27,504          27,606           26,635
         Obligations of states and political subdivisions          11,023          10,672          10,362            9,981
         Debt securities issued by foreign governments              1,822           1,842           1,631            1,711
    Held to maturity, at amortized cost                                28              26              24               33
                                                                 --------        --------        --------         --------
    Total fixed income                                             53,542          52,662          51,664           50,148
Equity securities, at market                                        1,685           1,819           1,905            2,121
Short-term and other                                                6,651           5,301           5,524            5,322
                                                                 --------        --------        --------         --------
    Total investments held by Insurance companies                $ 61,878        $ 59,782        $ 59,093         $ 57,591
                                                                 ========        ========        ========         ========

After tax unrealized gains / (losses) on invested assets         $    943        $    100        $   (251)        $   (587)
                                                                 ========        ========        ========         ========


                                                                                                                     3Q 2000 VS.
                                                                    1Q               2Q               3Q          3Q 1999 INCREASE/
                                                                   2000             2000             2000            (DECREASE)
                                                                 --------         --------         --------       ----------------
Fixed-income investments:
        Available for sale, at market:
         Mortgage-backed securities - principally
               obligations of U.S. Government agencies           $  9,382         $  9,371         $  9,679                7%
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies                 3,033            2,692            2,790               (6%)
         Corporates (including redeemable preferreds)              27,317           27,868           27,602               --
         Obligations of states and political subdivisions          10,049            9,963           10,092               (3%)
         Debt securities issued by foreign governments              1,579            1,626            1,901               17%
    Held to maturity, at amortized cost                                32               31               30               25%
                                                                 --------          -------          -------
    Total fixed income                                             51,392           51,551           52,094                1%
Equity securities, at market                                        2,111            2,013            1,873               (2%)
Short-term and other                                                6,478            6,581            7,753               40%
                                                                 --------          -------          -------

    Total investments held by Insurance companies                $ 59,981         $ 60,145         $ 61,720                4%
                                                                 ========         ========         ========

After tax unrealized gains/(losses) on invested assets           $   (218)        $   (391)        $    (18)             (93%)
                                                                 ========         ========         ========

       GLOBAL CONSUMER
       GLOBAL CARDS SUPPLEMENTAL DATA (1)
       (In millions of dollars)


                                                         1Q                 2Q                3Q                 4Q
                                                        1999               1999              1999               1999
                                                      ----------         ---------         ---------         ----------

Adjusted Revenues, Net of Interest Expense             $   2,418         $   2,422         $   2,460         $   2,559
Adjusted Operating Expenses                                  964               963               975               997
Adjusted Provision for Loan Losses (2)                       925               938               914               898
                                                       ---------         ---------         ---------         ---------
Core Income Before Taxes                                     529               521               571               664
Income Taxes                                                 195               191               211               242
                                                       ---------         ---------         ---------         ---------
Core Income                                            $     334         $     330         $     360         $     422
                                                       =========         =========         =========         =========

Managed Average Assets (in billions of dollars)        $      81         $      82         $      84         $      85
                                                       =========         =========         =========         =========
Return on Managed Assets                                   1.67%             1.61%             1.70%             1.97%
                                                       =========         =========         =========         =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                      $    80.1         $    81.4         $    81.8         $    85.7
Total EOP Open Accounts (in millions)                       52.6              52.4              52.6              52.7
Total Sales                                            $    46.3         $    51.2         $    51.8         $    55.2
Coincident Net Credit Loss Ratio %                          4.74%             4.66%             4.45%             4.36%
Loans 90+ Days Past Due %                                   1.57%             1.48%             1.49%             1.52%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                      $     277         $     280         $     301         $     324
    International                                             57                50                59                98
                                                       =========         =========         =========         =========
         Total                                         $     334         $     330         $     360         $     422
                                                       =========         =========         =========         =========

AVERAGE LOANS
    North America                                      $    69.2         $    71.2         $    71.7         $    72.3
    International                                            8.6               8.7               9.0               9.2
                                                       =========         =========         =========         =========
         Total                                         $    77.8         $    79.9         $    80.7         $    81.5
                                                       =========         =========         =========         =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
    North America                                           42.8              42.4              42.0              42.1
    International                                            9.8              10.0              10.6              10.6
                                                       =========         =========         =========         =========
         Total                                              52.6              52.4              52.6              52.7
                                                       =========         =========         =========         =========

TOTAL SALES
    North America                                      $    39.6         $    44.0         $    44.3         $    47.2
    International                                            6.7               7.2               7.5               8.0
                                                       =========         =========         =========         =========
         Total                                         $    46.3         $    51.2         $    51.8         $    55.2
                                                       =========         =========         =========         =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    North America                                      $     798         $     818         $     791         $     800
    International                                            111               110               115                95
                                                       =========         =========         =========         =========
         Total                                         $     909         $     928         $     906         $     895
                                                       =========         =========         =========         =========




                                                          1Q                2Q                3Q
                                                         2000              2000              2000
                                                       ---------         ---------         ---------

Adjusted Revenues, Net of Interest Expense             $   2,539         $   2,550         $   2,623
Adjusted Operating Expenses                                1,032             1,025             1,048
Adjusted Provision for Loan Losses (2)                       898               848               822
                                                       ---------         ---------         ---------
Core Income Before Taxes                                     609               677               753
Income Taxes                                                 224               247               277
                                                       ---------         ---------         ---------
Core Income                                            $     385         $     430         $     476
                                                       =========         =========         =========

Managed Average Assets (in billions of dollars)        $      88         $      92         $      97
                                                       =========         =========         =========
Return on Managed Assets                                   1.76%             1.88%             1.95%
                                                       =========         =========         =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                      $    85.5         $    91.6         $    95.6
Total EOP Open Accounts (in millions)                       53.5              55.1              56.8
Total Sales                                            $    54.0         $    61.1         $    60.6
Coincident Net Credit Loss Ratio %                          4.31%             3.90%             3.51%
Loans 90+ Days Past Due %                                   1.53%             1.25%             1.27%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                      $     296         $     308         $     369
    International                                             89               122               107
                                                       =========         =========         =========
         Total                                         $     385         $     430         $     476
                                                       =========         =========         =========

AVERAGE LOANS
    North America                                      $    74.3         $    77.5         $    83.0
    International                                            9.6               9.9               9.9
                                                       ---------         ---------         ---------
         Total                                         $    83.9         $    87.4         $    92.9
                                                       =========         =========         =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
    North America                                           42.3              43.7              45.0
    International                                           11.2              11.4              11.8
                                                       ---------         ---------         ---------
         Total                                              53.5              55.1              56.8
                                                       =========         =========         =========

TOTAL SALES
    North America                                      $    45.7         $    52.1         $    51.3
    International                                            8.3               9.0               9.3
                                                       ---------         ---------         ---------
         Total                                         $    54.0         $    61.1         $    60.6
                                                       =========         =========         =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    North America                                      $     798         $     757         $     727
    International                                            101                90                92
                                                       ---------         ---------         ---------
         Total                                         $     899         $     847         $     819
                                                       =========         =========         =========



                                                       3Q 2000 VS.       YTD           YTD         YTD 3Q 2000 VS.
                                                     3Q 1999 INCREASE/   3Q            3Q       YTD 3Q 1999 INCREASE/
                                                        (DECREASE)      1999           2000           (DECREASE)
                                                    ----------------   ------         ------    ----------------------

Adjusted Revenues, Net of Interest Expense                  7%         $7,300         $7,712             6%
Adjusted Operating Expenses                                 7%          2,902          3,105             7%
Adjusted Provision for Loan Losses (2)                    (10%)         2,777          2,568            (8%)
                                                                       ------         ------
Core Income Before Taxes                                   32%          1,621          2,039            26%
Income Taxes                                               31%            597            748            25%
                                                                       ------         ------
Core Income                                                32%         $1,024         $1,291            26%
                                                                       ======         ======

Managed Average Assets (in billions of dollars)            15%         $   82         $   92            12%
                                                                       ======         ======
Return on Managed Assets                                                1.67%          1.87%
                                                                       ======         ======

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                          17%
Total EOP Open Accounts (in millions)                       8%
Total Sales                                                17%
Coincident Net Credit Loss Ratio %
Loans 90+ Days Past Due %

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                          23%         $  858         $  973            13%
    International                                          81%            166            318            92%
                                                                       ------        -------
         Total                                             32%         $1,024         $1,291            26%
                                                                       ======        ======

AVERAGE LOANS
    North America                                          16%         $ 70.7         $ 78.3            11%
    International                                          10%            8.8            9.8            11%
                                                                       ------        -------
         Total                                             15%         $ 79.5         $ 88.1            11%
                                                                       ======        =======

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
    North America                                           7%
    International                                          11%
         Total                                              8%

TOTAL SALES
    North America                                          16%         $127.9         $149.1            17%
    International                                          24%           21.4           26.6            24%
                                                                       ------         ------
         Total                                             17%         $149.3         $175.7            18%
                                                                       ======         ======

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    North America                                          (8%)        $2,407         $2,282            (5%)
    International                                         (20%)           336            283           (16%)
                                                                       ------         ------
         Total                                            (10%)        $2,743         $2,565            (6%)
                                                                       ======         ======

(1) Worldwide Cards consists of the Cards business segment and card operations included within the International consumer segments.

(2)    On a managed basis.

       Reclassified to conform to the current period's presentation.

       GLOBAL CORPORATE AND INVESTMENT BANK
       SUPPLEMENTAL PRODUCT AND REGIONAL RESULTS
       (In millions of dollars)


                                                1Q             2Q               3Q             4Q
                                               1999           1999             1999           1999
                                              -------        -------        ---------       --------

PRODUCT VIEW
      TOTAL REVENUE
          Global Corporate Finance (1)        $ 3,348        $ 3,176        $ 2,819         $ 2,954
          Transaction Services (2)                695            712            748             770
          Private Client                        1,404          1,458          1,466           1,605
          Commercial Lines                      1,534          1,558          1,578           1,595
          Other                                   156             59           (165)             35
                                              -------        -------        -------         -------
      Total GCIB                              $ 7,137        $ 6,963        $ 6,446         $ 6,959
                                              =======        =======        =======         =======

      CORE INCOME
          Global Corporate Finance (1)        $   821        $   750        $   698         $   750
          Transaction Services (2)                 41             42             54              58
          Private Client                          212            226            216             264
          Commercial Lines                        189            201            255             200
          Other                                    73             24            (90)             12
                                              -------        -------        -------         -------
      Total GCIB                              $ 1,336        $ 1,243        $ 1,133         $ 1,284
                                              =======        =======        =======         =======


REGIONAL VIEW
     TOTAL REVENUE
        JENA (3)                              $ 5,912        $ 5,721        $ 5,244         $ 5,797
        Emerging Markets                        1,225          1,242          1,202           1,162
                                              -------        -------        -------         -------
     Total GCIB                               $ 7,137        $ 6,963        $ 6,446         $ 6,959
                                              =======        =======        =======         =======

     CORE INCOME
        JENA (3)                              $ 1,022        $   928        $   796         $ 1,021
        Emerging Markets                          314            315            337             263
                                              -------        -------        -------         -------
     Total GCIB                               $ 1,336        $ 1,243        $ 1,133         $ 1,284
                                              =======        =======        =======         =======

TRADING RELATED REVENUE
        Fixed Income                          $   851        $   582        $   443         $   434
        Equities                                  292            395            292             312
        Foreign Exchange                          440            313            316             336
        All Other                                 305            134            (51)             94
                                              -------        -------        -------         -------
     Total Trading Related Revenue            $ 1,888        $ 1,424        $ 1,000         $ 1,176
                                              =======        =======        =======         =======




                                               1Q              2Q              3Q
                                              2000            2000            2000
                                            ---------       --------        -------

PRODUCT VIEW
      TOTAL REVENUE
          Global Corporate Finance (1)        $ 3,799        $ 3,631        $ 3,791
          Transaction Services (2)                826            868            894
          Private Client                        1,916          1,686          1,675
          Commercial Lines                      1,568          1,626          1,747
          Other                                    92             45            (10)
                                              -------        -------        -------
      Total GCIB                              $ 8,201        $ 7,856        $ 8,097
                                              =======        =======        =======

      CORE INCOME
          Global Corporate Finance (1)        $ 1,068        $   849        $   883
          Transaction Services (2)                101            137            146
          Private Client                          364            254            247
          Commercial Lines                        240            267            315
          Other                                    56             32             (3)
                                              -------        -------        -------
      Total GCIB                              $ 1,829        $ 1,539        $ 1,588
                                              =======        =======        =======


REGIONAL VIEW
     TOTAL REVENUE
        JENA (3)                              $ 6,775        $ 6,427        $ 6,680
        Emerging Markets                        1,426          1,429          1,417
                                              -------        -------        -------
     Total GCIB                               $ 8,201        $ 7,856        $ 8,097
                                              =======        =======        =======

     CORE INCOME
        JENA (3)                              $ 1,407        $ 1,158        $ 1,183
        Emerging Markets                          422            381            405
                                              -------        -------        -------
     Total GCIB                               $ 1,829        $ 1,539        $ 1,588
                                              =======        =======        =======

TRADING RELATED REVENUE
        Fixed Income                          $   695        $   533        $   716
        Equities                                  508            436            391
        Foreign Exchange                          339            352            220
        All Other                                 104             63             82
                                              -------        -------        -------
     Total Trading Related Revenue            $ 1,646        $ 1,384        $ 1,409
                                              =======        =======        =======



                                               3Q 2000 VS.        YTD           YTD              YTD 3Q 2000 VS.
                                            3Q 1999 INCREASE/     3Q             3Q           YTD 3Q 1999 INCREASE/
                                               (DECREASE)        1999           2000               (DECREASE)
                                            -----------------  -------        --------       ----------------------

PRODUCT VIEW
      TOTAL REVENUE
          Global Corporate Finance (1)             34%         $ 9,343        $11,221             20%
          Transaction Services (2)                 20%           2,155          2,588             20%
          Private Client                           14%           4,328          5,277             22%
          Commercial Lines                         11%           4,670          4,941              6%
          Other                                    94%              50            127            154%
                                                               -------        -------
      Total GCIB                                   26%         $20,546        $24,154             18%
                                                               =======        =======

      CORE INCOME
          Global Corporate Finance (1)             27%         $ 2,269        $ 2,800             23%
          Transaction Services (2)                170%             137            384            180%
          Private Client                           14%             654            865             32%
          Commercial Lines                         24%             645            822             27%
          Other                                    97%               7             85             NM
                                                               -------        -------
      Total GCIB                                   40%         $ 3,712        $ 4,956             34%
                                                               =======        =======


REGIONAL VIEW
     TOTAL REVENUE
        JENA (3)                                   27%         $16,877        $19,882             18%
        Emerging Markets                           18%           3,669          4,272             16%
                                                               -------        -------
     Total GCIB                                    26%         $20,546        $24,154             18%
                                                               =======        =======

     CORE INCOME
        JENA (3)                                   49%         $ 2,746        $ 3,748             36%
        Emerging Markets                           20%             966          1,208             25%
                                                               -------        -------
     Total GCIB                                    40%         $ 3,712        $ 4,956             34%
                                                               =======        =======

TRADING RELATED REVENUE
        Fixed Income                               62%         $ 1,876        $ 1,944              4%
        Equities                                   34%             979          1,335             36%
        Foreign Exchange                          (30%)          1,069            911            (15%)
        All Other                                  NM              388            249            (36%)
                                                               -------        -------
     Total Trading Related Revenue                 41%         $ 4,312        $ 4,439              3%
                                                               =======        =======

(1) Global Corporate Finance includes Global Fixed Income, FX and Structured Products, Global Equities, Global Investment Banking, Global Equipment Finance, Emerging Markets (EM) Sales & Trading, EM Local Finance, Loan Portfolio, Phibro, Robinson Humphrey, Municipals & Stock Loans.

(2) Transaction Services includes e-Business, Cash Management, Trade Finance and Worldwide Securities Services.

(3)   JENA includes Japan, Western Europe and North America.

      NM Not meaningful

      Reclassified to conform to the current period's presentation.

       EMERGING MARKETS - CONSUMER AND CORPORATE BANKING (1)
       (In millions of dollars)


                                                                 1Q              2Q               3Q              4Q
                                                                1999            1999             1999            1999
                                                               -------         -------         -------        --------
REVENUE
    Asia                                                       $   955         $ 1,048         $ 1,028        $ 1,016
    Latin America                                                1,080           1,020             981          1,013
    CEEMEA                                                         310             366             438            400
    Other                                                           (2)              6               7             24
                                                               -------         -------         -------        -------
         TOTAL                                                 $ 2,343         $ 2,440         $ 2,454        $ 2,453
                                                               =======         =======         =======        =======



CORE INCOME
    Asia                                                       $   172         $   229         $   237        $   183
    Latin America                                                  267             200             177            215
    CEEMEA                                                          50              68             106             83
    Other                                                          (24)            (12)             25              9
                                                               -------         -------         -------        -------
         TOTAL                                                 $   465         $   485         $   545        $   490
                                                               =======         =======         =======        =======


CORE INCOME
    ASIA:
         Global Consumer                                       $    81         $    84         $    92        $    99
         Global Corporate & Investment Bank                         87             131             132             76
         Global Investment Management & Private Banking              4              14              13              8
                                                               -------         -------         -------        -------
           TOTAL ASIA                                          $   172         $   229         $   237        $   183
                                                               =======         =======         =======        =======

    LATIN AMERICA:
         Global Consumer                                       $    47         $    41         $    52        $    82
         Global Corporate & Investment Bank                        203             134             103            106
         Global Investment Management & Private Banking             17              25              22             27
                                                               -------         -------         -------        -------
           TOTAL LATIN AMERICA                                 $   267         $   200         $   177        $   215
                                                               =======         =======         =======        =======

    CEEMEA:
         Global Consumer                                       $     3         $     6         $    27        $    10
         Global Corporate & Investment Bank                         48              62              77             72
         Global Investment Management & Private Banking             (1)             --               2              1
                                                               -------         -------         -------        -------
           TOTAL CEEMEA                                        $    50         $    68         $   106        $    83
                                                               =======         =======         =======        =======

    OTHER                                                          (24)            (12)             25              9

    EMERGING MARKETS:
         Global Consumer                                       $   131         $   131         $   171        $   191
         Global Corporate & Investment Bank                        314             315             337            263
         Global Investment Management & Private Banking             20              39              37             36
                                                               -------         -------         -------        -------
                                                               =======         =======         =======        =======
           TOTAL EMERGING MARKETS                              $   465         $   485         $   545        $   490
                                                               =======         =======         =======        =======


                                                                  1Q            2Q               3Q
                                                                 2000          2000             2000
                                                               -------        -------         --------
REVENUE
    Asia                                                       $ 1,192        $ 1,145         $ 1,104
    Latin America                                                1,136          1,121           1,057
    CEEMEA                                                         445            477             530
    Other                                                           29             32              34
                                                               -------        -------         -------
         TOTAL                                                 $ 2,802        $ 2,775         $ 2,725
                                                               =======        =======         =======



CORE INCOME
    Asia                                                       $   314        $   300         $   285
    Latin America                                                  267            226             210
    CEEMEA                                                         115            111             127
    Other                                                            7             (5)             19
                                                               -------        -------         -------
         TOTAL                                                 $   703        $   632         $   641
                                                               =======        =======         =======


CORE INCOME
    ASIA:
         Global Consumer                                       $   144        $   142         $   142
         Global Corporate & Investment Bank                        149            144             132
         Global Investment Management & Private Banking             21             14              11
                                                               -------        -------         -------
           TOTAL ASIA                                          $   314        $   300         $   285
                                                               =======        =======         =======

    LATIN AMERICA:
         Global Consumer                                       $    66        $    41         $    32
         Global Corporate & Investment Bank                        172            147             146
         Global Investment Management & Private Banking             29             38              32
                                                               -------        -------         -------
           TOTAL LATIN AMERICA                                 $   267        $   226         $   210
                                                               =======        =======         =======

    CEEMEA:
         Global Consumer                                       $    14        $    16         $    15
         Global Corporate & Investment Bank                         94             95             108
         Global Investment Management & Private Banking              7             --               4
                                                               -------        -------         -------
           TOTAL CEEMEA                                        $   115        $   111         $   127
                                                               =======        =======         =======

    OTHER                                                            7             (5)             19

    EMERGING MARKETS:
         Global Consumer                                       $   224        $   199         $   189
         Global Corporate & Investment Bank                        422            381             405
         Global Investment Management & Private Banking             57             52              47
                                                               -------        -------         -------
           TOTAL EMERGING MARKETS                              $   703        $   632         $   641
                                                               =======        =======         =======



                                                                3Q 2000 VS.       YTD             YTD             YTD 3Q 2000 VS.
                                                              3Q 1999 INCREASE/   3Q              3Q           YTD 3Q 1999 INCREASE/
                                                                (DECREASE)        1999            2000              (DECREASE)
                                                              ----------------- -------         -------        ---------------------
REVENUE
    Asia                                                             7%         $ 3,031         $ 3,441             14%
    Latin America                                                    8%           3,081           3,314              8%
    CEEMEA                                                          21%           1,114           1,452             30%
    Other                                                          386%              11              95             NM
                                                                                -------         -------
         TOTAL                                                      11%         $ 7,237         $ 8,302             15%
                                                                                =======         =======



CORE INCOME
    Asia                                                            20%         $   638         $   899             41%
    Latin America                                                   19%             644             703              9%
    CEEMEA                                                          20%             224             353             58%
    Other                                                          (24%)            (11)             21             NM
                                                                                -------         -------
         TOTAL                                                      18%         $ 1,495         $ 1,976             32%
                                                                                =======         =======


CORE INCOME
    ASIA:
         Global Consumer                                            54%         $   257         $   428             67%
         Global Corporate & Investment Bank                         --              350             425             21%
         Global Investment Management & Private Banking            (15%)             31              46             48%
                                                                                -------         -------
           TOTAL ASIA                                               20%         $   638         $   899             41%
                                                                                =======         =======

    LATIN AMERICA:
         Global Consumer                                           (38%)        $   140         $   139             (1%)
         Global Corporate & Investment Bank                         42%             440             465              6%
         Global Investment Management & Private Banking             45%              64              99             55%
                                                                                -------         -------
           TOTAL LATIN AMERICA                                      19%         $   644         $   703              9%
                                                                                =======         =======

    CEEMEA:
         Global Consumer                                           (44%)        $    36         $    45             25%
         Global Corporate & Investment Bank                         40%             187             297             59%
         Global Investment Management & Private Banking            100%               1              11             NM
                                                                                -------         -------
           TOTAL CEEMEA                                             20%         $   224         $   353             58%
                                                                                =======         =======

    OTHER                                                          (24%)            (11)             21             NM

    EMERGING MARKETS:
         Global Consumer                                            11%         $   433         $   612             41%
         Global Corporate & Investment Bank                         20%             966           1,208             25%
         Global Investment Management & Private Banking             27%              96             156             63%
                                                                                -------         -------
           TOTAL EMERGING MARKETS                                   18%         $ 1,495         $ 1,976             32%
                                                                                =======         =======


(1) Also includes Global Investment Management and Private Banking. Excludes Investment Activities. NM - Not meaningful

       GLOBAL WEALTH MANAGEMENT
       SUPPLEMENTAL DATA
       (In millions of dollars)


                                                                           1Q               2Q              3Q              4Q
                                                                          1999             1999            1999            1999
                                                                         -------         -------         -------         -------

REVENUES
    Private Client                                                       $ 1,404         $ 1,558         $ 1,466         $ 1,605
    SSB Citi Asset Management                                                356             358             371             409
    Global Private Bank                                                      274             301             305             332
    Global Consumer Investment, Life Insurance & Annuity Products          1,301           1,424           1,422           1,483
                                                                         -------         -------         -------         -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                       $ 3,335         $ 3,641         $ 3,564         $ 3,829
                                                                         =======         =======         =======         =======

CORE INCOME
    Private Client                                                       $   212         $   226         $   216         $   264
    SSB Citi Asset Management                                                 81              85              84              79
    Global Private Bank                                                       55              71              70              73
    Global Consumer Investment, Life Insurance & Annuity Products            259             301             293             269
                                                                         -------         -------         -------         -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                       $   607         $   683         $   663         $   685
                                                                         =======         =======         =======         =======





    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client  - Client Assets                                      $   816         $   852         $   845         $   965
    SSB Citi Asset Management -Assets Under Management                       351             360             364             377
    PBG - Client Business Volumes                                            119             125             128             140
    Global Consumer Investment, Life Insurance & Annuity Products            547             560             560             578
    Less Cross-Sell Volumes Included Above                                  (263)           (269)           (268)           (279)
                                                                         -------         -------         -------         -------
    TOTAL CLIENT BUSINESS VOLUMES                                        $ 1,570         $ 1,628         $ 1,629         $ 1,781
                                                                         =======         =======         =======         =======



                                                                           1Q               2Q              3Q
                                                                          1999             1999            1999
                                                                         -------         -------         -------

REVENUES
    Private Client                                                       $ 1,916         $ 1,686         $ 1,675
    SSB Citi Asset Management                                                436             479             491
    Global Private Bank                                                      362             338             337
    Global Consumer Investment, Life Insurance & Annuity Products          1,670           1,617           1,532
                                                                         -------         -------         -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                       $ 4,384         $ 4,120         $ 4,035
                                                                         =======         =======         =======

CORE INCOME
    Private Client                                                       $   364         $   254         $   247
    SSB Citi Asset Management                                                 95              92              96
    Global Private Bank                                                       80              79              80
    Global Consumer Investment, Life Insurance & Annuity Products            353             357             335
                                                                         -------         -------         -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                       $   892         $   782         $   758
                                                                         =======         =======         =======





    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client  - Client Assets                                      $ 1,032         $ 1,032         $ 1,047
    SSB Citi Asset Management -Assets Under Management                       388             389             397
    PBG - Client Business Volumes                                            144             149             154
    Global Consumer Investment, Life Insurance & Annuity Products            593             599             608
    Less Cross-Sell Volumes Included Above                                  (294)           (300)           (311)
                                                                         -------         -------         -------
                                                                         =======         =======         =======
    TOTAL CLIENT BUSINESS VOLUMES                                        $ 1,863         $ 1,869         $ 1,895
                                                                         =======         =======         =======



                                                              3Q 2000 VS.             YTD           YTD         YTD 3Q 2000 VS.
                                                           3Q 1999 INCREASE/           3Q            3Q      YTD 3Q 1999 INCREASE/
                                                              (DECREASE)              1999          2000          (DECREASE)
                                                          --------------------   ---------------  ---------  -----------------------

REVENUES
  Private Client                                                       14%        $  4,428         $  5,277                19%
  SSB Citi Asset Management                                            32%           1,085            1,406                30%
  Global Private Bank                                                  10%             880            1,037                18%
  Global Consumer Investment, Life Insurance & Annuity Product          8%           4,147            4,819                16%
                                                                                  --------         --------
  TOTAL GLOBAL WEALTH MANAGEMENT                                       13%        $ 10,540         $ 12,539                19%
                                                                                  ========         ========

CORE INCOME
  Private Client                                                       14%        $    654         $    865                32%
  SSB Citi Asset Management                                            14%             250              283                13%
  Global Private Bank                                                  14%             196              239                22%
  Global Consumer Investment, Life Insurance & Annuity Product         14%             853            1,045                23%
                                                                                  --------         --------
  TOTAL GLOBAL WEALTH MANAGEMENT                                       14%        $  1,953         $  2,432                25%
                                                                                  ========         ========


  CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

  Private Client  - Client Assets                                      24%        $    845         $  1,047                24%
  SSB Citi Asset Management -Assets Under Management                    9%             364              397                 9%
  PBG - Client Business Volumes                                        20%             128              154                20%
  Global Consumer Investment, Life Insurance & Annuity Product          9%             560              608                 9%
  Less Cross-Sell Volumes Included Above                               16%            (268)            (311)               16%
                                                                                  --------         --------
  TOTAL CLIENT BUSINESS VOLUMES                                        16%        $  1,629         $  1,895                16%
                                                                                  ========         ========




Note: Global Wealth Management includes businesses that provide services related to the accumulation and management of wealth.

       CITICORP SUPPLEMENTAL DATA
       (In millions of dollars)


                                                                  1Q              2Q              3Q               4Q
                                                                 1999            1999            1999             1999
                                                                -------         -------         -------         ---------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                            $ 3,587         $ 3,651         $ 3,660         $   3,714
Effect of Credit Card Securitization Activity                     1,084           1,020           1,043             1,008
                                                                -------         -------         -------         ---------
    Total Adjusted                                              $ 4,671         $ 4,671         $ 4,703         $   4,722
                                                                =======         =======         =======         =========

Average Interest Earning Assets (in billions of dollars)        $ 300.8         $ 304.4         $ 307.9         $   313.4
Effect of Credit Card Securitization Activity                      44.3            46.7            47.9              48.6
                                                                -------         -------         -------         ---------
    Total Adjusted                                              $ 345.1         $ 351.1         $ 355.8         $   362.0
                                                                =======         =======         =======         =========

Net Interest Margin (%)                                            4.84%           4.81%           4.72%             4.70%
Effect of Credit Card Securitization Activity                      0.65%           0.53%           0.52%             0.47%
                                                                -------         -------         -------         ---------
    Total Adjusted                                                 5.49%           5.34%           5.24%             5.17%
                                                                =======         =======         =======         =========


                                                               YTD         YTD
                                                               1Q           2Q           3Q            3Q              3Q
                                                              2000         2000         2000          1999            2000
                                                            --------      -------      -------      --------      ----------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                         $ 3,713      $ 3,812      $ 3,855      $ 10,898      $   11,380
Effect of Credit Card Securitization Activity                  1,019          844          816         3,147           2,679
                                                             -------      -------      -------      --------      ----------
    Total Adjusted                                           $ 4,732      $ 4,656      $ 4,671      $ 14,045      $   14,059
                                                             =======      =======      =======      ========      ==========

Average Interest Earning Assets (in billions of dollars)     $ 324.6      $ 347.0      $ 368.5      $  304.4      $    346.7
Effect of Credit Card Securitization Activity                   48.2         45.8         44.1          46.3            46.0
                                                             -------      -------      -------      --------      ----------
    Total Adjusted                                           $ 372.8      $ 392.8      $ 412.6      $  350.7      $    392.7
                                                             =======      =======      =======      ========      ==========

Net Interest Margin (%)                                         4.60%        4.42%        4.16%         4.79%           4.38%
Effect of Credit Card Securitization Activity                   0.51%        0.35%        0.34%         0.56%           0.40%
                                                             -------      -------      -------      --------      ----------
    Total Adjusted                                              5.11%        4.77%        4.50%         5.35%           4.78%
                                                             =======      =======      =======      ========      ==========

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 18, 2000            CITIGROUP INC.


                                    By:  /s/ Roger W. Trupin
                                       ---------------------------------
                                    Name:  Roger W. Trupin
                                    Title: Controller